As filed with the Securities and Exchange Commission on April 28, 2000.

                                                               File No. 33-60841
                                                              File No. 811-07315

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                   -------------------------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                         Pre-Effective Amendment No. ___                    / /

                         Post-Effective Amendment No. 7                     /X/
                                                                            /X/
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 9                            /X/

                         TOMORROW FUNDS RETIREMENT TRUST
                       ----------------------------------
               (Exact name of Registrant as Specified in Charter)

                        ONE NEW YORK PLAZA, NEW YORK, NEW
                        YORK 10004 (Address of Principal
                          Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332
                                  ------------

                 RONALD M. HOFFNER, WEISS, PECK & GREER, L.L.C.
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  --------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109


It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 2000 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on ___________ pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on ___________ pursuant to paragraph (a)(2) of Rule 485

                                 Tomorrow Funds
                         R E T I R E M E N T T R U S T

                         A Lifecycle Retirement Program

                                   Prospectus
                                  May 1, 2000
                       Tomorrow Long-Term Retirement Fund
                      Tomorrow Medium-Term Retirement Fund
                      Tomorrow Short-Term Retirement Fund

                                 Adviser Class
                                      and
                           Institutional Class Shares

                               One New York Plaza
                            New York, New York 10004
                                  800-223-3332



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
Risk/Return Summary .......................................................    1
        Investment Goals...................... ............................    1
        Tomorrow Long-Term Retirement Fund ................................    5
        Tomorrow Medium-Term Retirement Fund ..............................    6
        Tomorrow Short-Term Retirement Fund ...............................    7

More About the Funds' Investments and Risks ...............................    8

Management of the Funds ...................................................   10

Eligible Investors ........................................................   11
        Variable Contract Holders .........................................   11
        Qualified Plans ...................................................   11

How to Buy, Exchange and Redeem Shares ....................................   11
        How to Buy Shares for Qualified Plans .............................   12
        How to Exchange Shares for Qualified Plans ........................   15
        How to Redeem Shares for Qualified Plans ..........................   17

Share Price ...............................................................   19

Dividends, Distributions and Taxes ........................................   19

Delivery of Prospectus and Shareholder Reports ............................   19

Financial Highlights ......................................................   20

For More Information .................................................Back Cover



ABOUT THE INVESTMENT ADVISER

Weiss, Peck & Greer, L.L.C. serves as the investment adviser to each of the funds. WPG is headquartered in New York and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company founded in 1929. As of the date of this prospectus, Robeco had approximately $110 billion in assets under management, including $18 billion managed directly by WPG. WPG, which has over 30 years experience as an investment adviser to institutional and individual clients, is a member firm of the New York Stock Exchange.

WHO MAY INVEST

Shares of the funds may be purchased only by "qualified" pension or retirement plans (including trustees of such plans for certain individuals funding their individual retirement accounts or other qualified plans) and by insurance company separate accounts to provide investment vehicles for variable annuity and variable life insurance contracts. See "Eligible Investors" for further information.

A WORD ABOUT RISK

An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOALS

The funds seek to provide you, as a holder of a variable contract or a participant in a qualified retirement plan, with an asset allocation strategy designed to address your retirement funding needs. There are three Tomorrow Funds, each of which is targeted for investors of different ages.

Each fund seeks to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular fund increases.

LONG-TERM FUND seeks to satisfy the retirement goals of investors who are currently between 23 and 36 years of age and with an average remaining life expectancy of 49 years or more.

MEDIUM-TERM FUND seeks to satisfy the retirement goals of investors who are currently between 37 and 51 years of age and with an average remaining life expectancy in the range of 34-48 years.

SHORT-TERM FUND seeks to satisfy the retirement goals of investors who are currently between 52 and 66 years of age and with an average remaining life expectancy in the range of 19-33 years.

You are encouraged to select a fund based on your current age and the length of the period during which you expect to maintain your investment. You may select more than one fund in order to achieve a personalized investment program.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS

Each fund allocates its assets between equity and fixed-income securities. Depending upon the funds' strategic asset allocations, each fund's assets allocated to equity securities may further be divided among large, medium and small capitalization stocks and foreign securities.

THE PERCENTAGE OF EACH FUND'S ASSETS ALLOCATED TO EQUITY AND FIXED-INCOME SECURITIES AND TO LARGE, MEDIUM AND SMALL CAPITALIZATION STOCKS AND FOREIGN SECURITIES DIFFERS. ACCORDINGLY, EACH FUND WILL NOT OWN THE SAME DOLLAR AMOUNT OF ANY SECURITY. TO THE EXTENT THAT A FUND ALLOCATES ASSETS TO THE DIFFERENT CATEGORIES OF INVESTMENTS, THE PERCENTAGE THAT A PARTICULAR SECURITY REPRESENTS WITHIN A CATEGORY WILL REMAIN SUBSTANTIALLY THE SAME (UNLESS IT IS IMPRACTICAL TO SO ALLOCATE).

Each fund adjusts its allocation between equity and fixed-income securities, and further adjusts its allocation of large, medium and small capitalization stocks and foreign securities, to reflect a level of risk that the adviser considers appropriate for investors in that fund's target class, in general, given their investment time horizon.

EQUITY SECURITIES include common stocks of large, medium and small capitalization companies and may also include equity securities of foreign companies.

FIXED-INCOME SECURITIES include bonds, notes, mortgage-backed and asset-based securities, convertible securities, preferred stock, municipal securities, and short-term debt securities. These fixed income securities are denominated in U.S. dollars and may be issued by U.S. and foreign companies or governmental entities.

CREDIT QUALITY. Exclusively investment grade. This means that the fixed income securities are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

MATURITY/DURATION. There is no limit on the average dollar-weighted maturity or duration of a fund's portfolio of fixed income securities. Currently, the adviser expects that the average duration (which will be substantially the same for each fund) will be in the intermediate range.

--------------------------------------------------------------------------------

HOW THE ADVISER ALLOCATES ASSETS WITHIN THE FUNDS

As the average age of the target class of investors in a fund increases over time, the adviser adjusts the fund's asset mix allocated between equity and fixed-income securities, and further allocated among large, medium and small capitalization stocks and foreign securities, to reflect a level of risk that the adviser considers appropriate for investors in that target age class, in general, given their investment time horizon.

-- The longer the average life expectancy of the target class of investors in a fund, the greater the allocation of assets of that fund to securities with higher growth potential and, correspondingly, more risk, such as small capitalization stocks.

-- The shorter the average life expectancy of the target class of investors in a fund, the greater the emphasis on current income and capital preservation of assets and, therefore, the greater the allocation of assets of that fund to fixed-income securities.

Each fund will be managed more conservatively as the average age of its target class of investors increases. For example, assuming that current market conditions remain the same, at a point fifteen years from now, the strategic asset composition of the Long-Term Fund could be expected to look like the current strategic asset composition of the Medium-Term Fund.

--------------------------------------------------------------------------------

CURRENT STRATEGIC ASSET ALLOCATION

A fund's strategic asset allocation mix represents the way that the fund's investments will generally be allocated in the near-term. The adviser reviews strategic asset allocations at least semiannually and adjusts the asset allocations, if necessary, at that time. Currently, the adviser anticipates the strategic asset allocation mix within each fund's portfolio to be approximately as follows:

[THE OMITTED PIE CHARTS SHOW THE FOLLOWING:]


                        LONG-TERM FUND      MEDIUM-TERM FUND     SHORT-TERM FUND
                        --------------      ----------------     ---------------

Large Capitalization         42.0%                40.0%                35.0%
Medium Capitalization        14.0%                10.0%
Small Capitalization         14.0%                 5.0%
Fixed Income                 25.0%                40.0%                65.0%
Foreign                       5.0%                 5.0%





A fund's actual asset allocation will vary from that shown above depending primarily on the relative performance of the securities in the fund's portfolio since the last rebalancing of the fund's portfolio and on the adviser's evaluation of anticipated relative returns and risks among securities in the near-term future.

--------------------------------------------------------------------------------

HOW THE ADVISER SELECTS EQUITY SECURITIES

With respect to the assets of each fund allocated to large, medium and small capitalization stocks, the adviser uses quantitative methods to seek investment results that exceed the performance of an appropriate benchmark. The benchmarks are:

CATEGORY                        BENCHMARK
--------                        ---------
Large Cap                       S&P 500 Index
Medium Cap                      S&P 400 MidCap Index
Small Cap                       Russell 2000 Index

Using a proprietary multi-factor model for each category, the adviser:

-- Identifies stocks with rising earnings expectations that the adviser believes will outperform their peers.

-- Identifies stocks from among this group that are selling at low relative prices in light of their earnings expectations.

-- Assesses the level of risk associated with each stock, and identifies stocks with the maximum expected return at each acceptable level of risk.

Based on this information, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will optimize each fund's risk/return ratio for each category. The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the funds' assets allocated to a particular category similar to those of its benchmark.

The funds' portfolios are rebalanced regularly to maintain the optimal risk/return trade-off. The adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk for each category. A stock is sold when it no longer offers an appropriate return-to-risk tradeoff.

--------------------------------------------------------------------------------

HOW THE ADVISER SELECTS FOREIGN SECURITIES

The adviser invests a fund's assets allocated to foreign securities in shares of other mutual funds or closed-end funds. These other funds invest their assets primarily in equity securities of foreign companies. The adviser selects these other funds whose portfolios, when aggregated, resemble the composition of the funds' benchmark for foreign securities, the Morgan Stanley Europe, Australia, Far East Index (EAFE Index).

--------------------------------------------------------------------------------

HOW THE ADVISER SELECTS FIXED INCOME SECURITIES

There are three principal factors in the adviser's selection process for fixed income securities: maturity allocation, sector allocation and individual security selection.

-- The adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

-- The adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include corporate securities, U.S. Treasury securities, U.S. government agency securities, and mortgage-backed and asset-backed securities.

-- After the funds' maturity and sector allocations are made, the adviser selects individual bonds within each sector. The adviser performs both fundamental and quantitative analysis, looking at:

     --   Stable or improving issuer credit quality
     -- Market inefficiencies that cause individual bonds to have high relative values
     -- Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

The funds' benchmark for fixed income securities is the Lehman Brothers Aggregate Index.

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Before investing in a fund, you should consider your personal tolerance for risk recognizing that each fund is designed and managed to satisfy the retirement goals of investors in a target age group with a corresponding average life expectancy who anticipate retiring at approximately age 65. You should also recognize that the strategic asset allocation of each fund and the particular securities in which each fund invests are determined based upon the average age of the particular fund's target class of investors. Because the funds are managed to satisfy retirement goals based upon average life expectancy, the funds may invest their assets in higher risk/higher return securities than mutual funds designed for investors based solely on retirement dates.

Each fund is managed with the goal of achieving a different risk/return ratio, with the Long-Term Fund seeking the highest risk/return ratio and the Short-Term Fund seeking the lowest risk/return ratio among the funds. Each fund will be managed to achieve an increasingly conservative risk/return ratio as the average age of the target class of investors in that particular fund increases. The risks associated with an investment in the funds vary depending on the amount of a fund's assets allocated between fixed income and equity securities and among large cap, medium cap and small cap securities and foreign securities.

You could lose money in a fund or a fund's performance could underperform other possible investments if any of the following occurs:

EQUITY SECURITIES (INCLUDING LARGE, MEDIUM AND SMALL CAP SECURITIES):
     --   The U.S. stock market goes down.
     -- Stocks of large cap, medium cap or small cap companies temporarily fall out of favor with investors.
     -- Companies in which a fund invests suffer unexpected losses or lower than expected earnings.
     -- The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's common stock proves to be wrong.
     -- The factors considered by the multi-factor model fail to select stocks with better relative performance than those included in the benchmarks.

FOREIGN SECURITIES:
     -- Foreign stock markets go down, or perform poorly relative to the U.S. stock market.
     --   Foreign stocks temporarily fall out of favor with investors.
     -- The judgments about the attractiveness, value or potential appreciation of a particular foreign company's stock or foreign market prove to be wrong.

FIXED INCOME SECURITIES:
     -- Interest rates rise, causing the bonds in a fund's portfolio to drop in value.
     -- The issuer or guarantor of a bond owned by a fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.
     -- As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.
     -- When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.
     -- The adviser's judgments about the attractiveness, relative value or potential income of particular fixed income sectors or bonds prove to be wrong.
ASSET ALLOCATION:
     -- The adviser's judgments about the relative attractiveness or potential appreciation or yield between fixed income securities and equity securities or among large cap, medium cap and small cap securities and foreign securities prove to be wrong.

RISK/RETURN SUMMARY           TOMORROW LONG-TERM RETIREMENT FUND
--------------------------------------------------------------------------------

THE LONG-TERM FUND'S PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the Long-Term Fund. Performance calculations in the bar chart and table do not reflect separate account fees, which would reduce the fund's performance. The bar chart shows changes in the performance of the Long Term fund's Adviser Class shares from year to year over the life of the fund. Institutional Class shares would have different performance due to their different expenses.

                                [GRAPH OMITTED:
  BAR CHART SHOWING CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR]

                                 LONG-TERM FUND
                                  TOTAL RETURN
                        CALENDAR YEARS ENDED DECEMBER 31

                              1997            24.50%
                              1998            15.58%
                              1999             9.53%


The table shows the fund's average annual returns for different calendar periods and since inception on April 2, 1996, for Institutional Class shares and on March 7, 1996 for Adviser Class shares compared to those of the fund's benchmark.

The benchmark is a compilation of five broad-based indices, one for each class of securities in which the fund invests: the S&P 500 Index for large cap securities; the S&P 400 MidCap Index for medium cap securities; the Russell 2000 Index for small cap securities; the EAFE Index for foreign securities; and the Lehman Brothers Aggregate Index for fixed income securities. The benchmark is composed of these indices in the same proportions as the fund's strategic asset allocation, described on page 3 of this prospectus. The different indices are unmanaged and are generally considered representative of the classes of securities in which the fund invests.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                 SINCE
                                1 YEAR         INCEPTION
                                ------         ---------
Adviser Class                    9.53%          15.24%
Institutional Class             10.07%          15.93%
Benchmark                       15.74%          18.35%

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:           15.16% in the 3rd quarter of 1998
Worst:          -7.39% in the 4th quarter of 1998

The fund's past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                            NONE


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)              ADVISER      INSTITUTIONAL
                                                      CLASS           CLASS
                                                      -----           -----

Management fees                                         0.75%           0.75%
12b-1 distribution fees                                 0.50%           None
Other expenses(1)                                       1.64%           2.71%
                                                        ----            ----
Total annual operating expenses                         2.89%           3.46%
Fee Waiver(2)                                          (1.08%)         (2.10%)
                                                        ----            ----
Net annual operating expenses                           1.81%           1.36%
                                                        ====            ====

-----------------
(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1999 were:

Other expenses                                          1.58%           2.65%
Total annual operating expenses                         2.83%           3.40%
Net annual operating expenses                           1.75%           1.29%

(2) The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES         1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------------         ------          -------         -------         --------

Adviser Class           $179            $556            $956            $2,076
Institutional Class     $132            $411            $712            $1,564

The example assumes:
     --   You invest $10,000 for the periods shown
     --   You redeem at the end of each period
     --   You reinvest all distributions and dividends without a sales charge
     -- The fund's operating expenses have been capped by the adviser and remain the same
     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY           TOMORROW MEDIUM-TERM RETIREMENT FUND
--------------------------------------------------------------------------------

THE MEDIUM-TERM FUND'S PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the Medium-Term Fund. Performance calculations in the bar chart and table do not reflect separate account fees, which would reduce the fund's performance. The bar chart shows changes in the performance of the fund's Adviser Class shares from year to year over the life of the fund. Institutional Class shares would have different performance due to their different expenses.

                                [GRAPH OMITTED:
   BAR CHART SHOWING CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR]

                                MEDIUM-TERM FUND
                                  TOTAL RETURN
                        CALENDAR YEARS ENDED DECEMBER 31

                              1997            18.96%
                              1998            15.94%
                              1999             4.32%




The table shows the fund's average annual returns for different calendar periods and since inception on April 2, 1996 for Institutional Class shares and on March 7, 1996 for Adviser Class shares compared to those of the fund's benchmark.

The benchmark is a compilation of five broad-based indices, one for each class of securities in which the fund invests: the S&P 500 Index for large cap securities; the S&P 400 MidCap Index for medium cap securities; the Russell 2000 Index for small cap securities; the EAFE Index for foreign securities; and the Lehman Brothers Aggregate Index for fixed income securities. The benchmark is composed of these indices in the same proportions as the fund's strategic asset allocation, described on page 3 of this prospectus. The different indices are unmanaged and are generally considered representative of the classes of securities in which the fund invests.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 1999)

                                                        SINCE
                                1 YEAR                INCEPTION
                                ------                ---------
Adviser Class                   4.32%                   12.47%
Institutional Class             4.77%                   13.00%
Benchmark                      11.19%                   16.65%

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:           11.70% in the 4th quarter of 1998
Worst:          -4.66% in the 3rd quarter of 1998

The fund's past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                            NONE


ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)         ADVISER         INSTITUTIONAL
                                                 CLASS              CLASS
                                                 -----              -----

Management fees                                  0.75%               0.75%
12b-1 distribution fees                          0.50%                None
Other expenses(1)                                0.96%               1.79%
                                                 ----                ----
Total annual operating expenses                  2.21%               2.54%
Fee Waiver(2)                                   (0.43%)             (1.20%)
                                                 ----                ----
Net annual operating expenses                    1.78%               1.34%
                                                 ====                ====

-----------------

(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1999 were:

Other expenses                                   0.93%               1.76%
Total annual operating expenses                  2.18%               2.51%
Net annual operating expenses                    1.75%               1.31%

(2) The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES         1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------------         ------          -------         -------         --------

Adviser Class           $179            $556            $956            $2,076
Institutional Class     $134            $418            $722            $1,587

The example assumes:
     --   You invest $10,000 for the periods shown
     --   You redeem at the end of each period
     --   You reinvest all distributions and dividends without a sales charge
     -- The fund's operating expenses have been capped by the adviser and remain the same
     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY           TOMORROW SHORT-TERM RETIREMENT FUND
--------------------------------------------------------------------------------

THE SHORT-TERM FUND'S PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the Short-Term Fund. Performance calculations in the bar chart and table do not reflect separate account fees, which would reduce the fund's performance. The bar chart shows changes in the performance of the fund's Adviser Class shares from year to year over the life of the fund. Institutional Class shares would have different performance due to their different expenses.

                                [GRAPH OMITTED:
   BAR CHART SHOWING CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR]

                                 SHORT-TERM FUND
                                  TOTAL RETURN
                        CALENDAR YEARS ENDED DECEMBER 31

                              1997            18.46%
                              1998            12.22%
                              1999             2.12

The table shows the fund's average annual returns for different calendar periods and since inception on April 2, 1996 for Institutional Class shares and on March 7, 1996 for Adviser Class shares compared to those of the fund's benchmark.

The benchmark is a compilation of two broad-based indices, one for each class of securities in which the fund invests: the Lehman Brothers Aggregate Index for fixed income securities; and the S&P 500 Index for large cap securities. The benchmark is composed of these indices in the same proportions as the fund's strategic asset allocation, described on page 3 of this prospectus. The different indices are unmanaged and are generally considered representative of the classes of securities in which the fund invests.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 1999)

                                                        SINCE
                                1 YEAR                INCEPTION
                                ------                ---------
Adviser Class                   2.12%                   10.68%
Institutional Class             2.40%                   11.07%
Benchmark                       5.62%                   14.46%

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:            9.97% in the 2nd quarter of 1997
Worst:          -1.88% in the 3rd quarter of 1999

The fund's past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                            NONE

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)         ADVISER         INSTITUTIONAL
                                                 CLASS              CLASS
                                                 -----              -----

Management fees                                   0.75%             0.75%
12b-1 distribution fees                           0.50%              None
Other expenses(1)                                 0.67%             0.87%
                                                  ----              ----
Total annual operating expenses                   1.92%             1.62%
Fee Waiver(2)                                    (0.15%)           (0.14%)
                                                  ----              ----
Net annual operating expenses                     1.77%             1.48%
                                                  ====              ====

-----------------
(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 1999 were:

Other expenses                                    0.65%             0.85%
Total annual operating expenses                   1.90%             1.60%
Net annual operating expenses                     1.75%             1.46%

(2) The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES         1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------------         ------          -------         -------         --------

Adviser Class           $179            $556            $956            $2,076
Institutional Class     $150            $465            $803            $1,756

The example assumes:
     --   You invest $10,000 for the periods shown
     --   You redeem at the end of each period
     --   You reinvest all distributions and dividends without a sales charge
     -- The fund's operating expenses have been capped by the adviser and remain the same
     --   Your investment has a 5% return each year

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

The Risk/Return Summary describes each fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the funds' investments and certain portfolio management techniques that the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).

EQUITY INVESTMENTS

The funds may invest in all types of equity securities. Equity securities include exchange-traded and over- the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

FIXED INCOME INVESTMENTS

The funds may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a fund treats the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below investment grade after their purchase.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. The funds also may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund's dollar roll obligations. In addition, if the adviser's prepayment assumptions are incorrect, a fund may have performed better had the fund not entered into the mortgage dollar roll.

FOREIGN SECURITIES

The Long-Term Fund's and the Medium-Term Fund's assets allocated to foreign securities are invested in shares of other mutual funds or closed-end funds. These other funds invest their assets primarily in equity securities of foreign companies. Accordingly, a fund's assets invested in shares of these other funds are subject to the risks associated with a direct investment in foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets indirectly denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of a fund's indirect European securities and present valuation problems.

--------------------------------------------------------------------------------

SECURITIES LENDING

Each fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

DERIVATIVE CONTRACTS

Each fund may, but need not, use derivative contracts for any of the following purposes:
     -- To hedge against adverse changes caused by changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought
     --   As a substitute for buying or selling currencies or securities
     --   To enhance the fund's return in non-hedging situations

Examples of derivative contracts include: futures and options on securities or securities indices; options on these futures; and interest rate swaps. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

TEMPORARY INVESTMENTS

Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

INVESTMENT GOALS

Each fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of trustees. If there is a change in your fund's investment goal, you should consider whether the fund remains an appropriate investment.

OTHER CHANGES

From time to time, it will be necessary to change the name of each fund to reflect the decreasing time period to retirement of the fund's intended class of investors. As the average age of the intended investors in a fund approaches retirement age, it is also anticipated that each fund's assets may begin to decrease as a result of investor withdrawals. At that time, the fund will consider what action would be appropriate.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISER

Weiss, Peck & Greer, L.L.C. serves as the investment adviser to each of the funds. WPG is headquartered at One New York Plaza, New York, New York 10004, and is a subsidiary of Robeco, a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations. Subject to the general supervision of the funds' boards of trustees, WPG manages the funds' portfolios and is responsible for the selection and management of all portfolio investments of each fund in accordance with each fund's investment objective and policies.

PORTFOLIO MANAGERS

The adviser supervises the portfolio management of the funds through the adviser's Asset Allocation Committee, which meets on a regular basis to evaluate, among other things, the strategic asset allocation mix between equity and fixed-income securities and among large, medium and small capitalization and foreign stocks. Each portfolio manager is primarily responsible for the day-to-day management of the percentage of each funds' portfolio allocated to his investment category.

        MANAGER                                         RESPONSIBLE FOR
        -------                                         ---------------
        Daniel J. Cardell
        Mr. Cardell has been a managing director        Large, medium and small
        of WPG since 1996. Prior to joining             capitalization stocks
        the adviser, Mr. Cardell was senior vice president and director of equities for the Bank of America.

        Daniel S. Vandivort
        Mr. Vandivort has been a managing director      Fixed-income securities
        of WPG since 1994. Prior thereto, Mr.
        Vandivort served in various capacities with CS First Boston Investment Management, including managing director and head of U.S.
        fixed income and senior portfolio manager and director, global product development and marketing.

        Sid Bakst
        Mr. Bakst has been a managing director of       Fixed-income securities
        the adviser since 1999, and principal of WPG 1998 to 1999. Prior thereto, Mr. Bakst served as a vice president and portfolio manager for New York Life Asset Managment.

MANAGEMENT FEES

In return for services provided to each fund in its capacity as investment adviser, WPG receives a management fee from each fund. Last year, the funds' paid management fees to WPG as follows:

      MANAGEMENT FEES PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 1999
                       (AS % OF AVERAGE DAILY NET ASSETS)

Long-Term Fund   0.00%     Medium-Term Fund  0.29%      Short-Term Fund 0.70%

EXPENSE CAP

The adviser has agreed to cap the operating expenses (excluding class-specific expenses and extraordinary expenses) of the funds to 1.25% of their respective average daily net assets. The adviser may not discontinue or modify such caps without the approval of a fund's trustees.

Each fund will reimburse the adviser for fees foregone or other expenses paid by the adviser pursuant to this expense limitation in later years in which operating expenses for that fund are less than the expense limitations for any such year.

DISTRIBUTION PLANS
Adviser Class
shares only

The funds have adopted Rule 12b-1 plans for their Adviser Class shares. Under the plans, the funds pay distribution and service fees for the sale of these shares and for administrative and shareholder services in an aggregate amount of up to 0.50% of their average daily net assets attributable to Adviser Class shares. These fees are an ongoing expense and over time will increase the cost of your investment and may cost you more than other types of sales charges.


SERVICE PLANS
Institutional Class
shares only

The funds have also adopted service plans for their Institutional Class shares. Under the plans, which were not adopted under Rule 12b-1, the funds pay fees for certain administrative and shareholder services in an aggregate amount of up to 0.25% of their average daily net assets attributable to Institutional Class shares. Like Rule 12b-1 fees, these fees are an ongoing expense and over time will increase the cost of your investment.

Eligible Investors
--------------------------------------------------------------------------------

VARIABLE CONTRACT HOLDERS

Institutional Class shares of the funds are designed to provide investment vehicles for variable annuity and Contract variable life insurance contracts ("Variable Contracts") of various insurance companies' separate accounts ("Separate Accounts"). Separate Accounts may not invest in Adviser Class shares.

QUALIFIED PLANS

Adviser Class shares and Institutional Class shares of the funds may be purchased for the account of qualified pension or retirement plans ("Qualified Plans"). Qualified Plans include: Qualified plans and trusts under Section 401(a) of the Internal Revenue Code, annuity plans under Code Section 403(a), Code Section 403(b) annuities and custodial accounts, certain governmental plans, simplified employee pension plans, deferred compensation arrangements under Code Section 457(b) and certain Individual Retirement Accounts (IRAs). IRAs that may invest in shares of the funds are limited to those established for the benefit of: (a) current and former Trustees and officers of the Trust; (b) current and former directors and employees of the Adviser; (c) directors, officers and employees of companies and their affiliates that have an advisory relationship with the Adviser; (d) directors, officers and employees of companies and their affiliates serving in an advisory capacity to sponsors of Qualified Plans and (e) members of the immediate families of any of the foregoing persons.

Should you have any questions as to whether you are an eligible investor in shares of the funds, please call WPG at 1-800-223-3332.


HOW TO BUY, EXCHANGE AND REDEEM SHARES
--------------------------------------------------------------------------------

VARIABLE CONTRACT HOLDERS

Insurance Company Separate Accounts may only invest in Institutional Class shares of the funds. Because holders of Variable Contracts may not purchase, exchange or redeem Institutional Class shares of the funds directly, you should read the prospectus of your insurance company Separate Account to obtain instructions for purchasing a Variable Contract. Variable Contracts may or may not make investments in all the funds described in this prospectus.

Separate Accounts purchase and redeem Institutional Class shares of the funds at their respective net asset values. Redemptions will be effected by Separate Accounts to meet obligations under Variable Contracts. Insurance companies who wish to designate Institutional Class shares of the funds as investment vehicles for their Separate Accounts should contact WPG at 1-800-223-3332.

QUALIFIED PLANS

The following information describes how participants in Qualified may arrange to buy, sell (redeem) Plans and exchange Adviser and Institutional Class shares of the funds for the account of their Qualified Plans.

If the trustee, custodian, plan administrator or other fiduciary (a "Plan Fiduciary") responsible for making investments on behalf of a Qualified Plan does not specify in the instructions to the funds which class of shares to purchase, the funds will assume that the instructions apply to Adviser Class shares. Both Adviser Class and Institutional Class shares are sold without a sales charge. Adviser Class shares are subject to distribution fees of up to 0.25% and service fees of up to 0.25% of each fund's average daily net assets attributable to Adviser Class Shares. Institutional Class shares are subject to service fees of up to 0.25% of each fund's average daily net assets attributable to Institutional Class Shares. See "Distribution Plans" and "Service Plans" above in this prospectus.

HOW TO BUY SHARES FOR QUALIFIED PLANS
--------------------------------------------------------------------------------

THROUGH WHOM MAY
SHARES OF THE FUNDS
BE PURCHASED FOR
QUALIFIED PLANS?

Because you may not purchase directly, all orders to purchase shares must be made shares of the funds through the Plan Fiduciary of your Qualified Plan. If the monies you wish to invest in the funds are maintained in a Qualified Plan sponsored by your employer, please consult with your employer for information about how to purchase shares of the funds. If the monies you wish to invest in the funds are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to purchase shares of the funds.

You may establish an IRA with the funds' custodian, through which you may invest in the funds. Additionally, you may invest in the funds by "rolling over" an existing IRA into an IRA maintained by the funds' custodian. Please call WPG at 1-800-223-3332 for information regarding how to establish an IRA with the funds' custodian.

WHAT IS THE MINIMUM
INVESTMENT?

Plan Fiduciaries may invest in the funds for the account of Qualified Plans with as little as $250. There is no minimum amount required for subsequent investments.


AT WHAT PRICE ARE
SHARES OF THE FUNDS
OFFERED?

Shares of each class of the funds are sold at the net asset value (NAV) of such class of shares next determined after the funds or their agents receive and accept a purchase order. Purchase orders received and accepted by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any day on which the Exchange is open for business (a "Business Day") will be effected as of the close of regular trading on the Exchange on that day. Otherwise, orders will be effected at the NAV determined on the next Business Day. The Exchange is generally open Monday through Friday except for most national holidays.


HOW MAY PLAN
FIDUCIARIES INVEST IN
THE FUNDS FOR THE
ACCOUNT OF THEIR
QUALIFIED PLANS?

In order to make an initial investment in a fund for a Qualified Plan, Plan Fiduciaries must open an account with the funds by furnishing to WPG the information in the applicable Account Information Form included with this prospectus. Please note that there is an Account Information Form applicable to IRAs and an Account Information Form applicable to other Qualified Plans and to insurance company Separate Accounts. Shares of the funds may be purchased by Plan Fiduciaries for the account of Qualified Plans on any Business Day.

      PLAN FIDUCIARIES: TO MAKE AN INITIAL INVESTMENT FOR A QUALIFIED PLAN

BY MAIL: 1. Make a check payable to the Tomorrow Fund in which you wish to invest.

                2. Mail the completed Account Information Form and check to WPG.
--------------------------------------------------------------------------------

BY WIRE: 1. Call 1-800-223-3332 to open an account and to receive an application.
                Funds may be wired after the application has been received.

                2. Instruct your bank to wire funds to:

                        Boston Safe Deposit and Trust Company
                        WPG Deposit Account No. 12-816-3
                        Bank Routing No. 011-00123-4

                Specify:
                        Name of Tomorrow Fund
                        Class of shares
                        Account Number
                        Name(s) in which account is to be registered

                3. Mail the completed Account Information Form to WPG.

--------------------------------------------------------------------------------

       PLAN FIDUCIARIES: TO MAKE FURTHER INVESTMENTS FOR A QUALIFIED PLAN

AUTOMATICALLY:  1. Use the Automatic Investment Plan.  Sign up for this service when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege. Designate the bank or credit union account from which funds will be drawn.

                2. The amount to be invested will automatically be withdrawn from the designated bank or credit union account on or about the first Business Day of the month or quarter selected.

BY TELEPHONE:   1. Sign up for this service when opening an account, or call
                1-800-223-3332 to receive a Services Form to add this privilege.
                Designate the bank or credit union account from which funds will be drawn. Note that in order to invest by phone, the account must be in a bank or credit union that is a member of the Automated Clearing House (ACH).

                2. Once this service has been selected, Plan Fiduciaries may purchase additional shares for the account of their Qualified Plans by calling the funds, toll-free at 1-800-223-3332.

                3. Give the funds' agent the name(s) in which the account is registered, the Tomorrow Fund name, Class of shares, the account number, and the amount of the investment.

                4. An investment will normally be credited to the Qualified Plan account upon receipt of payment. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing purchase orders by mail.
--------------------------------------------------------------------------------

BY MAIL:        1. Include a note with the investment specifying:
                        Name of the Tomorrow Fund
                        Class of shares
                        Account Number
                        Name(s) in which account is registered

                2. Make the check payable to the fund in which you wish to or are instructed to invest. Indicate the account number on the check.

                3. Mail the account information and check to the fund at the address indicated on the back cover of this prospectus.

--------------------------------------------------------------------------------

BY WIRE:        Instruct the bank to wire funds to:
                Boston Safe Deposit and Trust Company
                WPG Deposit Account No. 12-816-3
                ABA Routing No. 011-00123-4
                For credit to:
                        Name of  Tomorrow Fund
                        Class of shares
                        Your Account Number
                        Name(s) in which account is registered
--------------------------------------------------------------------------------


OTHER PURCHASE
INFORMATION

Each fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, shares in your account are required to be redeemed), you will be responsible for any loss incurred by the fund(s) affected. All purchases must be made in U.S. dollars. Checks drawn on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. In such cases, shares of the funds are priced at the net asset value computed after the funds receive notification of the dollar equivalent from the funds' custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. Eastern time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.

ACQUIRING SHARES IN
EXCHANGE FOR
SECURITIES

Shares of the funds may be purchased in whole or in part by delivering to the funds' custodian securities determined by the adviser to be suitable for that fund's portfolio.

HOW TO EXCHANGE SHARES FOR QUALIFIED PLANS
--------------------------------------------------------------------------------

MAY SHARES BE
EXCHANGED FOR SHARES
OTHER MUTUAL FUNDS?

Subject to the terms of your Qualified Plan, shares of a fund may be exchanged for shares of the same of class of any other fund as well as for shares of any of the WPG mutual funds. Please contact WPG at the address listed on the cover page for a copy of the WPG mutual funds' prospectus. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.


DO SALES CHARGES APPLY
TO EXCHANGES?

As is the case with initial purchases of shares of the funds, exchanges of shares are made without the imposition of a sales charge.

HOW MAY I MAKE AN
EXCHANGE FOR MY
QUALIFIED PLAN?

Because shares of the funds are held for the account of Qualified Plans, all orders to exchange shares must be made through your Plan Fiduciary. If the shares you wish to exchange are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to exchange shares of the funds. If the shares you wish to exchange are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to exchange shares of the funds.


                      PLAN FIDUCIARIES: TO EXCHANGE SHARES
--------------------------------------------------------------------------------
BY PHONE:       1. Use the telephone exchange privilege. The telephone exchange privilege is not available automatically. It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-3332 to receive a Services
                Form to add this privilege.

                2. Once this privilege has been selected, simply call the fund toll free at 1-800-223-3332 between 9:00 a.m. and 4:00 p.m.
                Eastern time on any Business Day.

                3. Give the following information to the fund representative:
                        Name of current Tomorrow Fund
                        Class of shares
                        Name of the fund into which the current Tomorrow Fund shares will be exchanged
                        Account Number
                        Name(s) in which your account is registered
                        The dollar amount or the number of shares to be exchanged

--------------------------------------------------------------------------------

 BY MAIL: 1. Mail a written request to the fund at the address listed on the back cover of this prospectus specifying:
                        Name of current Tomorrow Fund
                        Class of shares
                        Name of the fund into which the current Tomorrow Fund shares will be exchanged
                        Account Number
                        Name(s) in which your account is registered
                        The dollar amount or the number of shares to be exchanged

                2. The exchange request must be signed by all registered holders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney.

--------------------------------------------------------------------------------

GENERAL EXCHANGE
INFORMATION

Shares exchanged are valued at their respective net asset values per share next determined after the exchange request is received by the funds or their agents. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be available for sale in your state;
(ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; (iii) the minimum amount for exchanging from one fund into another fund is $100 or the total value of your fund account (if less than $100) and must satisfy the minimum account size of the fund to be exchanged into; and (iv) exchanges may only be made for the same class of shares.

To confirm that telephone exchange requests are genuine, the funds employ reasonable procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the funds do not employ such reasonable procedures, they may be liable for any loss incurred by a shareholder due to a fraudulent or unauthorized telephone exchange request. Otherwise, neither the funds nor their agents will be liable for any loss incurred by a shareholder as the result of following instructions communicated by telephone that they reasonably believed to be genuine. The funds may refuse any request made by telephone and may limit the dollar amount involved or the number of telephone requests made by any shareholder. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing your order by mail.

HOW TO REDEEM SHARES FOR QUALIFIED PLANS
--------------------------------------------------------------------------------

HOW MAY SHARES OF THE
FUNDS BE REDEEMED FOR
QUALIFIED PLANS?

Subject to the restrictions (if any) imposed by your Qualified Plan, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem shares of the funds held for the account of Qualified Plans must be made through your Plan Fiduciary. If the shares you wish to redeem are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to redeem shares of the funds. If the shares you wish to redeem are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to redeem shares of the funds.

AT WHAT PRICE ARE
SHARES OF THE FUNDS
REDEEMED?

Shares of each class of the funds will be redeemed at the share price (NAV) of such class of shares next calculated after a redemption order is received in good order by the funds or their agents. Once shares are redeemed, sale proceeds generally are available the next Business Day, but may take up to three Business Days. For your protection, redemption proceeds will not be released until a shareholder's account has been opened and payment for the shares to be redeemed has been received by the fund, which may take up to fifteen days in the case of payments made by check.

The net asset value per share received upon redemption or repurchase may be more or less than the original cost of the shares, depending on the market value of the portfolio at the time of redemption or repurchase.

--------------------------------------------------------------------------------

            PLAN FIDUCIARIES: TO REDEEM SHARES FOR A QUALIFIED PLAN


BY PHONE:       1. Use the telephone fax redemption privilege. This privilege is not available automatically. It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege.

                2. Give the following information:

                        Name of the current Tomorrow Fund
                        Class of shares
                        Name of the fund into which the current Tomorrow Fund shares will be redeemed.
                        Account Number Name(s) in which account is registered The dollar amount or the number of shares to be redeemed

BY MAIL:        1. In a written request specify:

                        Name of the Tomorrow Fund
                        Class of shares
                        Account Number
                        Name(s) in which account is registered
                        The dollar amount or the number of shares to be redeemed

                2. Mail the redemption request to the fund at the address indicated on the back cover of this prospectus.
--------------------------------------------------------------------------------

GENERAL REDEMPTION
INFORMATION

Redemption requests must be received by the funds or their agents before the close of business on the New York Stock Exchange to receive that day's share price (NAV). A written redemption request must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney. Unless otherwise specified, redemption proceeds will be sent by check to the record address. Plan Fiduciaries may elect to have redemption proceeds wired to a checking or bank account if wire redemptions were authorized when the account was opened or have subsequently been authorized.

Redemptions may be suspended or postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists during which it is not reasonably practicable for a fund to dispose of its portfolio securities or to fairly determine its net asset value; or the SEC, by order, so permits. Although the funds generally intend to satisfy redemption requests in cash, they may, under certain circumstances, satisfy redemption requests in kind by delivering portfolio securities. See the SAI.

CERTAIN REDEMPTION
REQUESTS MUST INCLUDE
A MEDALLION SIGNATURE
GUARANTEE

A medallion signature guarantee is a way to protect you and the funds from fraud by verifying the signature on your redemption request. A medallion signature guarantee is required if (a) the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account, (b) the redemption request is made for the account of an IRA or (c) the net asset value of the shares redeemed is $100,000 or more (this requirement may be waived by the adviser in its discretion).

When a fund requires a signature guarantee, it must be a "medallion" signature guarantee. A "medallion" signature guarantee may be obtained from a bank, broker-dealer, or other financial institution that participates in a "medallion" program recognized by the Securities Transfer Association. The three recognized programs are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Any other signature guarantees will not be accepted. Medallion signature guarantees cannot be obtained from a notary public.

SMALL ACCOUNTS

In order to reduce the expense of maintaining numerous small accounts, the funds may redeem any shareholder account (other than an IRA) if, as a result of redemptions, the value of the account is less than $100. Shareholders will be allowed at least 60 days after written notice to make an additional investment to bring the account value up to at least $100 before the redemption is processed.

CHANGE IN TAX STATUS

Insurance companies and Plan Fiduciaries are required to notify the fund if the tax status of their Separate Account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The funds may redeem any fund account of any shareholder whose qualification as a diversified segregated asset account or a qualified pension or retirement plan satisfying the requirements of Treasury Regulationss.1.817-5 is revoked or challenged. The funds will not treat an investor as a qualified pension or retirement plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An Insurance Company or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the funds or the adviser for losses incurred by the funds or the adviser as a result of such action.

SHARE PRICE
--------------------------------------------------------------------------------

HOW SHARES ARE
VALUED

The net asset value per share of a class of a fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value is calculated as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Business Day. Adviser Class shares and Institutional Class shares of the funds may have different net asset values.

Portfolio securities (other than certain money market instruments) are valued primarily based on market quotations or, if market quotations are not available, at fair market value as determined in good faith by a valuation committee appointed by the Trustees. In accordance with procedures adopted by the Trustees, each fund may use pricing services to value fixed-income investments.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND
DISTRIBUTIONS

The funds normally pay dividends and distribute capital gains, if any, as follows:


                    INCOME DIVIDEND   CAPITAL GAIN    DISTRIBUTIONS ARE
   FUND              DISTRIBUTIONS    DISTRIBUTIONS     PRIMARILY FROM
   ----              -------------    -------------     --------------

Long-Term Fund          Annually        Annually        Capital gain
Medium-Term Fund        Annually        Annually           Both
Short-Term Fund         Annually        Annually           Both

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. The funds' distributions and dividends, whether received in cash or reinvested in additional fund shares, are subject to federal income tax for any investor who does not qualify for tax exemption or deferral. You do not pay a sales charge on reinvested distributions or dividends.

TAXES

Participants in Qualified Plans may be eligible for tax deferral or exemption on distributions a Qualified Plan receives from a fund and gains that arise from a Qualified Plan's dispositions of fund shares. This prospectus does not describe in any respect such tax treatment. Please consult your Plan Fiduciary or tax adviser. For a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of the insurance company Separate Account.

It is suggested that holders of Variable Contracts and participants in Qualified Plans keep all statements received from their insurance company or Qualified Plan to assist in personal recordkeeping.

HOUSEHOLD
DELIVERY

With your express consent or your implied consent upon written notice, a fund may elect to send prospectuses and shareholder reports on a "household" basis. This means that a fund may send only one copy of a prospectus or annual report to all members of a household that are fund shareholders. If at any time you wish to revoke your consent to this practice, you may do so by contacting your Plan Fiduciary, who should contact the fund, either orally or in writing, in the manner described above. The fund will begin sending you individual copies of any prospectus or shareholder report it delivers 30 days after receiving your revocation from your Plan Fiduciary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PERFORMANCE OF THE FUNDS SINCE THEIR INCEPTION. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE FOR THE FUND'S FISCAL YEARS ENDED DECEMBER
31. TOTAL RETURNS REPRESENT THE RATE THAT A SHAREHOLDER WOULD HAVE EARNED (OR
LOST) ON A FUND SHARE ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE INFORMATION IN THE FOLLOWING TABLES WAS AUDITED BY KPMG LLP, INDEPENDENT AUDITORS, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT (AVAILABLE UPON REQUEST).




$ per share




                                        NET
                         NET           REALIZED TOTAL  DIVIDENDS DISTRI-
                        ASSET           AND     INCOME   FROM   BUTIONS
                       VALUE AT  NET   UNREAL-   FROM     NET   FROM NET TOTAL
                      BEGINNING INVEST- IZED   INVEST-  INVEST- REALIZED DISTRI-
                      OF PERIOD MENT   GAINS     MENT    MENT    GAINS   BUTIONS
                                INCOME (LOSSES) OPERA-  INCOME
                                         ON     TIONS
                                      SECURITIES
                      ----------------------------------------------------------
LONG-TERM RETIREMENT
ADVISER SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996       $6.50   $0.04   $0.55   $0.59   ($0.06) ($0.05) ($0.11)
For the year ended
  December 31, 1997        6.98    0.09    1.62    1.71    (0.08)  (0.63)  (0.71)
For the year ended
  December 31, 1998        7.98    0.10    1.14    1.24    (0.07)  (0.05)  (0.12)
For the year ended
  December 31, 1999        9.10    0.04    0.79    0.83    (0.05)  (0.89)  (0.94)

INSTITUTIONAL SHARES
For the period
  April 2, 1996*
  through
  December 31, 1996        6.51    0.04    0.55    0.59    0.00    (0.05)  (0.05)
For the year ended
  December 31, 1997        7.05    0.06    1.69    1.75    (0.10)  (0.63)  (0.73)
For the year ended
  December 31, 1998        8.07    0.13    1.17    1.30    (0.09)  (0.05)  (0.14)
For the year ended
  December 31, 1999        9.23    0.08    0.81    0.89    (0.11)  (0.89)  (1.00)

MEDIUM-TERM RETIREMENT
ADVISER SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996        7.50    0.04    0.63    0.67    (0.03)  (0.07)  (0.10)
For the year ended
  December 31, 1997        8.07    0.13    1.40    1.53    (0.13)  (0.62)  (0.75)
For the year ended
  December 31, 1998        8.85    0.18    1.22    1.40    (0.15)  (0.42)  (0.57)
For the year ended
  December 31, 1999        9.68    0.17    0.23    0.40    (0.16)  (0.63)  (0.79)

INSTITUTIONAL SHARES
For the period
  April 2, 1996*
  through
  December 31, 1996        7.53   0.10    0.55    0.65    (0.25)  (0.07)  (0.32)
For the year ended
  December 31, 1997        7.86   0.24    1.29    1.53    (0.15)  (0.61)  (0.76)
For the year ended
  December 31, 1998        8.63   0.22    1.18    1.40    (0.18)  (0.42)  (0.60)
For the year ended
  December 31, 1999        9.43   0.19    0.24    0.43    (0.21)  (0.63)  (0.84)

SHORT-TERM RETIREMENT
ADVISER SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996        8.50   0.06    0.72    0.78    (0.06)  (0.06)  (0.12)
For the year ended
  December 31, 1997        9.16   0.22    1.47    1.69    (0.20)  (0.87)  (1.07)
For the year ended
  December 31, 1998        9.78   0.30    0.89    1.19    (0.26)  (0.22)  (0.48)
For the year ended
  December 31, 1999       10.49   0.33   (0.11)   0.22    (0.29)  (0.43)  (0.72)

INSTITUTIONAL SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996        8.51    0.00    0.70    0.70    0.00    0.00    0.00
For the year ended
  December 31, 1997        9.21    0.17    1.55    1.72    (0.24)  (0.87)  (1.11)
For the year ended
  December 31, 1998        9.82    0.34    0.90    1.24    (0.30)  (0.22)  (0.52)
For the year ended
  December 31, 1999       10.54    0.31   (0.06)   0.25    (0.35)  (0.43)  (0.78)




                                                                                RATIOS
-------------------------------------------------------------------------------------------
                                                                        RATIO INFORMATION
                                                                        ASSUMING NO FEE
                                                                        WAIVERS, REIMBURSE-
                                                                        MENTS OR CUSTODY
                                                       RATIO OF         FEE EARNINGS
                                                         NET             CREDIT RECEIVED
                          NET            NET   RATIO OF INVEST-                 RATIO OF
                         ASSET         ASSETS  EXPENSES MENT            RATIO OF NET
                        VALUE          END OF  TO AVER- INCOME  PORT-   EXPENSES INVEST-
                        AT END TOTAL   PERIOD  AGE NET TO AVER- FOLIO   TO AVER- MENT
                        OF     RETURN  (000'S) ASSETS  AGE NET  TURN-   AGE NET INCOME
                        PERIOD                         ASSETS   OVER    ASSETS  NET
                                                                RATE            ASSETS
-------------------------------------------------------------------------------------------


LONG-TERM RETIREMENT
ADVISER SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996      $6.98    9.08%   $978   1.75%+  1.63%+   25.09%  45.36%+ -41.98%+
For the year ended
  December 31, 1997       7.98   24.50   4,194   1.75    1.30     66.64    5.61    -2.56
For the year ended
  December 31, 1998       9.10   15.58   7,150   1.75    1.17     60.96    3.25    -0.33
For the year ended
  December 31, 1999       8.99    9.53   8,086   1.75    0.57    104.49    2.89    -0.57

INSTITUTIONAL SHARES
For the period
  April 2, 1996*
  through
  December 31, 1996       7.05    9.03     282   1.50+   1.97+    25.09   40.49+  -37.02+
For the year ended
  December 31, 1997       8.07   24.84   1,088   1.45    1.67     66.64    7.52    -4.40
For the year ended
  December 31, 1998       9.23   16.16   1,687   1.27    1.64     60.96    4.09    -1.18
For the year ended
  December 31, 1999       9.12   10.07   2,031   1.29    1.03    104.49    3.46    -1.13

MEDIUM-TERM RETIREMENT
ADVISER SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996       8.07    8.89   3,416   1.75+   1.73+    22.56   15.88+  -12.40+
For the year ended
  December 31, 1997       8.85   18.96  11,987   1.75    1.80     90.67    2.92     0.63
For the year ended
  December 31, 1998       9.68   15.94  14,617   1.75    1.89    155.74    2.23     1.41
For the year ended
  December 31, 1999       9.29    4.32  13,383   1.75    1.63    208.58    2.21     1.17

INSTITUTIONAL SHARES
For the period
  April 2, 1996*
  through
  December 31, 1996       7.86    8.54     265   1.50+   1.96+    22.56   20.86+  -17.40+
For the year ended
  December 31, 1997       8.63   19.48   1,165   1.39    2.33     90.67    4.41    -0.69
For the year ended
  December 31, 1998       9.43   16.36   2,276   1.28    2.38    155.74    2.79     0.87
For the year ended
  December 31, 1999       9.02    4.77   3,008   1.31    2.10    208.58    2.54     0.87

SHORT-TERM RETIREMENT
ADVISER SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996       9.16    8.54   4,459   1.75+   2.08+    14.16   15.68+  -11.85+
For the year ended
  December 31, 1997       9.78   18.46  13,786   1.75    2.41    145.44    2.65     1.51
For the year ended
  December 31, 1998      10.49   12.22  17,157   1.75    3.00    263.77    1.96     2.79
For the year ended
  December 31, 1999       9.99    2.12  13,590   1.75    2.87    286.76    1.92     2.70

INSTITUTIONAL SHARES
For the period
  March 7, 1996*
  through
  December 31, 1996       9.21    8.23     304   1.50+   2.31+    14.16   19.10+  -15.29+
For the year ended
  December 31, 1997       9.82   18.69   1,823   1.44    2.87    145.44    4.01     0.30
For the year ended
  December 31, 1998      10.54   12.68  16,108   1.45    3.31    263.77    1.64     3.12
For the year ended
  December 31, 1999       10.01    2.40  18,207   1.46    3.18    286.76    1.62     3.02




+ Annualized
* Commencement of operations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                 TOMORROW FUNDS
                                Retirement Trust

--------------------------------------------------------------------------------

FOR MORE INFORMATION

If you want more information about the Tomorrow Funds, the following documents are available upon request:


SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about each fund. It is incorporated into this prospectus by reference.




================================================================================
If someone makes a statement that is not in this prospectus about any of the funds, you should not rely upon that information. Neither the funds nor their distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

HOW TO OBTAIN THIS INFORMATION

You may get free copies of the funds' shareholder reports and the SAI by contacting the funds at:

        Address:        Tomorrow Funds Retirement Trust
                        c/o PFPC, Inc.
                        P.O. Box 60448
                        King of Prussia, PA 19406-0448

        Telephone:      1-800-223-3332

You can review the funds' shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of these documents for free from the SEC's website at http://www.sec.gov, or for a fee by writing, calling, or e-mailing:

        Address:        Public Reference Room
                        Securities and Exchange Commission

                        Washington, D.C. 20549-6009

        Telephone:      1-800-733-0330

        e-mail: publicinfo@sec.gov

                         WEISS, PECK & GREER INVESTMENTS
                         TOMORROW FUNDS RETIREMENT TRUST
                       TOMORROW LONG-TERM RETIREMENT FUND
                      TOMORROW MEDIUM-TERM RETIREMENT FUND
                       TOMORROW SHORT-TERM RETIREMENT FUND
                          TOMORROW POST-RETIREMENT FUND
                  (each a "Fund" and collectively, the "Funds"
                            or the "Tomorrow Funds")





           ----------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                            ADVISER CLASS SHARES AND
                           INSTITUTIONAL CLASS SHARES


                                   May 1, 2000
           -----------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Funds, dated May 1, 2000, and as amended and/or supplemented from time to time (the "Prospectus"), copies of which may be obtained without charge by writing to Tomorrow Funds Retirement Trust (the"Trust"), One New York Plaza, New York, NY 10004 or by calling 1-800-223-3332.

Additional information about each fund's investments is available in the funds' annual and semi- annual reports to shareholders. Investors can obtain free copies of reports and prospectuses by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 1999 annual reports to shareholders, are incorporated by reference into this SAI.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS
                                                                           PAGE

The Funds' Investment Objectives and Policies...............................1

Investment Techniques.......................................................2

Calculation of the Funds' Returns..........................................22

 Investment Restrictions ..................................................27

Advisory and Administrative Services.......................................30
      Investment Adviser...................................................30
      Administrator........................................................34
      Principal Underwriter................................................36

Distribution Plans.........................................................36
      Service Plans........................................................38

Code of Ethics.............................................................40

Trustees And Officers......................................................40

How to Purchase Shares.....................................................47

Redemption And Exchange of Shares .........................................48

Net Asset Value............................................................49

Investor Services..........................................................51

Dividends, Distributions And Tax Status....................................57

Portfolio Brokerage........................................................62

Brokerage Commissions......................................................66

Portfolio Turnover.........................................................66

Organization...............................................................67

Custodian..................................................................70

Transfer Agent.............................................................70

Legal Counsel..............................................................70

Financial Statements and Independent Auditors..............................70

Appendix...................................................................72

Glossary...................................................................74

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

      All capitalized terms not defined herein shall have the meanings set forth in the Prospectuses.

      The securities in which each Fund may invest and certain other investment policies are described in the Funds' Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.

      The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.

QUANTITATIVE METHODOLOGY

      Each Fund invests its assets, in varying amounts, in equity and fixed-income securities of all types (the "Categories"). The amount of assets allocated to equity securities is currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities (the "Subcategories"). From time to time, Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG") may select Subcategories for the fixed-income Category. Further Subcategories may be selected in addition to or as a substitute for any of the current Subcategories.

      Each Fund invests the amount of its assets allocated to Large-Cap, Medium-Cap and Small- Cap Subcategories in a portfolio of securities that is considered more "efficient" than an applicable Benchmark. The Benchmarks for the Large-Cap, Medium-Cap and Small-Cap Subcategories are the Standard & Poor's 500 Stock Index (the "S&P 500"), the Standard & Poor's 400 MidCap Index (the "S&P 400") and the Russell 2000 Index, respectively.

      An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between the different securities in the universe.

      To implement this strategy with respect to the Subcategories of the Funds, the Adviser compiles the historical price data of all securities which comprise the applicable Benchmark. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using this historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.

      Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios with respect to the Subcategories, which portfolios are believed to have optimized risk/reward ratios.

From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for the Subcategories. The respective optimal portfolios for the Subcategories are designed to have returns greater than, but highly correlated with, the return of the applicable Benchmark.

      After each optimal portfolio is constructed, it may be rebalanced to maintain the original optimal weights. The Adviser will sell a security when the security's weight within an actual portfolio becomes significantly greater than its optimal weight. The Adviser will buy a security when the security's weight within an actual portfolio becomes significantly less than its optimal weight. The Adviser repeats the entire optimization process at least semi-annually, at which point a new portfolio is constructed with respect to the Subcategories adding the most recent historical data, and deleting the oldest data. When a security is removed from a Benchmark, it will not necessarily be removed from the Funds' portfolios within a predetermined length of time.

      The Adviser's research personnel will monitor and occasionally make changes in the way the optimal portfolios are constructed or traded. Such changes may include determining better ways to eliminate issues from consideration in the matrix, improving the manner in which the matrix is calculated, altering constraints in the optimization process and effecting changes in trading procedure (to reduce transaction costs or to enhance the effects of rebalancing). Any such changes are intended to be consistent with the basic philosophy of seeking higher returns with respect to each Subcategory than those that could be obtained by investing directly in all the stocks of each Benchmark. Investors should be aware that no quantitative methodology or technical analysis, including the Adviser's, has ever been proven to provide enhanced investment return and reduced investment risk in actual long-term portfolio results.

                              INVESTMENT TECHNIQUES

      The following description of the Funds' investment techniques supplements the discussion contained in the Prospectus.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

      Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trust's Board of Trustees, with respect to securities of the type in which the Funds may invest. The Adviser will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, Boston Safe Deposit and Trust Company (the "Custodian"), or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

      In addition to the risk of the seller's default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trust acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

      Each fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, a fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The funds will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

      Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. No fund may enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

      In connection with entering into reverse repurchase agreements, the fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

EURODOLLAR AND YANKEE DOLLAR INVESTMENTS

      The Funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES

      Obligations in the lowest investment grade (I.E., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the fund should continue to hold the security.

FORWARD COMMITMENT, DELAYED DELIVERY AND WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Securities transactions settled on a when-issued or forward commitment basis are also known as delayed delivery transactions. The phrase "delayed delivery" is not intended to address transactions involving the purchase of securities where the delay in delivery involves only the brief period usually required by the selling party and its agent solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way. Forward commitment and when-issued transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

      When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

      The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

      When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will note on its records, or the Custodian will maintain in a segregated account, securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Fund will note on its records, or the Custodian will hold in a segregated account, the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES

      Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange ("NYSE") give the Fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund.

      At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS

      WRITING COVERED CALL OPTIONS ON SECURITIES. Each Fund may write (sell) covered call options on securities ("calls") at such time or times as the Adviser shall determine to be appropriate. When a Fund writes a call, it receives a premium and sells to the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

      PURCHASING CALL OPTIONS. Each Fund may purchase a call option when the Adviser believes the value of the underlying security will rise or to effect a "closing purchase transaction." A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

      PUT OPTIONS. Each Fund may also write and purchase put options on securities ("puts"). A put written by a Fund obligates it to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered. A Fund may purchase a put option when the Adviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts").

      The purpose of writing covered put and call options is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the price change of the underlying security is in an amount which is less than the difference between the option premium received by the Fund and the option strike price. To the extent that the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

      A written call option would be covered if the Fund owns the security underlying the option. A written put option may be covered by the Fund segregating cash or liquid securities, either on its records or with the Custodian. While this will ensure that the Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it does not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised. A written call option or put option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Further, instead of "covering" a written call option, the Fund may simply segregate cash or liquid securities, either on its records or with the Custodian, in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

      OPTIONS ON SECURITIES INDICES. Each Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy or to seek to increase total return. Such Fund's net assets will be at risk as a result of such transactions. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

      A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index ("S&P 100"). Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange.

      The Funds may purchase put options to seek to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

      The Funds may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

      The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated either on the Fund's records or by its custodian) upon conversion or exchange of other securities in their respective portfolio. The Funds may also cover call and put options on a securities index by segregating cash or liquid securities with a value equal to the exercise price either on the Fund's records or with their custodian or by using the other methods described above. When purchased, options on securities indices may not enable the Fund to hedge effectively against interest rate or stock market risk if the stocks comprising the index subject to the option are not highly correlated with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

      The purchase and sale of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. It should be noted that transaction costs relating to options transactions may tend to be higher than the transaction costs with respect to transactions in securities. In addition, if a Fund were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of that Fund could increase.

      Securities for each Fund's portfolio will continue to be bought and sold solely on the basis of appropriateness to fulfill the applicable Fund's investment objective. Option transactions can be used, among other things, to increase the return on portfolio positions.

FUTURES TRANSACTIONS

      Each Fund may purchase and sell futures contracts for hedging purposes and to seek to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures

Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

      Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contracts would increase, thereby protecting that Fund by preventing net asset value from declining as much as it otherwise would have. If the Adviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

      Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option. A Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to seek to hedge a long position in the underlying futures contract.

      The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

      A Fund would write a call option on a futures contract to seek to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

      The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs. See "Dividends, Distributions and Tax Status" below.

      Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

      In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES

      Each Fund will engage in futures and related options transactions only for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on its existing futures positions and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

      A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by a Fund's custodian for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate cash or liquid securities in an account maintained by the Custodian to cover such contracts and options. Cash or liquid securities required to be in a segregated account will be marked to market daily.

SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS

      Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

      In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it had insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Adviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the trustees of the Trust (the "Trustees") may determine at any time to restrict or to terminate the Funds' transactions in options. The Adviser does not believe that these trading and position limits will have any adverse impact on the investment techniques for hedging the Trust's portfolios.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

      Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or that issue long-term debt determined to be of equivalent credit quality by the Adviser. The Trust treats OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) as illiquid, and subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

      Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

MORTGAGE-BACKED SECURITIES

      The Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

      Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

      A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the funds do not intend to invest in residual interests.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

      Privately issued mortgage-backed securities are generally backed by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (E.G., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (E.G., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

      Examples of credit enhancement arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

      Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

      Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (I.E., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a fund from selling such securities held in its portfolio at times or prices that it desires.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

      Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

      The Funds may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may enter into mortgage dollar roll transactions in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund will not receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. The funds will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

ASSET-BACKED SECURITIES

      The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

      The Funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

SMALL CAPITALIZATION STOCKS

      Each Fund may invest in varying amounts in smaller, lesser known companies which the Adviser believes offer a greater growth potential than larger, more mature better known companies. There is a higher risk that a fund will lose money because it invests in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

STRUCTURED OR HYBRID NOTES

      The Funds may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark market while fixing the maximum loss that the fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal.

      In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Funds' limitation on investments in illiquid securities.

PARTICIPATION INTERESTS

      Each Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a Fund, the credit of the selling bank will. Each Fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a Fund's interest in the debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Fund, (2) to maintain the quality standards of each Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Fund in connection with the arrangement.

SECURITIES OF FOREIGN ISSUERS

      To the extent included in the applicable Benchmark, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

      Although the Funds do not currently invest directly in foreign denominated securities, the Long-Term Fund and the Medium-Term Fund will each invest in other investment companies that will invest their assets in securities of foreign issuers. The Long-Term and Medium-Term Funds may, therefore, be subject to the risks associated with investing in foreign securities.

      Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign denominated securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign denominated securities may be higher than those for domestic investments. Accounting, auditing, financial reporting, and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Foreign denominated securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund investing in such securities may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

ZERO COUPON AND CAPITAL APPRECIATION BONDS

      The Funds may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

REAL ESTATE INVESTMENT TRUSTS

      Each Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Funds.

      Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

      Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

U.S. GOVERNMENT SECURITIES

      U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (E.G., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (E.G., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (E.G., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by a fund do not, however, guarantee the market value of the shares of the fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

MARKET CHANGES

        The market value of the Funds' investments, and thus the Funds' net asset values, will change in response to market conditions affecting the value of their portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

PORTFOLIO TURNOVER

        Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Fund are noted in the prospectus.

RESTRICTED AND ILLIQUID SECURITIES

        Each Fund may invest up to 15% of its net assets in illiquid investments, which includes securities that are not readily marketable, repurchase agreements maturing in more than seven days, privately issued stripped mortgage-backed securities and "restricted securities" (I.E., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"). The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

        Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Notwithstanding the foregoing investment restrictions and as further described below, each Fund may invest all or part of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as each Fund.

        The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

        Each Fund, subject to authorization by the Trustees, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

        Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (other than those affiliated with WPG) but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any investment company. Investments in investment companies will result in duplication of certain expenses, since the Fund will indirectly bear its proportionate share of any expenses paid by investment companies in which it invests in addition to the expenses paid by the Fund.

                        CALCULATION OF THE FUNDS' RETURNS

TOTAL RETURN

        The average annual total return with respect to a class of shares of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in that class of shares of the Fund made at the net asset value of such shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. The following formula describes the calculation:

 ERV = P(1+T)n

 Where:

        P = a hypothetical initial investment of $1,000.

        T = average annual total return with respect to the particular class of shares. n = number of years.

        ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

        This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and
(ii) all recurring fees are included for applicable periods.

        Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions in the applicable class of shares for the indicated periods and will include all recurring fees.

        The average annual total return for the shares of each Class of each Fund offering such shares during the periods indicated was as follows:





                                                    TOTAL RETURN
                                                                  FIVE YEARS
                                                        (OR COMMENCEMENT OF OPERATIONS)                       TEN YEARS
                                                                  ENDED 12/31/99                             ENDED 12/31/99
                                       ONE YEAR ENDED
          FUND                           12/31/99            ANNUALIZED               CUMULATIVE     ANNUALIZED        CUMULATIVE
          ----                           --------            ----------               ----------     ----------        ----------
Long-Term Retirement Fund*
        Institutional Class               10.07%               15.93%                  74.02%           N/A              N/A
        Adviser Class                      9.53%               15.24%                  71.92%           N/A              N/A
Medium-Term Retirement Fund*
        Institutional Class                4.77%               13.00%                  58.09%           N/A              N/A
        Adviser Class                      4.32%               12.47%                  56.67%           N/A              N/A

Short-term Retirement Fund*                2.40%               11.07%                  48.22%           N/A              N/A
        Institutional Class                2.12%               10.68%                  47.35%           N/A              N/A
        Adviser Class


-------------------------
      *THE INSTITUTIONAL CLASS AND ADVISER CLASS SHARES OF EACH FUND COMMENCED OPERATIONS ON APRIL 2, 1996 AND MARCH 7, 1996, RESPECTIVELY. NONE OF THE FUND'S IMPOSED THEIR ENTIRE ADVISORY FEE AND THE ADVISER REIMBURSED CERTAIN OPERATING EXPENSES DURING VARIOUS PERIODS SINCE INCEPTION OF EACH FUND. HAD THE ADVISER IMPOSED ITS ENTIRE FEE AND NOT LIMITED OPERATING EXPENSES, THE FUNDS' TOTAL RETURNS FOR THE PERIODS INDICATED WOULD HAVE BEEN LOWER.

YIELD

      The 30 day yield quotation with respect to a class of shares of each of the Tomorrow Funds is computed by dividing the net investment income for the period with respect to that class of shares of that Fund by the net asset value per share of that class on the last day of the period, according to the following formula:


 YIELD = 2[(A-B + 1) 6-1]
            ---
                  CD

 Where:
      a =    dividends and interest earned during the period.
      b =    net expenses accrued for the period.
      c =    the average daily number of shares of the particular class outstanding during the period that were entitled to receive dividends.
      d      = the offering price per share (net asset value per share) of the particular class on the last day of the period.



                                          YIELD FOR
                                        30-DAY PERIOD
                                       ENDED 12/31/99
                                       --------------


                          1. Long-Term Retirement Fund
                                Institutional Class                        0.84%
                                Adviser Class                              0.39%

                         2. Medium-Term Retirement Fund
                                Institutional Class                        2.16%
                                Adviser Class                              1.63%

                          3. Short-Term Retirement Fund
                                Institutional Class                        3.52%
                                Adviser Class                              3.24%

      Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and a Fund's performance does not provide a basis for determining future performance. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses incurred by each Fund. The return of a Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

      From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the Lehman Government Corporate Index, an unmanaged market weighted blend of all U.S. Government Securities and all U.S. Corporate Securities, the S&P 400, an unmanaged index of common stocks; the S&P 500, an unmanaged index of common stocks; the Russell 2000, an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

      The S&P 500 is an unmanaged index of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P 400 is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations. The S&P 500 and the S&P 400 are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 and the S&P 400 are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market.

      In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, E.G., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance

Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if a Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

      In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds.

      The Funds may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of a Fund since the Fund's inception.

      In presenting investment results, the Funds may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Adviser's agreement to limit each Fund's operating expenses will increase investment performance.

      In advertisements, sales literature or reports to shareholders, the Funds may include references to asset allocation strategies. According to information supplied by B.G.B. Brinceson, B.D. Singer and G.L. Beebower, as of May/June 1991, 91% of investment performance is derived from asset allocation, the proper mix of cash, bonds and stocks. In general, the remaining performance is derived as follows: stock selection--5%, market timing--2%, and other--2%.

      According to Standard & Poor's Ratings Group and Crandell, Pierce & Company, the best and worst stock market returns (as represented by the Standard & Poor's Index of 500 Common Stocks) annualized over the time periods from 1950 through June 1995 using monthly observations were as follows:

           TIME                       BEST                    WORST
          PERIOD                   PERFORMANCE             PERFORMANCE
          ------                   -----------             -----------
      One Year                         61.3%                   -36.9%
      Three Years                      33.3%                   -10.6%
      Five Years                       29.6%                   - 4.2%
      Seven Years                      23.0%                   - 2.7%
      Ten Years                        19.2%                     0.5%
      Fifteen Years                    17.2%                     4.1%
      Twenty Years                     15.1%                     6.4%
      Thirty Years                     11.2%                     9.1%


                             INVESTMENT RESTRICTIONS

      Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" requires the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

 A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 2, 5, and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

6. Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8. For each Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      For purposes of the above fundamental investment restrictions regarding senior securities, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

      The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

A Fund may not:

      a. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.


      b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      c. Purchase securities of any other investment company except as permitted by the 1940 Act.

      d. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

      e. Invest more than 15% of its net assets in securities which are illiquid.

      f. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

      Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

     Except with respect to the 300% asset coverage required by fundamental restriction number 2, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

                      ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISER

      As stated in the Prospectus, WPG, One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each Fund.

      The Adviser is an indirect, wholly-owned subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Robeco was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., Rabobank Netherland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

     The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers, in addition to being the parent company of WPG.

      The Robeco Group, through its subsidiaries, has approximately 2,600 employees worldwide. Of the approximately $110 billion in assets under management as of the date of this SAI, approximately $18 billion was managed in the U.S.

      The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), most recently approved the Funds' current investment advisory agreements (the "Advisory Agreements") at a meeting held in April 2000. The Advisory Agreements were approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund at a joint special meeting of shareholders held on July 29, 1998.

     Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").

      For its investment advisory services under the Advisory Agreements, the Adviser is entitled to receive an annual fee from each Fund, payable monthly, equal to 0.75% (on an annual basis) of the Fund's average daily net assets, except for the Post-Retirement Fund, for which the Adviser is entitled to a fee, payable monthly, equal on an annual basis to 0.65% of such Fund's average daily net assets. The advisory fees are accrued daily and will be prorated with respect to any Fund if the Adviser shall not have acted as that Fund's investment adviser during any entire monthly period.

      The Adviser has voluntarily and temporarily agreed to limit each Fund's operating expenses (excluding Rule 12b-1 fees with respect to the Adviser Class shares, service fees with respect to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) to 1.25% of its average daily net assets, except for the Post-Retirement Fund which has not commenced operations. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for the Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Adviser upon termination of its Advisory Agreement. The advisory fee rates paid to the Adviser under the prior investment advisory agreements for the fiscal years ended December 31, 1997, 1998 and 1999 are as follows:




                                 ADVISORY FEES PAID      ADVISORY FEES PAID     ADVISORY FEES PAID
                                     YEAR ENDED              YEAR ENDED             YEAR ENDED
FUND                             DECEMBER 31, 1997(1)    DECEMBER 31, 1998(1)    DECEMBER 31, 1999(1)
----                             -----------------       -----------------      -----------------
Long-Term Retirement Fund             $     0                 $    364                    $0
Medium-Term Retirement Fund           $ 7,722                 $ 61,287                $69,269
Short-Term Retirement Fund            $18,093                 $186,335               $229,898
Post-Retirement Fund(2)                 N/A                     N/A                      N/A


--------------------
       (1) The Adviser voluntarily agreed not to impose all or a portion of its advisory fee for each Fund during the fiscal years ended December 31, 1997, 1998 and 1999. In the absence of this agreement, the Funds would have paid advisory fees as follows:

                                     YEAR ENDED               YEAR ENDED           YEAR ENDED
FUND                              DECEMBER 31, 1997       DECEMBER 31, 1998     DECEMBER 31, 1999
----                              -----------------       ----------------      ----------------
Long-Term Retirement Fund             $24,878                 $56,079               $70,931
Medium-Term Retirement Fund           $75,259                 $116,439             $128,121
Short-Term Retirement Fund            $94,563                 $210,990             $246,107

---------------
(2) The Post-Retirement Fund has not commenced operations.



      Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by the Trust or any Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

      Each Advisory Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Fund and by a vote of the majority of the Independent Trustees of the Trust. Each Advisory Agreement's continuance after its initial two-year term must be approved annually by a vote of the majority of the Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.

      As of December 31, 1999, WPG had capital of approximately $145 million. WPG consists of 39 Managing Directors, one of whom is a member of the NYSE and certain principals. WPG has approximately 300 full-time employees in addition to its Managing Directors. As of December 31, 1999, WPG and its affiliates had assets under management of approximately $18 billion, primarily for institutions and high net worth individuals.

     Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board, President and Trustee of the Trust. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Director of WPG. Ronald M. Hoffner is a Managing Director of WPG, and Executive Vice President and Treasurer of the Trust. Daniel Cardell and Daniel S. Vandivort are Managing Directors of WPG and Vice Presidents of the Trust. Sid Bakst is a Managing Director of WPG and a Vice President of the Trust. Joseph J. Reardon is a Senior Vice President of WPG and Vice President and Secretary of the Trust. Steven M. Pires is a Vice President of WPG and Assistant Vice President of the Trust. The Managing Directors of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Phillip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Constant Korthout and Gil Cogan.

      In addition to the members of the Adviser's Asset Allocation Committee and Messrs. Cardell, Vandivort and Bakst, Messrs. Stephen H. Weiss and Roger J. Weiss may participate in each Fund's investment decisions and all of the Managing Directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

     In the management of the Trust and their other accounts, WPG and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Trustees that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

      In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser and the Trust, on behalf of each Fund, have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser and its directors and employees.

      In the event that neither the Adviser nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Weiss, Peck & Greer" or the initials "WPG" or otherwise suggest an affiliation with the Adviser or contain the name "Tomorrow" or any connotation or derivative of such name.

ADMINISTRATOR

     WPG, in its capacity as Administrator of each Fund, performs administrative, certain transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the Funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

      For its services under the Administration Agreements, the Administrator is entitled to receive a fee, computed daily and payable monthly at an annual rate equal to 0.09% of each Fund's average daily net assets. The Trustees review the rate at which the administration fees are paid at least annually and may change the rate of compensation without shareholder approval.




                                  ADMINISTRATION FEES      ADMINISTRATION FEES    ADMINISTRATION FEES
                                         PAID                     PAID                   PAID
                                      YEAR ENDED               YEAR ENDED             YEAR ENDED
     FUND                         DECEMBER 31, 1997(1)     DECEMBER 31, 1998(1)   DECEMBER 31, 1999(1)
     ----                         -----------------        -----------------      -----------------
Long-Term Retirement Fund                $0                       $0                     $0
Medium-Term Retirement Fund              $0                       $0                     $0
Short-Term Retirement Fund               $0                       $0                    $560
Post-Retirement Fund(2)                  N/A                      N/A                    N/A


                                     - 34 -


--------------------
      (1) The Adviser voluntarily agreed not to impose all or a portion of its administration fee for each Fund during the fiscal years ended December 31, 1997, 1998 and 1999. In the absence of this agreement, the Funds would have paid administration fees as follows:

      (2) The Post-Retirement Fund has not commenced operations.

                                    YEAR ENDED             YEAR ENDED              YEAR ENDED
        FUND                     DECEMBER 31, 1997     DECEMBER 31, 1998        DECEMBER 31, 1999
        ----                     ----------------      ----------------         ----------------
Long-Term Retirement Fund              $2,985                 $6,729                  $8,512
Medium-Term Retirement Fund            $9,031                $13,973                  $15,375
Short-Term Retirement Fund            $11,348                $25,319                  $29,533





      Each Fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution- related shareholder servicing) for the benefit of Fund shareholders who are the beneficial owners of Fund shares held in nominee form with the third parties. A Fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the Fund's assets for which such entities perform such services. To the extent that a Fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent.

      Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Funds); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Funds; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Funds; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds; (xi) the fees and expenses of Trustees of the Trust who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to Adviser Class shares and service fees applicable to Institutional Class shares.

     WPG has voluntarily and temporarily agreed to cap the operating expenses (excluding Rule 12b-1 fees applicable to the Adviser Class shares, service fees applicable to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Funds to 1.25% of their respective average daily net assets. WPG may discontinue or modify such caps in the future at its discretion, although it has no current intention to do so. Each fund will reimburse the adviser for fees foregone or other expenses paid by the adviser pursuant to this expense limitation in later years in which operating expenses for that fund are less than the expense limitations for any such year. No interest, carrying or finance charge will be paid by a Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to WPG upon termination of its investment advisory agreement.

      From time to time, WPG may compensate insurance companies and other entities or their affiliates who hold shares of the Funds for the account of their customers for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation will be paid from WPG's own resources and not from the assets of any Fund.

      The Funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

PRINCIPAL UNDERWRITER

     Provident Distributors, Inc., a subsidiary of PFPC, Inc., (formerly First Data Distributors, Inc.) Four Falls Corporate Center, Suite 600, West Conshokochen, Pennsylvania 19428-2961 (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of the shares of the Trust pursuant to an Underwriting Agreement, dated as of August 1998. The continuance of the Underwriting Agreement after its initial two-year term must be approved annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was initially approved on July 22, 1998. See "Distribution Plans" below. The Underwriting Agreement provides that the Underwriter will bear certain distribution expenses not borne by the Funds.

      The Underwriter bears all expenses it incurs in providing services under the Underwriting Agreement. The Underwriter also pays certain expenses in connection with the distribution of the Funds' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. Each Fund bears the cost of registering its shares under federal, state and foreign securities law.

                               DISTRIBUTION PLANS

      Each Fund, with respect to its Adviser class shares, has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Trustees, including a majority of the Independent Trustees, most recently approved the current Plans at a meeting held in April 2000. Each Plan was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Adviser Class shares of the applicable Fund at a joint special meeting held on July 29, 1998.

     Each Plan provides that a Fund shall pay WPG, for its distributions services with respect to the Funds' Adviser class shares, a distribution fee equal on an annual basis to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares and will pay WPG a service fee equal on an annual basis to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares (which WPG will in turn pay to Authorized Firms which enter into a sales or services agreement with WPG at a rate of up to 0.25% of the Fund's average daily net assets attributable to Adviser Class shares owned by investors for whom that Authorized Firm is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the Authorized Firm with respect to Adviser Class shares. Personal and account maintenance services for which WPG or any of its affiliates, banks or dealers may be compensated pursuant to the Plans include, without limitation: payments made to or on account of WPG or any of its affiliates, banks, other brokers and dealers who are members of the NASD, or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Adviser Class shares or their accounts or who provide similar services not otherwise provided by or on behalf of the Funds. Authorized Firms may from time to time be required to meet certain other criteria in order to receive service fees. WPG or its affiliates are entitled to retain all service fees payable under the Plans for which there is no Authorized Firm of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by WPG or its affiliates for shareholder accounts.

      The purpose of distribution payments to WPG under the Plans is to compensate WPG for its distribution services related to the Adviser Class shares of the Funds.

      In accordance with the terms of the Plans, WPG provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Plans and the purpose for which such expenditures were made.

      No interested person of the Trust, nor any Trustee of the Trust who is an Independent Trustee, has any direct or indirect financial interest in the operation of the Plans except to the extent that WPG may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Funds and except to the extent WPG may be deemed to receive a benefit under the Advisory and Administration Agreements.

      In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Trustees believe that there is a reasonable likelihood that the Plans will benefit the Funds and their respective Adviser Class shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Adviser Class shares, and material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan will remain in effect from year to year provided that the continuance of the Plan is approved annually by a majority vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Adviser Class of the applicable Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

      During the fiscal year ended December 31, 1999, the Funds paid to WPG the following amounts under the prior plans (all of such amounts were spent as compensation to dealers):

                                                    DISTRIBUTION FEES PAID
            FUND                                       DECEMBER 31, 1999
            -----                                      -----------------

Long-Term Retirement Fund                                   $15,448

Medium-Term Retirement Fund                                 $30,159

Short-Term Retirement Fund                                  $33,043

Post-Retirement Fund(1)                                       N/A


---------------
       (1) The Post-Retirement Fund has not commenced operations.


                                  SERVICE PLANS

      Each Fund, with respect to its Institutional Class shares, adopted a service plan (collectively, the "Service Plans").

      Each Service Plan provides that a Fund shall compensate plan fiduciaries or other service providers to Qualified Plans for the benefit of the Qualified Plans (for purposes of this section, collectively, "Plan Fiduciaries") for providing certain personal, account administration and/or shareholder liaison services to plan participants who are beneficial owners of Institutional Class shares. Pursuant to the Service Plans, the Funds may enter into agreements with Plan Fiduciaries which purchase Institutional Class shares of the Fund ("Service Agreements"). Under such Service Agreements or otherwise, the Plan Fiduciaries may perform some or all of the following services: (a) act as the sole shareholder of record and nominee for all plan participants, (b) maintain account records for each plan participant who beneficially owns Institutional Class shares of the Funds, (c) answer questions and handle correspondence from plan participants regarding their accounts, (d) process plan participants' orders to purchase, redeem and exchange Institutional Class shares of the Funds, and handle the transmission of funds representing the participants' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by participants, (f) provide facilities to answer questions from participants and existing investors about Institutional Class shares of the Funds, (g) receive and answer shareholder correspondence, including requests for prospectuses and statements of additional information, (h) assist participants in selecting dividend and other account options and opening custody accounts with the Plan Fiduciaries and (i) act as liaison between participants and the Funds, including obtaining information from the Funds, working with the Funds to correct errors and resolve problems and providing statistical and other information to the Funds. As compensation for such services, the Funds may pay each Plan Fiduciary a service fee in an amount up to 0.25% (on an annualized basis) of the Fund's average daily net assets attributable to Institutional Class shares of the Funds that are attributable to or held in the name of such Plan Fiduciary. Plan Fiduciaries may from time to time be required to meet certain other criteria in order to receive service fees.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Plan Fiduciary's receipt of compensation paid by the Funds in connection with the investment of fiduciary assets in Institutional Class shares of the Funds. Plan Fiduciaries and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Institutional Class shares of the Funds.

      In accordance with the terms of the Service Plans, WPG provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plans, they will consider the continued appropriateness and the level of compensation that the Service Plans provide.

      During the fiscal year ended December 31, 1999, the Funds paid to Plan Fiduciaries the following amounts under the Service Plans:

                                                    SERVICE FEES PAID
              FUND                                  DECEMBER 31, 1999
              ----                                  -----------------

Long-Term Retirement Fund                                 $487

Medium-Term Retirement Fund                               $644

Short-Term Retirement Fund                             $36,416

Post-Retirement Fund(1)                                   N/A

-------------
      (1) The Post-Retirement Fund has not commenced operations.

     Each Service Plan will remain in effect from year to year provided that the continuance of the Service Plan is approved annually by a majority vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Service Plans. All material amendments of the Service Plans must also be approved by the Trustees in the manner described above. The Service Plans may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the affected Fund. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plans will benefit the Funds and the Institutional Class shareholders.

                                 CODE OF ETHICS

The Funds and WPG have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possess of information on portfolio transactions. These Codes are on public file with and available from the SEC.


                              TRUSTEES AND OFFICERS

      The Trustees have responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operations. Set forth below is certain information concerning the Trustees and officers.


NAME, ADDRESS,                      PRINCIPAL OCCUPATIONS
DATE OF BIRTH AND TITLE             DURING PAST FIVE YEARS
-----------------------             ----------------------

Roger J. Weiss*                     Senior Managing Director, Weiss, Peck & Greer,
One New York Plaza                  L.L.C.
New York, NY 10004                  Chairman of the Board of all WPG Funds
4/29/39                             President, Weiss, Peck & Greer International Fund
                                    Executive Vice President and Director, WPG
Chairman of the Board, President    Advisers,  Inc.
and Trustee                         Former Executive Vice President and Director,
                                    Tudor Management Company

Raymond R. Herrmann, Jr.**          Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                  Corporation (distributor of wines and  liquors)
Suite 1400                          Former Vice Chairman and Director, McKesson
New York, NY 10017                  Corporation (U.S. distributor of drugs and health
9/11/20                             care products, wine and  spirits)
                                    Life Member, Board of Overseers of Cornell
Trustee                             Medical College
                                    Member of Board and Executive Committee, Sky
                                    Ranch for Boys
                                    Member, Evaluation Advisory Board,
                                    Biotechnology Investments, Ltd.
                                    Trustee, all WPG Funds


                                     - 40 -




NAME, ADDRESS,                      PRINCIPAL OCCUPATIONS
DATE OF BIRTH AND TITLE             DURING PAST FIVE YEARS
-----------------------             ----------------------

Lawrence J. Israel**                Private Investor
200 Broadway                        Director and Trustee of the Touro Infirmary
Suite 249                           Member of the Intercollegiate Athletics  Committee
New Orleans, LA 70118               of the Administrators of the  Tulane Educational
12/13/34                            Fund
                                    Trustee, all WPG Funds
Trustee

Graham E. Jones**                   Financial Manager, Practice Management  Systems
330 Garfield Street                 (Medical Services Company)
Suite 200                           Trustee, all WPG Funds
Santa Fe, NM 87501                  Director, The Malaysia Fund
1/31/33                             Director, The Thai Fund
                                    Director, The Turkish Investment Fund
Trustee                             Trustee, various investment companies

Ronald M. Hoffner*                  Managing Director, Weiss, Peck & Greer, L.L.C.
One New York Plaza                  Executive Vice President of all WPG Funds
New York, NY 10004
10/6/50

Executive Vice President and
Treasurer

Joseph J. Reardon*                  Senior Vice President, Mutual Fund Operations,
One New York Plaza                  Weiss, Peck & Greer, L.L.C.
New York, NY 10004
4/4/60

Vice President and Secretary

Daniel Cardell*                     Managing Director, Weiss, Peck & Greer, L.L.C.
One New York Plaza                  since May 1996
New York, NY 10004                  Former Senior Vice President and Director of
7/31/57                             Equities, Bank of America

Vice President


                                     - 41 -




NAME, ADDRESS,                      PRINCIPAL OCCUPATIONS
DATE OF BIRTH AND TITLE             DURING PAST FIVE YEARS
-----------------------             ----------------------

Daniel S. Vandivort*                Managing Director, Weiss, Peck & Greer,  L.L.C.
One New York Plaza
30th Floor
New York, NY 10004
7/4/54

Vice President

Sid Bakst*                          Managing Director, Weiss, Peck & Greer, L.L.C.
One New York Plaza                  since 1999. Principal, 1998-1999.
30th Floor                          Vice President and Portfolio Manager, New York
New York, NY 10004                  Life Asset Management prior thereto.
8/9/62

Vice President
Steven M. Pires*                    Vice President, Mutual Fund Operations Weiss,
One New York Plaza                  Peck & Greer L.L.C. since 1999.
New York, NY 10004                  Assistant Vice President Smith Barney Asset
9/12/56                             Management, 1996-1999
                                    Senior Accountant, United Continental Corp. prior
Assistant Vice President            thereto.

Therese Hogan                       Manager, State Regulation, PFPC, Inc.
PFPC, Inc.
53 State Street
Boston, MA 02109
2/27/62

Assistant Secretary

----------------

* "Interested Person" within the meaning of the 1940 Act.

** Each of the non-interested Trustees is a trustee of each of the other WPG Funds and a Member of the Trust's Audit Committee and Special Nominating Committee.

COMPENSATION OF TRUSTEES AND OFFICERS

     The Funds pay no compensation to the Trust's Trustees affiliated with the Adviser or its officers. None of the Trust's Trustees or officers have engaged in any financial transactions with any Fund or the Adviser, except that certain Trustees and officers who are managing directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser.

      The following table sets forth the amount of compensation paid to the Trust's Trustees for the fiscal year ended December 31, 1999. In addition, each Trustee is reimbursed for out-of-pocket expenses associated with attending Trustee meetings.



  AGGREGATE COMPENSATION PAID TO TRUSTEES FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                PENSION OR
                                                                                RETIREMENT          TOTAL
                                                                                 BENEFITS       COMPENSATION
                                                                                ACCRUED AS     FROM THE FUNDS
                              LONG-TERM       MEDIUM-TERM         SHORT-TERM      PART OF         AND OTHER
                              RETIREMENT       RETIREMENT         RETIREMENT      Funds'            Funds
NAME OF TRUSTEE                  FUND             FUND               FUND        EXPENSES        IN COMPLEX*
---------------                  ----             ----               ----        --------        ----------
Roger J. Weiss                     $0                $0                $0            $0                 $0
Raymond R. Herrmann, Jr.        2,500             2,500             2,500             0             29,000
Lawrence J. Israel              2,500             2,500             2,500             0             29,000
Graham E. Jones                 2,500             2,500             2,500             0             29,000


-----------------

*As of December 31, 1999, there were 12 mutual funds in the Weiss, Peck & Greer group of funds (including the Funds) that publicly offer their shares.



CERTAIN SHAREHOLDERS

      As of February 29, 2000, the Trustees and officers of the Trust as a group beneficially owned (I.E., had voting or investing power) less than 1% of the outstanding shares of each Fund.

      As of February 29, 2000, no person within the knowledge of the management of the Trust owned of record or beneficially 5% or more of the outstanding voting securities (I.E., shares) of any Fund, except as set forth below:

                                                     PERCENTAGE OF
NAME AND ADDRESS                                  OUTSTANDING SHARES
----------------                                  ------------------

TOMORROW LONG-TERM RETIREMENT FUND

Norwest Bank Colorado, N.A. Cust                          25.0%
FBO Chicago Transit Authority
Employees' Deferred Compensation PI
% Great-West Life, Recordkeeper
8515 East Orchard Road
Englewood, CO 80111

AIG Life Insurance Co.                                    21.9%
Separate Account I
C/O Variable Accounting
PO Box 667
Wilmington, DE 19899-0667

                                                     PERCENTAGE OF
NAME AND ADDRESS                                  OUTSTANDING SHARES
----------------                                  ------------------

Sheet Metal Workers Local #73                             17.7%
Annuity Plan
205 West Wacker Dr Ste 1700
Chicago, IL 60606

Nationwide GPVA                                           10.4%
C/O Nationwide Life Insurance Co.
Attn: IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

San Diego Labor Union 401K Plan                            7.1%
C/O Gigna R&IS Trading Unit M-80
One Commercial Plaza
PO Box 2975
Hartford, CT 06104-2975


TOMORROW MEDIUM-TERM RETIREMENT FUND

Norwest Bank Colorado, N.A. Cust                          32.9%
FBO Chicago Transit Authority
Employees' Deferred Compensation PI
% Great-West Life, Recordkeeper
8515 East Orchard Road
Englewood, CO 80111

                                                     PERCENTAGE OF
NAME AND ADDRESS                                  OUTSTANDING SHARES
----------------                                  ------------------


San Diego Labor Union 401K Plan                           22.6%
C/O Gigna R&IS Trading Unit M-80
One Commercial Plaza
PO Box 2975
Hartford, CT 06104-2975

AIG Life Insurance Co.                                    13.4%
Separate Account I
C/O Variable Accounting
PO Box 667
Wilmington, DE 19899-0667

Sheet Metal Workers Local #73                              9.0%
Annuity Plan
205 West Wacker Dr Ste 1700
Chicago, IL 60606

Nationwide GPVA                                            8.7%
C/O Nationwide Life Insurance Co.
Attn: IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029


TOMORROW SHORT-TERM RETIREMENT FUND

Sheet Metal Workers Local #73                             88.1%
c/o CIGNA
Attn: Trading Unit
280 Trumbull St. H06A
Hartford, CT  06103

                             HOW TO PURCHASE SHARES

                  (See "How to Buy Shares" in the Prospectus.)

      The Trust continuously offers shares of each Fund. The Trust may terminate the continuous offering of its shares with respect to any Fund at any time at the discretion of the Trustees.

      In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Trust within the customary time period for settlement then in effect after the acceptance of the order by the Trust, the order is subject to cancellation and the purchaser will be liable to the affected Fund for any loss suffered as a result of such cancellation. To recoup such loss each Fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

      If a subscription or redemption of Fund shares is arranged and settlement made through a member of the NASD, then that member may, in its discretion, charge a fee for this service.

      Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

      In addition to the Transfer Agent, each Fund has authorized one or more brokers, dealers and other entities to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized entities may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a Fund when accepted by the authorized entity or, if applicable, the authorized entity's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized entity or, if applicable, the authorized entity's designee.

ACQUIRING SHARES OF THE FUNDS IN EXCHANGE FOR SECURITIES

      Shares of the Funds may be purchased in whole or in part by delivering to the Funds' Custodian securities acceptable to WPG. If the securities are not suitable for a Fund's portfolio, the securities will be sold by the Custodian as agent for the account of their owner on the day of their receipt by the Custodian or as soon thereafter as possible. The number of shares of a class of a Fund to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the net asset value per share of the applicable class of the applicable Fund on the day such proceeds are received. WPG will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best available price. WPG will absorb any transaction costs, such as commissions, on the sale of securities.

      Securities determined by WPG to be acceptable should be transferred by book entry or physically delivered, in proper form for transfer. Please contact WPG for transfer instructions.

      Investors who are contemplating an exchange of securities for shares of a Fund must contact WPG to determine whether the securities are acceptable before forwarding such securities to the Custodian. WPG reserves the right to reject any securities. Exchanging securities for shares of the Funds may create a taxable gain or loss. Please consult your tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

                        REDEMPTION AND EXCHANGE OF SHARES

   (See "How to Sell Shares" and "How to Exchange Shares" in the Prospectus.)

SYSTEMATIC WITHDRAWAL PLAN

      A Systematic Withdrawal Plan is available only for the Post-Retirement Fund, without expense to any shareholder with a minimum investment of $10,000 in value in such Fund's shares (at the then current offering price). The Transfer Agent may be directed, as agent of the purchaser, to redeem without a redemption charge shares of such Funds held in his account as may be required so that the shareholder or any person designated by him will receive a monthly or quarterly check in a stated amount not to be less than $100 although such amount is not necessarily a recommended amount. Dividends and capital gains distributions will be reinvested in additional shares of the same class of such Fund at net asset value as of the reinvestment date.

      Redemption of shares of the Post-Retirement Fund under the Systematic Withdrawal Plan may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and the liquidation of Fund shares pursuant to this Plan is a sale which may have tax consequences for any shareholder that is subject to tax.

      Withdrawals at the same time as regular purchases of shares of either class of the Post-Retirement Fund ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of monies, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the Trust may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

IN-KIND REDEMPTIONS

      The redemption price may be paid in cash or portfolio securities at each Fund's discretion. The Funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the affected Fund deem fair and reasonable.

EXCHANGES

      To prevent abuse of the exchange privilege to the detriment of other shareholders, the Trust may limit the number of exchanges and purchase/redemption transactions by any one shareholder account (or group of accounts under common management) to a total of six transactions per year. This policy applies to exchanges into or out of any series of the Trust and any pair of transactions involving a purchase of shares of any series of the Trust followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same series. If a Plan Fiduciary violates this policy, his/her future purchases of, or exchanges into, the series of the Trust may be permanently refused. This policy does not prohibit redemptions of shares of any series. This policy may be waived by WPG in its discretion. Further, the exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                                 NET ASSET VALUE

      Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each Business Day (as defined in the Prospectus) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. A Fund may not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January),

Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).

      The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares which have been received by the Trust or the Transfer Agent or other authorized representative prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

      Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

      In determining the net asset value, unlisted securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Trustees.

      For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

      Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the Fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

                                INVESTOR SERVICES

(See "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus.)

      The Trust offers a variety of services, described in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the Funds.

AUTOMATIC INVESTMENT PLAN

      The Automatic Investment Plan enables shareholders to make regular (monthly or quarterly) investments in shares of any of the Funds through an automatic withdrawal from a designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, the shareholder authorizes the Trust's Custodian to periodically draw money from a designated bank or federal credit union account, and to invest such amounts in account(s) of the Fund(s) specified. The transaction will be automatically processed to the mutual fund account on or about the first business day of the month or quarter designated.

      Please be aware that: (1) the Automatic Investment Plan privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Custodian is under no obligation to notify the shareholder as to the non-payment of any check, and (3) this service may be modified or discontinued by the Custodian upon thirty (30) days' written notice prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent, at least ten
(10) days before the next payment date.

PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

      Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares of a Fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income

Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

      Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $160,000 (as adjusted by the IRS for inflation). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a Fund with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no Fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

      All dividends and distributions received by the Retirement Plan's Custodian on the Funds' shares held by the Plan's Custodian will be reinvested in the applicable Fund's shares of the same class at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable Fund's shares and then in full Fund shares of the applicable class (and cash in lieu of fractional shares).

      Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

      Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

      It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the Funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

      Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Retirement Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

INDIVIDUAL RETIREMENT ACCOUNT

      Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code Section 401(a), Federal, state or local pension plan, an annuity plan described in Code Section 403(a), an annuity contract or custodial account described in Code Section 403(b), a simplified employee pension plan described in Code Section 408(k), or a trust described in Code Section 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible contribution to an IRA only if (i) the individual is not an active participant, or (ii) the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). The phase-out ranges for deductibility are increased in years after 1998 until they reach $50,000 to $60,000 for single taxpayers for the year 2005 and thereafter and $80,000 to $100,000 for married taxpayers filing jointly for the years 2007 and thereafter. The phase-out range of $0 to $10,000 of AGI for an active participant, married and filing separately does not increase. An individual whose spouse is an active participant may still be able to make a deductible contribution if he or she is not an active participant, subject to a phase-out range of $150,000 to $160,000 of modified AGI if filing jointly. An individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has no earnings in a given year.

      Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of "Prototype Retirement Plans" above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares of a Fund held in IRA accounts are reinvested in full and fractional shares of the same class of the same Fund and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

      The Trust has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of the Fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Plan's Custodian upon 30 days' prior notice.

      To establish an IRA for investment in a Fund, an investor must complete an application and a custodial agreement that includes IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a Fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the Funds as an appropriate IRA investment vehicle.

ROTH INDIVIDUAL RETIREMENT ACCOUNT

      Like the traditional IRA described above, a Roth IRA is a program through which taxpayers may obtain certain income tax benefits for themselves. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, a Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from a Roth IRA will be tax free.

      Annual contributions to a Roth IRA must be in cash and (other than rollover or conversion contributions) when combined with contributions to both traditional IRAs and other Roth IRAs may not exceed the lesser of $2,000 or 100 percent of compensation. The $2,000 maximum amount is reduced and phased out for a single taxpayer with modified adjusted gross income (AGI) between $95,000 and $110,000, and for a husband and wife who file joint returns and have AGIs between $150,000 and $160,000. The $2,000 maximum is reduced and phased out for married taxpayers filing separately with AGIs between zero and $10,000.

      Participation in a Roth IRA contribution is not limited by participation in a retirement plan or program other than a traditional IRA, as discussed above. In addition, unlike traditional IRAs, contributions to a Roth IRA may be made after age 70 1/2 so long as the IRA owner has compensation and an AGI below the maximum thresholds discussed above.

      Provided that all of the applicable rollover rules are followed, a Roth IRA may be rolled over to another Roth IRA, or may receive rollover contributions from either a traditional IRA or Roth IRA.

      If AGI is less than $100,000, an individual may rollover (or convert) all or any portion of any existing traditional IRA into a Roth IRA. The conversion amount or the amount of the rollover from the traditional IRA to the Roth IRA is treated as a distribution for income tax purposes and is includible in gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution excise tax does not apply to rollovers or conversions from a traditional IRA to a Roth IRA.

      For a rollover of assets from a traditional IRA to a Roth IRA prior to January 1, 1999, the taxable amount of the distribution is included in gross income ratably over a four year period beginning with 1998.

      Qualified distributions from a Roth IRA are NOT includable in income. Qualified distributions are distributions made AFTER the fifth taxable year period beginning with the first taxable year for which a contribution (or conversion from a traditional IRA) was made to the Roth IRA, and which is made after age 59-1/2, death, disability, or for first-time home buyer expenses.

SIMPLIFIED EMPLOYEE PENSION PLANS

      A simplified employee pension (a "SEP") allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a "SEP-IRA") to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 for 1998 (as indexed for inflation) in compensation in the tax year.

      An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

      A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

      In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $10,000 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

      Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in shares of the Funds (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares of the same class of the same Fund. Since no Fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

      Withdrawals before age 59 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of "Prototype Retirement Plans" above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

      The Fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the Funds as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

     To establish a SEP-IRA, an employer and employee should complete the WPG IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Fund and should be studied carefully by persons interested in utilizing the Fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate SEP-IRA investment vehicle.

      Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

      Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

      A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. Each Fund intends to qualify and be treated as a regulated investment company for each taxable year.

      Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distributes for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer

(other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

      It is expected that separate accounts of insurance companies will be purchasing Institutional Class shares of the Funds. As such, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, the assets of a Fund, that may be invested in securities of a single issuer or a small number of issuers or interests in the same commodity. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, (1) a single "investment" includes all securities of the same issuer, cash items, certain partnership interests, and all interests in the same commodity, and (2) each U.S. Government agency and instrumentality is considered a separate issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the prospectus for such contracts, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

      Unless its only shareholders are life insurance company segregated asset accounts held in connection with variable contracts, trusts that are described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code, and investors of "seed money" not in excess of $250,000, each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund expects generally to avoid liability for this tax.

     Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund will be treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be treated under the Code as long-term capital gain, for federal income tax purposes. Each Fund's dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Dividends, including capital gain dividends, declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year in which they are declared.

      Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.

      Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (I.E., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, possibly requiring the recognition of gain in an appreciated, substantially identical portfolio stock or security or causing an adjustment in the holding period of such a stock or security in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is generally treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

      All futures contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions will be marked to market (I.E., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not marked to market under Section 1256 of the Code is treated as a constructive sale of an appreciated financial position in the Fund's portfolio.

      Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

      Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

      These special tax rules applicable to options and futures transactions and constructive sales could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or gains or deferring its losses.

      The federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and a Fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.

      A Fund's investment in zero coupon securities, capital appreciation bonds or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require a Fund to recognize income or gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investmentcompany, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the Funds will not be eligible to pass through to shareholders these taxes and any associated foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

      Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information. See "Prototype Retirement Plan For Employers and Self-Employed Individuals," "Simplified Employee Pension Plans (SEP-IRA)," and "Individual Retirement Accounts."

      Redemptions, including exchanges, of shares may give rise to realized gains or losses, recognizable for tax purposes except for investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend paid with respect to such shares. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes.

      The Funds may be required to pay state taxes in states that have jurisdiction to tax them, except to the extent an exemption may be available, but the Funds do not anticipate that their state tax liabilities will be substantial.

      The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies and qualified retirement plans or accounts. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

      This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

      It is the general policy of the Trust not to employ any broker-dealer in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker-dealer will obtain the best results for the Fund under the circumstances, taking into consideration such relevant factors as price, the ability of the broker-dealer to effect the transaction and the broker-dealer's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Trust intends to employ primarily WPG as its broker. The Trust is not obligated to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.

      WPG acts as broker for the Funds on exchange transactions, subject, however, to the general policy of the Trust set forth above and the procedures adopted by the Trustees. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other broker-dealers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the Independent Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Independent Trustees, exceptions may be made. Since WPG has, as investment adviser to the Funds, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

      The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Trust to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Trustees, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Trustees, including a majority of the Independent Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

      In selecting broker-dealers other than WPG to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such broker-dealers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the WPG determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, the Trust may pay commissions to such broker-dealer in an amount greater than the amount another firm might charge.

      Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchases or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to the Adviser (and its affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      Each year, WPG considers the amount and nature of the research products and services provided by other broker-dealers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of that consideration. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker-dealers may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other broker-dealers may be used by WPG (and its affiliates) in servicing all its accounts and not all such information may be used by WPG, in its capacity as the Adviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to WPG.

      As set forth above, the Trust employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the Trust) of which the member firm or its affiliate (such as the Adviser) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Funds are effected in compliance with these conditions.

      WPG furnishes to the Trust at least quarterly a statement setting forth the total amount of all compensation retained by WPG or any associated person of WPG in connection with effecting transactions for the account of the Trust, and the Trustees of the Trust review and approve all the Trust's portfolio transactions and the compensation received by WPG in connection therewith.

      WPG does not knowingly participate in commissions paid by the Trust to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees.

      To the extent that WPG receives brokerage commissions on Trust portfolio transactions, officers and Trustees of the Trust who are also directors of WPG may receive indirect compensation from the Trust through their participation in such brokerage commissions.

      In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of WPG. Investment decisions for a Fund and for WPG's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by WPG in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

      The U.S. Government and debt securities in which the Funds invest are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. Such spreads are commonly referred to as markups or mark downs based on the price that dealers initially paid for such securities. With respect to over-the-counter transactions, the Trust, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including WPG, may not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Subject to the supervision of the Trustees, all investment decisions of the Trust are executed through WPG's trading department.




                              BROKERAGE COMMISSIONS




                                                                                         PERCENTAGE OF
                                                                                          AGGREGATE
                                    AGGREGATE BROKERAGE                                   AMOUNT OF
                                        COMMISSIONS                                      TRANSACTIONS
                                                                                        INVOLVING THE
                                                                     PERCENTAGE OF        PAYMENT OF
                                                                       AGGREGATE         COMMISSIONS
                                                                      COMMISSIONS         EFFECTED
                                                                      PAID TO WPG       THROUGH WPG
FUND                             1997         1998         1999       DURING 1999       DURING 1999
----                             ----         ----         ----       -----------       -----------
Long-Term Retirement Fund       $ 4,750      $ 5,305     $ 9,728           79%               79%
Medium-Term Retirement Fund      10,488        7,031      13,718           75                75
Short-Term Retirement Fund       12,134       13,180      15,629           68                68


                   AGGREGATE BROKERAGE COMMISSIONS PAID TO WPG


FUND                              1997         1998        1999
----                              ----         ----        ----
Long-Term Retirement Fund       $ 4,655      $ 5,099     $ 7,663
Medium-Term Retirement Fund      10,176        6,944      10,292
Short-Term Retirement Fund       11,952       13,065      10,596



      The foregoing amounts do not include any profits or losses realized by brokers or dealers on "net" transactions for the account of any Fund (such as transactions in U.S. Government securities and transactions executed through market makers and in the over-the-counter market).

                               PORTFOLIO TURNOVER

      (See "Financial Highlights" in the Prospectus.)

      The annual portfolio turnover rate of a Fund is calculated by dividing the lesser of the purchase or sales of a Fund's portfolio securities for the year by the monthly average of the value of the portfolio securities owned by that Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. In determining portfolio turnover, securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities"), are excluded. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs which the Trust must pay.

      To the extent that their portfolios are traded for short-term market considerations and the turnover rate exceeds 100%, the annual portfolio turnover rate of the Funds could be higher than most mutual funds.

                                  ORGANIZATION

      As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated June 21, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated June 21, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

      To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

      The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

      Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held or one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

      As it is expected that separate accounts of insurance companies will be purchasing Institutional Class shares of each of the Funds, it should be noted that the rights, if any, of variable contract holders to vote the shares of a Fund are governed by the relevant variable contract.

      Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing four Funds.


      As of the date of this SAI, the shares of the Trust are divided into four series: Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short- Term Retirement Fund and Tomorrow Post-Retirement Fund. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. Shares of a particular series vote separately on matters affecting only that series, including the approval of an investment advisory agreement and changes in fundamental policies or restrictions of a particular series in the Trust.

     Pursuant to the Declaration of Trust, the Board may establish and issue multiple classes of shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares for each series, designated Adviser Class and Institutional Class. The shares of each Class represent an interest in the same portfolio of investments of that series. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution fees and may bear other exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted by holders of Adviser Class shares of that Tomorrow Fund. Pursuant to the Declaration of Trust, the Trustees may abolish any existing class of shares or involuntarily redeem shareholders of any such class.

      Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

      Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund.

      An insurance company issuing a Variable Contract that participates in Institutional Class shares of a Tomorrow Fund will vote such shares held by the insurance company Separate Accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Tomorrow Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company Separate Account prospectus.

      In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determines not to bring such action.

     The Trustees of the Trust do not expect any disadvantages to investors arising out of the fact that each Tomorrow Fund may offer a class of its shares to Separate Accounts that serve as investment medium for Variable Contracts or that each Tomorrow Fund may offer its shares to Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Separate Accounts or Qualified Plans might be required to withdraw their investments in one or more Tomorrow Funds and shares of another series of the Trust may be substituted. This might force a Tomorrow Fund to sell securities at disadvantageous prices.

      In the interests of economy and convenience, the Trust does not issue certificates representing the Tomorrow Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Although each Tomorrow Fund is offering only its own shares, since the Tomorrow Funds use a combined Prospectus, it is possible that one Tomorrow Fund might become liable for a misstatement or omission in the Prospectus regarding another Tomorrow Fund. The Trustees have considered this factor in approving the use of a combined Prospectus.

      "Tomorrow Funds Retirement Trust" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

                                    CUSTODIAN

      The Custodian for the Trust is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Trust and is responsible for calculating the net asset value per share.

                                 TRANSFER AGENT

      PFPC, Inc. acts as transfer agent for the Trust and, in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

      Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to the Trust.

                  FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS

      KPMG LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, are the independent auditors for the Trust. Professional services performed by KPMG include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Board of Trustees. KPMG also performs other professional services for the Trust including preparation of income tax returns of the Funds. Each Fund's audited financial statements and related report of KPMG, independent auditors, included in the Annual Report to Shareholders of the Funds for the year ended December 31, 1999, is attached hereto and hereby incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS MOODY'S INVESTORS SERVICE, INC.

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

      baa: An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (I.E. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

      Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

      AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

      Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an

S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

      The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

     Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

      Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

     Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

     Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                 TOMORROW FUNDS
                                RETIREMENT TRUST


                         A LIFECYCLE RETIREMENT PROGRAM







                                 ANNUAL REPORT

                               DECEMBER 31, 1999




                       TOMORROW LONG-TERM RETIREMENT FUND

                      TOMORROW MEDIUM-TERM RETIREMENT FUND

                      TOMORROW SHORT-TERM RETIREMENT FUND

TOMORROW FUNDS RETIREMENT TRUST

TABLE OF CONTENTS



Average Annual Total Returns ..............................................    2

Ten Largest Holdings ......................................................    4

Schedules of Investments:
     Tomorrow Long-Term Retirement Fund ...................................    5
     Tomorrow Medium-Term Retirement Fund .................................    9
     Tomorrow Short-Term Retirement Fund ..................................   13

Statements of Assets and Liabilities ......................................   16

Statements of Operations ..................................................   17

Statements of Changes in Net Assets .......................................   18

Notes to Financial Statements .............................................   19

Financial Highlights ......................................................   26

Independent Auditors' Report ..............................................   28

TOMORROW FUNDS RETIREMENT TRUST

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999



The Funds experienced a difficult year primarily due to the performance of the equity portion of the portfolios.

We have observed two trends in the market that hampered the WPG Quantitative Equity model during 1999, particularly in the first and fourth quarters. The first, negative or perverse return to value, deals with a contradiction to widely held beliefs about stock valuation. Traditional measures of favorable stock valuation such as low Price to Earnings ratios have not just failed to predict positive relative return but have actually been predictive of negative relative returns. The second trend, narrow markets, has also hampered Quantitative Equity model performance. During the fourth quarter most of the index returns in the large and mid cap segments of the market have been concentrated in a very few of the larger and mostly technology stocks in the index. Missing just a few of these names in stock selection means certain underperformance. For example, the top 10 names in terms of contribution to S&P500 and S&P Mid Cap index returns for the year accounted for almost half and almost three quarters respectively of the total return to those indexes.

It is our expectation that these trends are temporary and the historical relationships that our model is based upon will return. We believe earnings and the price paid for those earnings will again be important to investors causing the markets to broaden and valuation to again be predictive.



[GRAPH DEPICTED HERE]

Graph depicted here shows the growth comparison of the Tomorrow Long-Term Funds from the period March 1996 through December 31, 1999 as compared to the Long Term Benchmark ( 45% S&P 500 Index, 15% S&P 400 Index, 15% Russell 2000 Index, 20% Lehman Gov't Corp. Index, 5% EAFE Index.)

Tomorrow L/T Fund
(Advisor Class)
                    L/T Fund    L/T Benchmark
                        $              $
                     ------         -------
  03/07/96           10,000          10,000

   6/30/96           10,309          10,339

   9/30/96           10,372          10,549

  12/31/96           10,977          11,154

   3/31/97           10,850          11,041

   6/30/97           12,266          12,541

   9/30/97           13,320          13,793

  12/31/97           13,668          11,154

   3/31/98           14,832          12,321

   6/30/98           14,831          12,451

   9/30/98           13,735          11,288

  12/31/98           15,796          13,218

   3/31/99           15,447          13,254

   6/30/99           16,643          14,244

   9/30/99           15,949          13,571

  12/31/99           17,296          15,299


--------------------------------------------------------------------------------
                                        ONE        FROM
                                        YEAR       INCEPTION*
                                        ----       ----------
Tomorrow Long-Term Institutional       10.07%      15.93%
Tomorrow Long-Term Adviser              9.53%      15.24%
Benchmark (a)                          15.74%      18.35%

(a) 45% S&P 500 Index, 15% S&P 400 Index, 15% Russell 2000 Index, 20% Lehman Gov't Corp. Index, 5% EAFE Index
--------------------------------------------------------------------------------


[GRAPH DEPICTED HERE]

Graph depicted here shows the growth comparison of the Tomorrow Medium-Term Funds from the period March 1996 through December 31, 1999 as compared to the Long Term Benchmark (40% S&P 500 Index, 40% Lehman Gov't Corp. Index, 10% S&P 400 Index, 5% Russell 2000 Index, 5% EAFE Index.)

Tomorrow M/T Fund
(Advisor Class)
                     M/T Fund       M/T Benchmark
                       $                $
                     ------          -------
   3/7/96            $10,000         $10,000

  6/30/96            $10,228         $10,302

  9/30/96            $10,362         $10,527

 12/31/96            $10,919         $11,120

  3/31/97            $10,757         $11,079

  6/30/97            $11,880         $12,457

  9/30/97            $12,758         $13,486

 12/31/97            $12,989         $13,756

  3/31/98            $13,986         $14,921

  6/30/98            $14,162         $15,217

  9/30/98            $13,501         $14,444

 12/31/98            $15,058         $16,308

  3/31/99            $14,793         $16,416

  6/30/99            $15,445         $17,178

  9/30/99            $14,886         $16,618

 12/31/99            $15,708         $18,132


--------------------------------------------------------------------------------
                                        ONE        FROM
                                        YEAR       INCEPTION*
                                        ----       ----------
Tomorrow Medium-Term Institutional      4.77%      13.00%
Tomorrow Medium-Term Adviser            4.32%      12.47%
Benchmark (a)                          11.19%      16.65%

(a) 40% S&P 500 Index, 40% Lehman Gov't Corp. Index, 10% S&P 400 Index, 5% Russell 2000 Index, 5% EAFE Index
--------------------------------------------------------------------------------




[GRAPH DEPICTED HERE]

Graph depicted here shows the growth comparison of the Tomorrow Short-Term Funds from the period March 1996 through December 31, 1999 as compared to the Long Term Benchmark (65% Lehman Gov't Corp. Index, 35% S&P 500 Index.)


Tomorrow S/T Fund

                    S/T Fund         S/T Benchmark
                      $                   $
                    ------              -------
    3/7/96          $10,000             $10,000

   6/30/96          $10,213             $10,280

   9/30/96          $10,366             $10,523

  12/31/96          $10,918             $11,123

   3/31/97          $10,822             $11,132

   6/30/97          $11,883             $12,406

   9/30/97          $12,612             $13,308

  12/31/97          $12,936             $13,724

   3/31/98          $13,651             $14,519

   6/30/98          $13,849             $14,937

   9/30/98          $13,676             $14,912

  12/31/98          $14,516             $15,993

   3/31/99          $14,516             $16,146

   6/30/99          $14,751             $16,427

   9/30/99          $14,475             $16,122

  12/31/99          $14,824             $16,894

--------------------------------------------------------------------------------
                                        ONE        FROM
                                        YEAR       INCEPTION*
                                        ----       ----------
Tomorrow Short-Term Institutional       2.40%      11.07%
Tomorrow Short-Term Adviser.            2.12%      10.68%
Benchmark (a).                          5.62%      14.46%

(a) 65% Lehman Gov't Corp. Index, 35% S&P 500 Index
--------------------------------------------------------------------------------

NOTE:
* Inception of Fund: Adviser Shares and Benchmark 3/7/96, Institutional Shares 4/2/96.

TOMORROW FUNDS RETIREMENT TRUST

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and their indices assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities and the periods selected. The S&P 500 Stock Index and the S&P 400 MidCap Stock Index are each broad based measurements of changes in stock market conditions based on the average performance of 500 and 400, respectively, widely held common stocks. The Russell 2000 Index is a measurement of changes in stock market conditions based on the average performance of 2,000 small capitalization companies. The Lehman Government Corporate Index is a market weighted blend of all U.S. Government securities and all U.S. Corporate securities. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East.


TOMORROW FUNDS RETIREMENT TRUST

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999

                                                             MARKET        PERCENT
LONG-TERM TOMORROW FUND                                      VALUE         OF FUND
-----------------------                                      -----         -------

UST-Note 6.125% Due 12/31/01 ........................     $   798,248         7.9%
BT EAFE Equity Index Fund ...........................         561,321         5.5%
UST-Note 6.125% Due 8/15/07 .........................         360,750         3.6%
Microsoft Corp. .....................................         274,363         2.7%
General Electric Corp. ..............................         189,568         1.9%
Cisco Systems .......................................         187,469         1.9%
UST-Note 5.500% Due 5/15/09 .........................         149,075         1.5%
UST-Note 5.625% Due 5/15/08 .........................         136,390         1.3%
UST-Note 5.250% Due 11/25/28 ........................         135,919         1.3%
Wal Mart Stores Inc. ................................         119,241         1.2%
                                                          -----------        ----
                                                          $ 2,912,344        28.8%
                                                          ===========        ====

MEDIUM-TERM TOMORROW FUND
-------------------------
UST-Note 6.125% Due 12/31/01 ........................     $ 1,855,927        11.3%
UST-Note 5.625% Due 5/15/08 .........................       1,124,041         6.9%
BT EAFE Equity Index Fund ...........................         860,220         5.2%
Microsoft Corp. .....................................         408,625         2.5%
General Electric ....................................         317,238         1.9%
Cisco Systems .......................................         305,306         1.9%
Wal Mart Stores Inc. ................................         197,006         1.2%
GMAC 5.375% Due 9/30/02 .............................         191,552         1.2%
Intel Corp. .........................................         187,261         1.1%
Time Warner 9.125% Due 1/15/13 ......................         186,277         1.1%
                                                          -----------        ----
                                                          $ 5,633,453        34.3%
                                                          ===========        ====

SHORT-TERM TOMORROW FUND
------------------------
UST-Bond 5.625% Due 5/15/08 .........................     $ 4,373,883        13.8%
UST-Note 6.125% Due 12/31/01 ........................       2,055,489         6.5%
Salomon Inc. 7.300% Due 5/15/02 .....................         862,606         2.7%
Microsoft Corp. .....................................         659,638         2.1%
Barclays Bank Plc Yankee 7.400% Due 12/15/09 ........         564,138         1.8%
Commercial Credit 8.250% Due 11/1/01 ................         520,985         1.6%
Ford Motor Credit 6.570% Due 3/19/01 ................         518,336         1.6%
Ford Motor Credit 7.375% Due 10/28/09 ...............         518,306         1.6%
Norwest Financial 5.375% 9/30/03 ....................         518,199         1.6%
Fortune Brands Inc. 7.125% Due 11/1/04 ..............         517,124         1.6%
                                                          -----------        ----
                                                          $11,108,704        34.9%
                                                          ===========        ====



Page 4


TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999


NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----

                TOMORROW LONG-TERM RETIREMENT FUND

                COMMON STOCKS (71.3%)
                BASIC MATERIALS (3.3%)
    850         AK Steel Holding Corp. .........................         $16,044
    425         Aptargroup Inc. ................................          10,678
  1,550         Boise Cascade Group ............................          62,775
  1,825        +Cytec Industries Inc. ..........................          42,203
    350         Eastman Kodak Co. ..............................          23,188
    750         Fortune Brands .................................          24,797
    525         Georgia Pacific Corp. ..........................          26,644
    650         Glatfelter (PH) Co. ............................           9,466
    150         Ferro Corp. ....................................           3,300
    550         Imco Recycling Inc. ............................           6,944
  1,200         Intermet Corp. .................................          13,950
    375         Lilly Industries Inc. - Cl A ...................           5,039
    350         Lubrizol Corp. .................................          10,806
    350         MacDermid Inc. .................................          14,372
    370         Nashua Corp. ...................................           2,775
    700         Pope & Talbot Inc. .............................          11,200
    180         Quanex Corp. ...................................           4,590
    550         Ryerson Tull Inc. ..............................          10,690
  1,100         Sherwin - Williams Co. .........................          23,100
    550         Solutia, Inc. ..................................           8,490
                                                                         -------
                                                                         331,051
                                                                         -------

                COMMERCIAL SERVICES (1.3%)
    425         ABM Industries Inc. ............................           8,659
    950        +Billing Concepts Corp. .........................           6,175
    650         Comdisco Inc. ..................................          24,213
    200        +GTech Holding Corp. ............................           4,400
  1,880         True North Communications ......................          84,013
                                                                         -------
                                                                         127,460
                                                                         -------
                CONSUMER CYCLICALS (6.3%)
    250         Abercrombie & Fitch Co. ........................           6,672
    350         Applied Power Inc. .............................          12,862
    200         Arvin Industries Inc. ..........................           5,675
    500         BJ's Wholesale Club Inc. .......................          18,250
    270        +Champion Enterprises Inc. ......................           2,312
    350        +Convergys Corp. ................................          10,762
    550         Dayton Hudson Corp. ............................          40,391
    650        +Dress Barn Inc. ................................          10,806
    180         Federal Realty Investors Trust .................           3,386
    750        +Federated Department Store .....................          37,922
    350        +Footstar Inc. ..................................          10,675
  1,400         Ford Motor Co. .................................          74,813
    100         Franchise Finance Corp. ........................
                of America .....................................           2,394
    225         General Growth Properties ......................           6,300
    675         Glenborough Realty .............................           9,028
    200         Highwood Properties ............................           4,650
    640        +Insituform Technologies - Cl A .................          18,080
    180         Kellwood Co. ...................................           3,499
    100         Liberty Property Trust .........................           2,425


    100         Mack-Cali Realty Corp. .........................         $ 2,606
    600         Mascotech Inc. .................................           7,613
    350        +The Men's Warehouse ............................          10,281
    675         Meritor Automotive .............................          13,078
  1,160        +Morrison Knudson Co. ...........................           9,063
    180        +Nautica Enterprises Inc. .......................           2,036
    360         Osh Kosh B'Gosh - Cl A .........................           7,583
  1,075         Pier 1 Imports Inc. ............................           6,853
    600         Ross Stores ....................................          10,763
    270         Ryland Group Inc. ..............................           6,227
  1,050         Shaw Industries Inc. ...........................          16,209
    460        +Southern Energy Homes ..........................           1,078
    100         Storage USA ....................................           3,025
    150         Tiffany & Company ..............................          13,387
    950        +Toys R Us .....................................          13,597
    225         USG Corp. ......................................          10,603
    200         Wabash National Corp. ..........................           3,000
  1,725         Wal Mart Stores Inc. ...........................         119,241
    400         Warnaco Group Cl A .............................           4,925
    200        +Williams Sonoma Inc. ...........................           9,200
    550         Winnebago Industries ...........................          11,034
    600         Young & Rubicam Inc. ...........................          42,450
    650         Zale Corp. .....................................          31,444
                                                                         -------
                                                                         636,198
                                                                         -------
                CONSUMER NON-CYCLICALS (3.7%)
    500         Anheuser - Busch Co. ...........................          35,438
    500         Best Foods .....................................          26,281
    500         Casey's General Store ..........................           5,219
    180         Dimon Inc. .....................................             585
  1,000         General Mills Inc. .............................          35,750
    350         Hormel Foods Corp. .............................          14,219
    400         Interstate Bakeries Corp. ......................           7,250
    250         Lancaster Colony ...............................           8,281
    200         Libbey Inc. ....................................           5,750
    800         Philip Morris Companies Inc. ...................          18,550
    600         Proctor & Gamble Co. ...........................          65,737
    625        +Quaker Oats ....................................          41,016
    475        +Ralcorp Holding Inc. ...........................           9,470
    850         Sara Lee Corp. .................................          18,753
    350        +Smithfield Foods Inc. ..........................           8,400
    300        +Suiza Foods Corp. ..............................          11,888
  2,604         Supervalu Inc. .................................          52,080
    325         Tupperware Corporation .........................           5,505
      2        +WLR Foods Inc ..................................              11
                                                                         -------
                                                                         370,183
                                                                         -------

                CONSUMER SERVICES (3.8%)
    350         Adaptive Broadband Corp. .......................          25,834
    700         Arctic Cat Inc. ................................           7,000
    350        +Brinker International Inc. .....................           8,400
  1,500         Brunswick Corp. ................................          33,375
    270        +Carmike Cinemas Inc. - Cl A ....................           2,109





                       See Notes to Financial Statements


                                                                          Page 5




TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999


NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----
  1,950         Darden Restaurants Inc. ........................         $35,344
    360        +Devry Inc. .....................................           6,705
  1,000         Donnelley RR & Sons ............................          24,812
    200         Harley Davidson Inc. ...........................          12,812
    975        +Harrah's Entertainment Inc. ....................          25,777
  1,900         Jack in the Box Inc. ...........................          39,306
    325        +Mandalay Resort Group ..........................           6,541
    640         New England Business Service ...................          15,640
    550        +Park Place Entertainment Corp. .................           6,875
    200         Polaris Industries .............................           7,250
    250        +Readers Digest Association Inc. ................           7,313
  1,100         Reynolds & Reynolds ............................          24,750
    650         Time Warner Inc. ...............................          47,084
    175        +Univision Communications Inc. ..................          17,882
    950         Viad Corp. .....................................          26,481
                                                                         -------
                                                                         381,290
                                                                         -------

                ENERGY (3.7%)
    300        +BJ Services Co. ................................          12,544
    200        +Barrett Resources Corp. ........................           5,887
    900         Coastal Corp. ..................................          31,894
    600         Exxon Mobil Corp. ..............................          48,338
     77         Friede Goldman Halter Inc ......................             534
    350         Murphy Oil Corp. ...............................          20,081
    180        +New Field Exploration Co. ......................           4,815
    575         Noble Drilling Corp. ...........................          18,831
  1,650         Occidental Petroleum Corp. .....................          35,681
    920        +Oceaneering International Inc. .................          13,743
  1,550         Royal Dutch Petroleum ADR ......................          93,678
  1,500        +Santa Fe Snyder Corp. ..........................          12,000
    325         Tosco Corporation ..............................           8,836
    925        +Transocean Sedco Forex Inc. ....................          31,161
  1,625         USX - Marathon Group ...........................          40,117
                                                                         -------
                                                                         378,140
                                                                         -------

                FINANCE (8.8%)
    625         AMBAC Financial Group Inc. .....................          32,617
    593         American International Group ...................          64,118
    200        +Amresco Inc. ..................................              281
    325         Amsouth Bancorportion ..........................           6,277
     90         Astoria Financial Corp. ........................           2,739
      8         BSB Bancorp Inc. ...............................             154
    450         BankNorth Group Inc. ...........................          12,037
    315         Bear Stearns Cos. Inc. .........................          13,466
    100         Centura Banks Inc. .............................           4,412
    178         Charter One Financial ..........................           3,404
    400         Chase Manhattan Corp. ..........................          31,075
  1,750         Citigroup Inc. .................................          97,234
    650         Comerica Inc. ..................................          30,347
    135         Commercial Federal Corp. .......................           2,405
    500         Compass Bancshares Inc. ........................          11,156
    200         Cullen/Frost Bankers Inc. ......................           5,150
    156        +Delphi Financial Group ........................            4,680


    875         Dime Bancorp Inc. ..............................         $13,234
    750         Federal National Mortgage Corp. ................          46,828
    100         Felcor Lodging Trust ...........................           1,750
    335         Fidelity National Financial Inc. ...............           4,816
    200         Finova Group Inc. ..............................           7,100
    400         First American Financial .......................           4,975
    425         FirstMerit Corp. ...............................           9,775
  1,000         First Union Corp. ..............................          32,812
    950         Fleet Boston Financial Group Inc. ..............          33,072
     99        +Frontier Insurance Group Inc. ..................             340
    100         Health Care Property Investors .................           2,388
    270         Hilb, Rogal & Hamilton Co. .....................           7,628
    900         Household International Inc. ...................          33,525
    360         Hudson United Bancorp ..........................           9,203
    180         JSB Financial Inc. .............................           9,338
    180         Keystone Financial Inc. ........................           3,791
    325         Legg Mason Inc. ................................          11,781
    300         Lincoln National Corp. Ltd. ....................          12,000
    275         MAF Bancorp ....................................           5,758
    275         Marshall & Ilsley Corp. ........................          17,273
    600         Metris Companies Inc. ..........................          21,413
    300         Morgan Stanley Dean Witter & Co. ...............          42,825
    180         Mutual Risk Management .........................           3,026
    550         National Commerce
                Bancorporation .................................          12,478
    200         Nationwide Financial Services ..................           5,588
    700         North Fork Bancorp .............................          12,250
      2         One Valley Bancorp Inc. ........................              61
    775         The PMI Group Inc. .............................          37,830
    925         PNC Bank .......................................          41,163
    550         Paine Webber Group Inc. ........................          21,347
    275         T. Rowe Price Associates Inc. ..................          10,158
    300         Provident Financial Group ......................          10,763
    100         Radian Group Inc. ..............................           4,775
    500         Raymond James Financial ........................           9,344
    750         Southtrust Corp. ...............................          28,359
    375         TCF Financial Corp. ............................           9,328
    180         Trenwick Group Inc. ............................           3,049
    525         UST Corp. ......................................          16,669
     90         US Trust Corp. .................................           7,217
                                                                         -------
                                                                         886,582
                                                                         -------

                 HEALTH CARE (7.1%)
    270         Advanced Tissue Sciences Inc. ..................             675
    200         Allergen Inc. ..................................           9,950
    650         Alpharma Inc. Cl A .............................          19,987
    400         AmeriSource Health Corp. .......................           6,075
    225         Bard (CR) Inc. .................................          11,925
    300         Baxter International ...........................          18,844
    375         Biogen Inc. ....................................          31,687
  1,450         Bristol-Myers Squibb ...........................          93,072
    550         Cambrex Corp. ..................................          18,941
    625         DENTSPLY International .........................          14,766



                       See Notes to Financial Statements


Page 6






TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----

    200         Express Scripts Inc. - Cl A ....................         $12,800
    425         Ivax Corp. .....................................          10,944
    500         Johnson & Johnson Co. ..........................          46,563
     90         Magellan Health Services Inc. ..................             568
    510         Medimmune Inc. .................................          84,596
    180         Mentor Corp. ...................................           4,646
  1,025         Merck & Co. Inc. ...............................          68,739
    180         Orthodontic Centers of America .................           2,149
    270         Owens & Minor Inc. .............................           2,413
    250        +Pacificare Health Systems - Cl B ...............          13,250
  1,525         Pfizer Inc. ....................................          49,467
    209        +Quintiles Transnational Corp. ..................           3,906
    180         Respironics Inc. ...............................           1,434
    180        +Rural/ Metro Corp. .............................             771
    180         Safeskin Corp. .................................           2,182
    850         Schering Plough Corp. ..........................          35,859
    521         Shire Pharmaceuticals Group -ADR ...............          15,184
    180         Sola International Inc. ........................           2,498
    350         Visx Inc. ......................................          18,113
    950         Warner Lambert Co. .............................          77,841
    625        +Wellpoint Health Networks ......................          41,211
                                                                         -------
                                                                         721,056
                                                                         -------

                INDUSTRIAL (4.1%)
    730         Anixter International Inc. .....................          15,056
  1,425         Belden Inc. ....................................          29,925
    950         CDI Corp. ......................................          22,919
    270         Clarcor Inc. ...................................           4,860
  1,225         General Electric ...............................         189,568
    350         Kennametal Inc. ................................          11,769
    135         Manitowoc Inc. .................................           4,590
    450         Mark IV Industries Inc. ........................           7,959
    275         Minnesota Mining
                  & Manufacturing ..............................          26,916
     90         SPS Technologies Inc. ..........................           2,874
    150         +SPX Corp. .....................................          12,122
    525         Toro Co. .......................................          19,589
  1,650         Tyco International Ltd. ........................          64,144
                                                                         -------
                                                                         412,291
                                                                         -------

                REAL ESTATE INVESTMENT TRUST (0.1%)
    400         Charles Smith Residential ......................          14,150

                TECHNOLOGY (20.5%)
    555         AAR Corp. ......................................           9,955
    550        +ADC Telecommunications Inc. ....................          39,909
    200        +Acxiom Corp. ...................................           4,800
    775        +Adaptec Inc. ...................................          38,653
    225         Adobe Systems Inc. .............................          15,131
    300         Affiliated Computer Services ...................          13,800
  1,150         Altera Corp. ...................................          56,997
    450         American Management Systems ....................          14,119
    300         Applied Materials Inc. .........................          38,006
    200         Aspect Communications Inc. .....................           7,825

    400        +Atmel Corp. ....................................         $11,825
    400        +C-Cube Microsystems Inc. .......................          24,900
    600         Ciber Inc. .....................................          16,500
  1,750        +Cisco Systems ..................................         187,469
    200        +Citrix Systems .................................          24,600
    180         Cognex Corp. ...................................           7,020
    475         Computer Associates
                International Inc. .............................          33,220
    675         Computer Task Group ............................           9,998
  1,800        +Compuware Corp. ................................          67,050
     75         Comverse Technology ............................          10,856
    500         Concord EFS Inc. ...............................          12,875
  1,000         Cypress Semiconductor ..........................          32,375
    350         Dallas Semiconductors ..........................          22,553
    375        +EMC Corp. ......................................          40,969
  1,800         Filenet Corp. ..................................          45,900
  1,275         Gerber Scientific Inc. .........................          27,970
    675        +Integrated Device Technology ...................          19,575
  1,350         Intel Corp. ....................................         111,122
    750         International Business
                Machines Corp. .................................          81,000
    575        +Intervoice - Brite Inc. ........................          13,369
    375        +Intuit .........................................          22,478
    150         Jabil Circuit Inc. .............................          10,950
    875         Johnson Controls ...............................          49,766
    820        +Kemet Corp. ....................................          36,951
    350        +LSI Logic Corp. ................................          23,625
    500        +Lexmark International Group - Cl A .............          45,250
    125        +Litton Industries Inc. .........................           6,234
  1,000         Lucent Technologies ............................          74,813
    460         Microchip Technology Inc. ......................          31,481
  2,350        +Microsoft Corp. ................................         274,363
  1,300        +Midway Games Inc. ..............................          31,119
    325         Novellus Systems Inc. ..........................          39,823
     74         PeopleSoft Inc. ................................           1,583
    100         Precision Castparts Corp. ......................           2,625
    180         Read-Rite Corp. ................................             855
    125         SCI Systems Inc. ...............................          10,273
    180        +S3 Incorporated ................................           2,081
    180         Sanmina Corp. ..................................          17,978
    100         Sterling Software Industry .....................           3,150
    800        +Sun Microsystems Inc. .........................          61,950
    350         Symantec Corp. .................................          20,519
    200         Synopsys Inc. ..................................          13,350
    325         Technitrol Inc. ................................          14,463
    850        +Tellabs Inc. ..................................          54,559
    150         Teradyne Inc. ...................................          9,900
    900         United Technologies ............................          58,500
    425         Veritas Software Corp. .........................          60,828
    325         Vishay International Inc. ......................          10,278
    250         Vitesse Semiconductor Corp. ....................          13,109
    175         Waters Corp. ...................................           9,275
    350         Xircom .........................................          26,250
                                                                       ---------
                                                                       2,078,720
                                                                       ---------



                       See Notes to Financial Statements

                                                                          Page 7





TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----



                TELECOMMUNICATIONS (5.4%)
  1,525         AT&T Corp. .....................................         $77,394
    425         Alltel Corp. ...................................          35,142
  1,300         Bell Atlantic Corp. ............................          80,031
  1,400         BellSouth Corp. ................................          65,537
    450         Centurytel Inc. ................................          21,319
    150        +DST System .....................................          11,447
    225         Dycom Industries ...............................           9,914
    550        +General Communication - Cl A ...................           2,406
    100        +Hispanic Broadcasting Corp. ....................           9,222
  1,275        +MCI Worldcom Inc. ..............................          67,655
    400        +Nextel Communications Inc. .....................          41,250
    625        +Voicestream Wireless Corp. .....................          88,945
    625        +Western Wireless Co. ...........................          41,719
                                                                         -------
                                                                         551,981
                                                                         -------

                TRANSPORTATION (0.6%)
    475        +AMR Corp. ......................................          31,825
    550        +Alaska Air Group ...............................          19,319
    750        +Yellow Corp. ...................................          12,609
                                                                         -------
                                                                          63,753
                                                                         -------
                UTILITIES (2.6%)
  2,100         Allegheny Energy Inc. ..........................          56,569
    200        +Analog Devices Inc. ............................          18,600
    650         Conectiv, Inc. .................................          10,928
  1,275         Eastern Utilities ..............................          38,648
    800         Energy East Corp. ..............................          16,650
    800         FPL Group Inc. .................................          34,250
    225         Florida Progress Co. ...........................           9,520
    500         GPU Inc. .......................................          14,969
    500        +MidAmerican Energy .............................          16,844
    700         Northwest Natural Gas Co. ......................          15,356
    200         Pinnacle West Capital ..........................           6,113
  1,250         Questar Corp. ..................................          18,750
    300         Utilicorp United Inc. ..........................           5,831
                                                                         -------
                                                                         263,028
                                                                         -------

               TOTAL COMMON STOCKS
                 (Cost $6,165,114)                                     7,215,883
                                                                       ---------

               OPEN END INVESTMENT COMPANY (5.5%)
                                        (Cost $405,706)
 38,499         BT EAFE Equity Index Fund ......................         561,321

               UNIT INVESTMENT TRUST (1.0%)
                (Cost $64,473)
    669        Standard & Poor's Depositary
                Receipt ........................................          98,259


PRINCIPAL
AMOUNT                             SECURITY                                VALUE
------                             --------                                -----


               U.S. GOVERNMENT OBLIGATIONS (18.0%)
               U.S. TREASURY NOTES (15.7%)
$800,000       6.125% Due 12/31/01 .............................        $798,248
 115,000       5.250% Due 8/15/03 ..............................         110,885
 370,000       6.125% Due 8/15/07 ..............................         360,750
 145,000       5.625% Due 5/15/08 ..............................         136,390
 160,000       5.500% Due 5/15/09 ..............................         149,075
  30,000       6.000% Due 8/15/09 ..............................          29,063
                                                                       ---------
                                                                       1,584,411
                                                                       ---------

               U.S. TREASURY BONDS (1.3%)
165,000         5.250% Due 11/15/28 ............................         135,919
                                                                       ---------

               U.S. TREASURY STRIP (1.0%)
105,000         Due 2/15/15 ....................................          37,546
170,000         Due 11/15/22 ...................................          37,257
125,000         Due 11/15/27 ...................................          20,971
                                                                       ---------
                                                                          95,774
                                                                       ---------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost $1,904,828) .............................        1,816,104
                                                                       ---------

               ASSET BACKED SECURITY (0.4%)
                (Cost $47,375)
 45,000        MBNA Master Credit Card
                Series 1995-C
                6.450% Due 2/15/08 ............................           43,734
                                                                       ---------

               EURODOLLAR DEPOSIT (3.4%)
                (Cost $339,000)
339,000        Societe Generale
                3.000% Due 1/3/00 .............................          339,000
                                                                       ---------

               TOTAL INVESTMENTS (99.6%)
                (Cost $8,926,496)                                     10,074,301

               OTHER ASSETS IN EXCESS OF
                LIABILITIES (0.4%)                                        42,700
                                                                       ---------

               TOTAL NET ASSETS (100.0%)                             $10,117,001
                                                                     ===========

+ Non-income producing security.



                       See Notes to Financial Statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999


NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----

                        TOMORROW MEDIUM-TERM RETIREMENT FUND

                COMMON STOCK - 55.9%
                BASIC MATERIALS (2.3%)
  1,450         AK Steel Holding Corp. .........................         $27,369
    200         Aptargroup Inc. ................................           5,025
    100        +Birmingham Steel Co ............................             531
  2,250         Boise Cascade Corp. ............................          91,125
  2,300        +Cytec Industries Inc. ..........................          53,188
    575         Eastman Kodak ..................................          38,094
    875         Georgia Pacific Co. ............................          44,406
    750         Glatfelter Co. .................................          10,922
    275         Imco Recycling, Inc ............................           3,472
    575         Intermet Corp. .................................           6,684
    200         Lilly Industries ...............................           2,687
    400         Lubrizol Corp. .................................          12,350
    150         MacDermid Inc. .................................           6,159
    300        +Nashua Corp. ...................................           2,250
    400         Pope & Talbot Inc. .............................           6,400
    100         Quanex Corp. ...................................           2,550
    575         Ryerson Tull Inc. ..............................          11,177
  2,000         Sherwin - Williams Co. .........................          42,000
    650         Solutia, Inc ...................................          10,034
                                                                         -------
                                                                         376,423
                                                                         -------

                CAPITAL GOODS (0.0%)
    100         Ryland Group Inc. ..............................           2,306

                COMMERCIAL SERVICES (1.9%)
    200         ABM Industries Inc. ............................           4,075
    350        +Affiliated Computer Services ...................          16,100
    200        +American Management Systems ....................           6,275
    450        +Billing Concepts Corp. .........................           2,925
    275        +Ciber Inc. .....................................           7,563
    600         Comdisco Inc. ..................................          22,350
    325         Computer Task Group ............................           4,814
    525        +Concord EFS Inc. ...............................          13,519
    500        +Convergys Corp. ................................          15,375
    175        +DST System .....................................          13,355
    350        +GTech Holding Corp. ............................           7,700
  1,000         Ryder Systems ..................................          24,437
  1,300         True North Communication .......................          58,094
  1,400         Viad Corp. .....................................          39,025
  1,000         Young & Rubicam Inc. ...........................          70,750
                                                                         -------
                                                                         306,357
                                                                         -------

                CONSUMER CYCLICALS (4.3%)
    300        +Abercrombie & Fitch ............................           8,006
    175         Applied Power Inc. .............................           6,431
    225         Arvin Industries Inc. ..........................           6,384
    550         BJ's Wholesale Club Inc. .......................          20,075
    150        +Champion Enterprise ............................           1,284
    900         Dayton Hudson Corp. ............................          66,094
    350        +Dress Barn Inc. ................................           5,819
    100         Federal Realty Investment Trust ................           1,881

    750        +Federated Department Store .....................         $37,922
    175        +Footstar Inc. ..................................           5,337
  2,700         Ford Motor Company .............................         144,281
    100         Franchise Finance Corp. of America .............           2,394
    100         General Growth Properties ......................           2,800
    150         Glenborough Realty .............................           2,006
    100         Highwood Properties Inc. .......................           2,325
    300        +Insituform Technology ..........................           8,475
    100         Kellwood Company ...............................           1,944
    100         Liberty Property Trust .........................           2,425
    100         Mack-Cali Realty Corp. .........................           2,606
    300         Mascotech Inc. .................................           3,806
    175        +The Men's Wearhouse ............................           5,141
    650         Meritor Automotive .............................          12,594
    550         +Morrison Knudsen Co. ..........................           4,297
    100        +Nautica Enterprises Inc. .......................           1,131
    200         Osh Kosh B'Gosh Class `A' ......................           4,213
    500         Pier 1 Imports Inc. ............................           3,187
    700         Ross Stores ....................................          12,556
  1,275         Shaw Industries Inc. ...........................          19,683
    200         Smith Charles Residential ......................           7,075
    250        +Southern Energy Home ...........................             586
    100         Storage USA ....................................           3,025
    175         Tiffany & Company ..............................          15,619
  2,350        +Toys R Us ......................................          33,634
    225         USG Corp. ......................................          10,603
    100         Wabash National Corp. ..........................           1,500
  2,850         Wal Mart Stores Inc. ...........................         197,006
    500         Warnaco Group Cl A .............................           6,156
    100        +Williams Sonoma ................................           4,600
    300         Winnebago Industries ...........................           6,019
    475        +Zale Corp. .....................................          22,978
                                                                         703,898

                CONSUMER NON CYCLICALS (3.4%)
    850         Anheuser-Busch Co. .............................          60,244
    850         Best Foods .....................................          44,678
    250         Caseys General Store ...........................           2,609
    100         Dimon Inc ......................................             325
  1,225         Fortune Brands .................................          40,502
     48        +General Cigar Holdings .........................             399
  1,525         General Mills Inc. .............................          54,519
    350         Hormel Foods Corp. .............................          14,219
    525         Interstate Bakeries Corp. ......................           9,516
    275         Lancaster Colony ...............................           9,109
    100         Libbey Inc. ....................................           2,875
  1,600         Philip Morris Companies Inc. ...................          37,100
    875         Proctor & Gamble Co. ...........................          95,867
    825         Quaker Oats ....................................          54,141
    225        +Ralcorp Holding Inc. ...........................           4,486
  1,450         Sara Lee Corp. .................................          31,991
    175        +Smithfield Foods Inc. ..........................           4,200
    300        +Suiza Foods Corp. ..............................          11,888





                       See Notes to Financial Statements

                                                                          Page 9



TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----

                TOMORROW MEDIUM-TERM RETIREMENT FUND (continued)

  3,664         Supervalu Inc. .................................         $73,280
    375         Tupperware Corporation .........................           6,352
                                                                         -------
                                                                         558,300
                                                                         -------
                CONSUMER SERVICE (3.0%)
    300        +Adaptive Broadband .............................          22,144
    325         Arctic Cat Inc. ................................           3,250
    325        +Brinker International Inc. .....................           7,800
  2,400         Brunswick Corp. ................................          53,400
    675        +CDI Corp. ......................................          16,284
    100        +Carmike Cinemas Inc ............................             781
  3,100         Darden Restaurants .............................          56,187
    200        +Devry Inc. .....................................           3,725
  1,600         Donnelley RR & Sons ............................          39,700
    200         Harley Davidson Inc. ...........................          12,813
  1,650         Harrah's Entertainment Inc. ....................          43,622
    125        +Hispanic Broadcasting Corp. ....................          11,527
  2,600        +Jack in the Box Inc. ...........................          53,787
    350        +Mandalay Resort Group ..........................           7,044
    300         New England Business Service ...................           7,331
    750         Park Place Entertainment Corp. .................           9,375
    100         Polaris Industries .............................           3,625
    250         Readers Digest Association Inc. ................           7,313
  1,150         Reynolds & Reynolds Cl A .......................          25,875
  1,100         Time Warner Inc. ...............................          79,681
    200        +Univision Communications Inc. ..................          20,438
                                                                       ---------
                                                                         485,702
                                                                       ---------
               ENERGY (3.2%)
    325        +BJ Services Co. ................................          13,589
    100        +Barrett Resources Corp. ........................           2,944
  1,550         Coastal Corp. ..................................          54,928
    800         Exxon Mobil Corp. Co. ..........................          64,450
     42        +Friede Goldman Halter Inc ......................             291
    375         Murphy Oil Corp. ...............................          21,516
    100         New Field Exploration Co. ......................           2,675
    675        +Noble Drilling Corp. ...........................          22,106
  2,700         Occidental Petroleum Corp. .....................          58,387
    500        +Oceaneering International Inc. .................           7,469
  2,550         Royal Dutch Petroleum ..........................         154,116
    700        +Santa Fe Snyder Corp. ..........................           5,600
    300         Tosco Corporation ..............................           8,156
  1,450        +Transocean Sedco Forex Inc. ....................          48,847
  2,700         USX - Marathon Group ...........................          66,656
                                                                       ---------
                                                                         531,730
                                                                       ---------

                FINANCE (7.2%)
  1,000         AMBAC Financial Group Inc. .....................          52,188
    900         American International Group Inc. ..............          97,313
    100        +Amresco Inc ....................................             141
    375         Amsouth Bancorporation .........................           7,242
    200         BankNorth Group Inc. ...........................           5,350


    315         Bear Stearns Cos ...............................         $13,466
    200         Cash America International .....................           1,950
     50         Centura Banks Inc. .............................           2,206
     99         Charter One Financial ..........................           1,893
    500         Chase Manhattan Corp. ..........................          38,844
  2,900         Citigroup Inc. .................................         161,131
    900         Comerica Inc. ..................................          42,019
     75         Commercial Federal Corp. .......................           1,336
    550         Compass Bancshares Inc. ........................          12,272
    100         Cullen Frost Banker ............................           2,575
     77        +Delphi Financial Group .........................           2,310
    750         Dime Bancorp Inc. ..............................          11,344
    100        +Express Scripts Inc. Cl-A ......................           6,400
  1,425         Federal National Mortgage Association ..........          88,973
    100         Felcor Lodging Trust Inc. ......................           1,750
    181         Fidelity National Financial Inc. ...............           2,602
    175         Finova Group Inc. ..............................           6,213
    200         First American Financial .......................           2,487
  1,650         First Union Corp. ..............................          54,141
    200         FirstMerit Corporation .........................           4,600
  2,150         Fleet Boston Financial Group ...................          74,847
     55        +Frontier Insurance .............................             189
    100         Health Care Property Investors .................           2,388
    150         Hilb, Rogal, and Hamilton Co ...................           4,237
  1,350         Household International Inc. ...................          50,288
    180         Hudson United Banco ............................           4,601
    100         Indymac Mortgage Holdings ......................           1,275
    100         JSB Financial ..................................           5,188
    100         Keystone Financial Inc. ........................           2,106
    132         Legg Mason Inc. ................................           4,785
    475         Lincoln National Corp. Ltd. ....................          19,000
    250         MAF Bancorp ....................................           5,234
    300         Marshall & Ilsley Corp. ........................          18,844
    300         Metris Companies ...............................          10,706
    475         Morgan Stanley Dean Witter & Co. ...............          67,806
     75         Mutual Risk Management .........................           1,261
    600         National Commerce Bancorporation ...............          13,612
    225         Nationwide Financial Services ..................           6,286
    900         North Fork Bancorporation ......................          15,750
    975         The PMI Group Inc. .............................          47,592
  1,550         PNC Bank .......................................          68,975
    850         Paine Webber Group Inc. ........................          32,991
    325         T. Rowe Price Associates Inc. ..................          12,005
    325         Provident Financial Group Inc. .................          11,659
     50         Radian Group ...................................           2,387
    225         Raymond James Financial ........................           4,205
  1,175         Southtrust Corp. ...............................          44,430
    450         TCF Financial Corp. ............................          11,194
    100         Trenwick Group Inc. ............................           1,694
    250         UST Corp. ......................................           7,937
     50         US Trust Corp. .................................           4,009
                                                                       ---------
                                                                       1,178,227
                                                                       ---------



                       See Notes to Financial Statements


Page 10





TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----

                TOMORROW MEDIUM-TERM RETIREMENT FUND (continued)

                HEALTH CARE (5.4%)
    200         Allergen Inc. ..................................         $ 9,950
    525         Alpharma Inc. Cl A .............................          16,144
    400        +AmeriSource Health .............................           6,075
    275         Bard (CR) Inc. .................................          14,575
    550         Baxter International ...........................          34,547
    400        +Biogen Inc. ....................................          33,800
  2,250         Bristol-Myers Squibb ...........................         144,422
    275         Cambrex Corp. ..................................           9,470
    625         DENTSPLY International .........................          14,766
    300        +Ivax Corp. .....................................           7,725
    850         Johnson & Johnson ..............................          79,156
     50        +Magellan Health Services Inc ...................             316
    375        +Medimmune Inc. .................................          62,203
    100         Mentor Corp. ...................................           2,581
  1,675         Merck & Co. Inc. ...............................         112,330
    100        +Orthodontic Centers of America .................           1,194
    150         Owens & Minor Inc. .............................           1,341
    200         Pacificare Health Service ......................          10,600
  2,550         Pfizer Inc. ....................................          82,716
    116        +Quintiles Transnational ........................           2,168
    100        +Respironics Inc ................................             797
    100        +Rural/Metro Corp ...............................             428
    100        +Safeskin Corp. .................................           1,213
  1,100         Schering-Plough Corp. ..........................          46,406
    234        +Shire Pharmaceuticals Group-ADR ................           6,833
    100        +Sola International Inc. ........................           1,387
    225        +Visx Inc. ......................................          11,644
  1,450         Warner Lambert Co. .............................         118,809
    875        +Wellpoint Health NE ............................          57,695
                                                                      ----------
                                                                         891,291
                                                                      ----------
                INDUSTRIAL (3.3%)
    400        +Anixter International ..........................           8,250
  1,150         Belden Inc. ....................................          24,150
    150         Clarcor Inc. ...................................           2,700
  2,050         General Electric ...............................         317,238
    375         Kennametal Inc. ................................          12,609
     75         Manitowoc Inc. .................................           2,550
    525         Mark IV Industries Inc. ........................           9,286
    375         Minnesota Mining & Manufacturing ...............          36,703
     50        +SPS Technologies Inc. ..........................           1,597
    150        +SPX Corp. ......................................          12,122
    250         Toro Co. .......................................           9,328
  2,475         Tyco International .............................          96,216
                                                                      ----------
                                                                         532,749
                                                                      ----------

                TECHNOLOGY (15.8%)
    300         AAR Corp. ......................................           5,381
    875        +ADC Telecommunications Inc. ....................          63,492
    100        +Acxiom Corporation .............................           2,400
  1,050        +Adaptec Inc. ...................................          52,369
    250         Adobe Systems Inc. .............................          16,812

  1,450        +Altera Corp. ...................................         $71,866
    210        +Analog Devices Inc. ............................          19,530
    525        +Applied Materials Inc. .........................          66,511
    100        +Aspect Telecommunications ......................           3,913
    450        +Atmel Corp. ....................................          13,303
    150        +C-Cube Microsystems ............................           9,337
  2,850        +Cisco Systems ..................................         305,306
    100        +Cognex Corp. ...................................           3,900
    775         Computer Associates International Inc. .........          54,202
  2,600        +Compuware Corp. ................................          96,850
    100        +Comverse Technology ............................          14,475
  1,100        +Cypress Semiconductor ..........................          35,613
    175         Dallas Semiconductors ..........................          11,277
    625        +EMC Corp. ......................................          68,281
    425        +Filenet Corp. ..................................          10,837
    650         Gerber Scientific Inc. .........................          14,259
    750        +Integrated Device Technology ...................          21,750
  2,275         Intel Corp. ....................................         187,261
  1,250         International Business Machines Corp. ..........         135,000
    275        +Intervoice-Brite Inc. ..........................           6,394
    375        +Intuit .........................................          22,477
    150        +Jabil Circuit Inc. .............................          10,950
    800         Johnson Controls ...............................          45,500
    450        +Kemet Corp. ....................................          20,278
    550        +LSI Logic Corp. ................................          37,125
    835        +Lexmark Holdings Cl A ..........................          75,568
    125        +Litton Industries ..............................           6,234
  1,675         Lucent Technologies ............................         125,311
    200        +Microchip Technology Inc. ......................          13,687
  3,500        +Microsoft Corp. ................................         408,625
    600        +Midway Games Inc. ..............................          14,363
    150        +Novellus Systems Inc. ..........................          18,380
     41        +PeopleSoft Inc .................................             879
    100        +Read - Rite Corp ...............................             475
    150        +SCI Systems ....................................          12,328
    550        +S3 Incorporated ................................           6,359
    100        +Sanmina Corp. ..................................           9,987
    300        +Siebel Systems Inc. ............................          25,200
  1,400        +Sun Microsystems Inc. ..........................         108,412
    375        +Symantec Corp. .................................          21,984
    200        +Synopsys Inc. ..................................          13,350
    150         Technitrol Inc. ................................           6,675
  1,400        +Tellabs Inc. ...................................          89,862
    150        +Teradyne Inc. ..................................           9,900
  1,300         United Technologies ............................          84,500
    450        +Veritas Software ...............................          64,406
    350        +Vishay International ...........................          11,069
    270        +Vitesse Semiconductor Corp. ....................          14,158
    200        +Waters Corp. ...................................          10,600
    175        +Xircom .........................................          13,125
                                                                       ---------
                                                                       2,592,086
                                                                       ---------



                       See Notes to Financial Statements


                                                                         Page 11



TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER
OF SHARES               SECURITY                                         VALUE
---------               --------                                         -----

                TOMORROW MEDIUM-TERM RETIREMENT FUND (continued)

                TELECOMMUNICATIONS (3.9%)
  2,250         AT & T Corp. ...................................        $114,188
    600         Alltel Corp. ...................................          49,612
  1,525         Bell Atlantic Corp. ............................          93,883
  1,450         BellSouth Corp. ................................          67,878
    450         Centurytel Inc. ................................          21,319
  1,575         GTE Corporation ................................         111,136
    300        +General Communication ..........................           1,313
  2,062        +MCI Worldcom Inc. ..............................         109,441
    300        +Voicestream Wireless ...........................          42,694
    300        +Western Wireless ...............................          20,025
                                                                         -------
                                                                         631,489
                                                                         -------

               TRANSPORTATION (0.5%)
    925        +AMR Corp. ......................................          61,975
    525        +Alaska Air Group ...............................          18,441
    400        +Yellow Corp. ...................................           6,725
                                                                         -------
                                                                          87,141
                                                                         -------

                UTILITIES (1.7%)
  3,875         Allegheny Energy Inc. ..........................         104,383
    700         Conectiv Inc. ..................................          11,769
    300         DTE Energy Co. .................................           9,412
    625         Easterns Utilities .............................          18,945
    700         Energy East Corp. ..............................          14,569
  1,000         FPL Group Inc. .................................          42,812
    225         Florida Progress Co. ...........................           9,520
    550         GPU Inc. .......................................          16,466
    100         MidAmerican Energy Holdings Co. ................           3,369
    350         Northwest Natural Gas Co. ......................           7,678
    450         Pinnacle West Capital ..........................          13,753
  1,350         Questar Corp. ..................................          20,250
    600         Utilicorp United Inc. ..........................          11,662
                                                                         -------
                                                                         284,588
                                                                         -------

                TOTAL COMMON STOCKS
                  (Cost $7,921,029) .............................      9,162,287
                                                                      ----------
                OPEN END INVESTMENT COMPANY (5.2%)
                   (Cost $597,441)
 59,000         BT EAFE Equity Index Fund ......................         860,220
                                                                      ----------

PRINCIPAL
AMOUNT
------
                U.S. GOVERNMENT OBLIGATIONS &
                AGENCY NOTES (22.6%)
                U.S. TREASURY BOND (0.3%)
$60,000         5.250% Due 2/15/29 .............................          49,612


PRINCIPAL
AMOUNT                   SECURITY                                          VALUE
------                   --------                                          -----
                TOMORROW MEDIUM-TERM RETIREMENT FUND (CONTINUED)

                U.S. TREASURY STRIPS (1.6%)
$330,000        Due 2/15/15 ....................................        $118,001
370,000         Due 11/15/22 ...................................          81,089
405,000         Due 11/15/27 ...................................          67,947
                                                                       ---------
                                                                         267,037
                                                                       ---------

                U.S. TREASURY NOTES (19.7%)
1,860,000       6.125% Due 12/31/01 ............................       1,855,927
1,195,000       5.625% Due 5/15/08 .............................       1,124,041
120,000         5.500% Due 5/15/09 .............................         111,806
135,000         6.000% Due 8/15/09 .............................         130,781
                                                                      ----------
                                                                       3,222,555
                                                                      ----------

               FEDERAL AGENCY AND GOVERNMENT (1.0%)
165,000        Federal National Mortgage Association
                  6.500% Due 8/15/04 ...........................         162,938

               TOTAL U.S. GOVERNMENT OBLIGATIONS
                & AGENCY NOTES
                (Cost $3,811,675) ..............................       3,702,142

               CORPORATE DEBENTURES (14.8%)
               FINANCE (9.7%)
150,000          American General Finance
                         5.750% Due 11/1/03 ....................         141,868
150,000          Barclay's Bank PLC
                         7.400% Due 12/15/09 ...................         147,166
175,000          Bear Stearns Co. Inc.
                         7.625% Due 12/7/09 ....................         171,836
100,000         #Dresdner Funding Trust
                         8.151% Due 6/30/31 ....................          93,684
130,000          FINOVA Capital Corp.
                         6.150% Due 3/31/03 ....................         125,052
175,000          Ford Motor Credit
                         7.375% Due 10/28/09 ...................         172,769
200,000          GMAC
                         5.375% Due 9/30/02 ....................         191,552
140,000          Merrill Lynch & Co.
                         5.870% Due 11/15/01 ...................         137,395
150,000          Morgan Stanley Dean Witter
                         7.125% Due 1/15/03 ....................         149,882
150,000          Salomon Inc.
                         7.300% Due 5/15/02 ....................         150,454
110,000          Sprint Capital Corp.
                          6.900% Due 5/1/19 ....................         100,043
                                                                       ---------
                                                                       1,581,701
                                                                       ---------



                       See Notes to Financial Statements


Page 12




TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

PRINCIPAL
AMOUNT                   SECURITY                                          VALUE
------                   --------                                          -----
                TOMORROW MEDIUM-TERM RETIREMENT FUND (CONTINUED)

                 INDUSTRIAL (5.1%)
$85,000          Abitibi - Consolidated
                         7.500% Due 4/1/28 .....................         $73,188
100,000          Amerada Hess Corp.
                         7.875% Due 10/1/29 ....................          97,530
 50,000          Burlington Resources
                         9.125% Due 10/1/21 ....................          55,470
175,000          Cooper Tire & Rubber Co.
                         8.000% Due 12/15/19 ...................         168,117
 95,000          Laidlaw Inc.
                         7.875% Due 4/15/05 ....................          89,820
170,000          Time Warner
                         9.125% Due 1/15/13 ....................         186,177
175,000         #Yosemite Securities Trust
                         8.250% Due 11/15/04 ...................         172,204
                                                                       ---------
                                                                         842,506
                                                                       ---------

                 TOTAL CORPORATE DEBENTURES
                    (Cost $2,476,983) ..........................       2,424,207
                                                                       ---------

                 ASSET BACKED SECURITIES (0.9%)
                    (Cost $163,180)
155,000          MBNA Master Credit Card
                     6.450% Due 2/15/08 ........................         150,640

                 TOTAL INVESTMENTS (99.4%)
                     (Cost $14,970,308) ........................      16,299,496

                 OTHER ASSETS IN EXCESS
                    OF LIABILITIES (0.6%) ......................          91,004

                 TOTAL NET ASSETS (100.0%) .....................     $16,390,500

+ Non-income producing security.

# SEC Rule 144A Security. Such security has limited markets and trades only among qualified institutional buyers.



NUMBER
OF SHARES                           SECURITY                               VALUE
---------                           --------                               -----

                      TOMORROW SHORT-TERM RETIREMENT FUND

                COMMON STOCKS (34.5%)
                BASIC MATERIALS (1.3%)
  2,050         AK Steel Holding Corp. .........................         $38,694
  3,450         Boise Cascade Corp. ............................         139,725
  2,350        +Cytec Industries Inc. ..........................          54,344
    900         Eastman Kodak Co. ..............................          59,625
  1,325         Georgia Pacific Co. ............................          67,244
  2,700         Sherwin Williams Co. ...........................          56,700
                                                                      ----------
                                                                         416,332
                                                                      ----------
                COMMERCIAL SERVICES (0.5%)
  2,550         Viad Corp. .....................................          71,081
  1,350         Young & Rubicam Inc. ...........................          95,513
                                                                      ----------
                                                                         166,594
                                                                      ----------

                CONSUMER CYCLICALS (2.6%)
    500         Dayton Hudson Corp. ............................          36,719
  1,850        +Federated Department Stores ....................          93,541
  3,550         Ford Motor Company .............................         189,703
  2,475         Home Depot Inc. ................................         169,692
  3,400        +Toys R Us ......................................          48,663
  4,050         Wal Mart Stores Inc. ...........................         279,956
                                                                      ----------
                                                                         818,274
                                                                      ----------

                CONSUMER NON CYCLICALS (2.7%)
  1,200         Anheuser- Busch Companies Inc. .................          85,050
  1,300         Best Foods .....................................          68,331
  1,850         Fortune Brands .................................          61,166
  3,300         General Mills Inc. .............................         117,975
  1,175         The PMI Group Inc. .............................          57,355
  2,400         Philip Morris Companies Inc. ...................          55,650
  1,450         Proctor & Gamble Co. ...........................         158,866
  1,700        +Quaker Oats ....................................         111,562
  2,800         Sara Lee Corp. .................................          61,775
  3,650         Supervalu Inc. .................................          73,000
                                                                      ----------
                                                                         850,730
                                                                      ----------

                CONSUMER SERVICES (1.4%)
  2,800         Brunswick Corp. ................................          62,300
  4,050         Darden Restaurants Inc. ........................          73,406
  1,900         Donnelley RR & Sons ............................          47,144
  2,450        +Harrah's Entertainment .........................          64,772
  3,100        +Jack in the Box Inc. ...........................          64,131
  1,600         Time Warner Inc. ...............................         115,900
                                                                      ----------
                                                                         427,653
                                                                      ----------

                ENERGY (2.1%)
  1,950         Coastal Corp. ..................................          69,103
  1,600         Exxon Mobil Corp. ..............................         128,900
  4,100         Occidental Petroleum Corp. .....................          88,662
  3,650         Royal Dutch Petroleum ..........................         220,597
  1,800         +Transocean Sedco Forex Inc. ...................          60,638
  4,100         USX - Marathon Group ...........................         101,219
                                                                      ----------
                                                                         669,119
                                                                      ----------




                       See Notes to Financial Statements


                                                                         Page 13




TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999



NUMBER
OF SHARES                           SECURITY                               VALUE
---------                           --------                               -----

                 TOMORROW SHORT-TERM RETIREMENT FUND (continued)


                FINANCE (4.3%)
  1,150         AMBAC Financial Group Inc. .....................         $60,016
  1,500         American International Group ...................         162,187
  1,150         Chase Manhattan Corp. ..........................          89,340
  4,150         Citigroup Inc. .................................         230,584
  1,350         Comerica Inc. ..................................          63,028
  2,000         Federal National Mortgage Association ..........         124,875
  2,500         First Union Corp. ..............................          82,031
  3,375         Fleet Boston Financial Group Inc. ..............         117,492
  2,100         Household International Inc. ...................          78,225
    725         Lincoln National Corp. Ltd. ....................          29,000
    725         Morgan Stanley Dean Witter & Co. ...............         103,494
  2,500         PNC Bank .......................................         111,250
  1,350         Paine Webber Group Inc. ........................          52,397
  1,800         Southtrust Corp. ...............................          68,063
                                                                       ---------
                                                                       1,371,982
                                                                       ---------

                HEALTH CARE (3.3%)
    800         Baxter International ...........................          50,250
  3,500         Bristol-Myers Squibb Co. .......................         224,656
  1,300         Johnson & Johnson Co. ..........................         121,063
  2,550         Merck & Co. Inc. ...............................         171,009
    950         +Pacificare Health Systems .....................          50,350
  4,750         Pfizer Inc. ....................................         154,078
  2,000         Schering-Plough Corp. ..........................          84,375
  2,350         Warner Lambert Co. .............................         192,553
                                                                       ---------
                                                                       1,048,334
                                                                       ---------

                INDUSTRIAL (2.2%)
  3,100         General Electric ...............................         479,725
    675         Minnesota Mining & Manufacturing ...............          66,066
  4,175         Tyco International Ltd. ........................         162,303
                                                                       ---------
                                                                         708,094
                                                                       ---------

                 TECHNOLOGY (10.1%)
  1,350        +ADC Telecommunications .........................          97,959
  1,400        +Adaptec Inc. ...................................          69,825
  1,650        +Altera Corp. ...................................          81,778
    800        +Applied Materials Inc. .........................         101,350
  4,450        +Cisco Systems ..................................         476,706
  1,200         Computer Associates International Inc. .........          83,925
  3,450        +Compuware Corp. ................................         128,512
    925        +EMC Corp. ......................................         101,056
  3,575         Intel Corp. ....................................         294,267
  1,950         International Business Machines Corp. ..........         210,600
  1,750         Johnson Controls ...............................          99,531
    950        +LSI Logic Corp. ................................          64,125
  1,150        +Lexmark Holdings Class A .......................         104,075
    850        +Litton Industries ..............................          42,394
  2,650         Lucent Technologies ............................         $198,253
  5,650        +Microsoft Corp. ................................         659,638
  2,100        +Sun Microsystems Inc. ..........................         162,619
  1,900        +Tellabs Inc. ...................................         121,956
  1,950         United Technologies ............................         126,750
                                                                       ---------
                                                                       3,225,319
                                                                       ---------

                TELECOMMUNICATION (3.0%)
  4,075         A T & T Corp. ..................................         206,806
  1,075         Alltel Corp. ...................................          88,889
  3,100         Bell Atlantic Corp. ............................         190,844
  3,250         BellSouth Corp. ................................         152,141
  3,712        +MCI Worldcom Inc. ..............................         196,994
  1,250        +Nextel Communications Inc. .....................         128,906
                                                                       ---------
                                                                         964,580
                                                                       ---------

                TRANSPORTATION (0.3%)
  1,450        +AMR Corp. ......................................          97,150

                UTILITY (0.7%)
  2,350         Constellation Energy Group .....................          68,150
  3,300         FPL Group Inc. .................................         141,281
                                                                         209,431

                 Total Common Stock
                  (Cost $9,584,450) ............................      10,973,592

PRINCIPAL
AMOUNT
                 U.S. GOVERNMENT OBLIGATIONS AND
                 AGENCY NOTES (26.9%)
                 U.S. TREASURY BONDS (1.1%)
$410,000         5.250% Due 2/15/29 .............................        339,018

                 U.S. TREASURY STRIPS (2.7%)
980,000          Due 2/15/15 ....................................        350,428
1,375,000        Due 11/15/22 ...................................        301,345
1,210,000        Due 11/15/27 ...................................        203,002
                                                                         854,775

                 U.S. TREASURY NOTES (21.6%)
2,060,000        6.125% Due 12/31/01 ...........................       2,055,489
4,650,000        5.625% Due 5/15/08 ............................       4,373,883
  240,000        5.500% Due 5/15/09 ............................         223,613
  235,000        6.000% Due 8/15/09 ............................         227,656
                                                                       6,880,641

                 FEDERAL AGENCY AND
                  GOVERNMENT (1.5%)
  490,000        Federal National Mortgage Association Note
                  6.500% Due 8/15/04                                     483,875
                                                                       ---------

                       See Notes to Financial Statements

Page 14




TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1999

PRINCIPAL
AMOUNT                   SECURITY                                          VALUE
------                   --------                                          -----


                 TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)


                TOTAL U.S. GOVERNMENT OBLIGATIONS
                & AGENCY NOTES
                   (Cost $8,815,529) ...........................      $8,558,309

                CORPORATE DEBENTURES (34.4%)
                CONSUMER NON CYCLICALS (0.7%)
$230,000        McKesson Corp. 6.600% Due 3/1/00 ...............         230,039

                FINANCE (24.4%)
 70,000         Associates Corp. NA
                7.520% Due 3/1/00 ..............................          70,162
400,000         Associates Corp. NA
                6.500% Due 10/15/02 ............................         394,628
575,000         Barclays Bank Plc Yankee
                7.400% Due 12/15/09 ............................         564,138
235,000         Bear Stearns Companies Inc.
                6.500% Due 7/5/00 ..............................         234,718
525,000         Bear Stearns Companies Inc.
                7.625% Due 12/7/09 .............................         515,508
160,000         Beneficial Corp.
                6.250% Due 2/18/03 .............................         154,829
510,000         Commercial Credit
                8.250% Due 11/1/01 .............................         520,985
450,000         Finova Cap Corp.
                6.150% Due 3/31/03 .............................         432,873
225,000         First Union Corp.
                6.600% Due 6/15/00 .............................         225,038
520,000         Ford Motor Credit
                6.570% Due 3/19/01 .............................         518,336
 50,000         Ford Motor Credit
                6.125% Due 1/9/06 ..............................          46,808
525,000         Ford Motor Credit
                7.375% Due 10/28/09 ............................         518,306
200,000         G.E. Capital Corp.
                8.750% Due 5/21/07 .............................         216,048
450,000         GMAC 5.750% Due 11/10/03 .......................         428,472
275,000         Merrill Lynch & Co.
                6.620% Due 6/13/00 .............................         275,429
285,000         Merrill Lynch & Co.
                5.870% Due 11/15/01 ............................         279,696
400,000         Morgan Stanley Dean Witter & Co.
                6.090% Due 3/9/11 ..............................         397,148
550,000         Norwest Financial Inc.
                5.375% Due 9/30/03 .............................         518,199
215,000         Salomon Inc.
                6.700% Due 7/5/00 ..............................         215,095
860,000         Salomon Inc.
                7.300% Due 5/15/02 .............................         862,606
265,000         Sprint Capital Corp.
                6.900% Due 5/1/19 ..............................         241,012
120,000         USL Capital Corp.
                6.500% Due 12/1/03 .............................         116,702
                                                                       ---------
                                                                       7,746,736
                                                                       ---------

PRINCIPAL
AMOUNT                   SECURITY                                          VALUE
------                   --------                                          -----
               INDUSTRIAL (7.5%)

$300,000        Abitibi-Consolidated 7.500% Due 4/1/28 .........        $258,309
 315,000        Amerada Hess Corp.7.875% Due 10/1/29 ...........         307,219
 125,000        Burlington Resources 9.125% Due 10/1/21 ........         138,675
 500,000        Cooper Tire & Rubber Co. 8.000% Due 12/15/19 ...         480,335
 525,000       #Fortune Brands Inc. 7.125% Due 11/1/04 .........         517,124
 155,000        Time Warner 9.125% Due 1/15/13 .................         169,750
 525,000       #Yosemite Securities Trust 8.250% Due 11/15/04 ..         516,610
                                                                       ---------
                                                                       2,388,022
                                                                       ---------

                REAL ESTATE INVESTMENT TRUST (1.8%)
235,000         Carramerica Realty Corp. 6.625% Due 10/1/00 ....         232,782
350,000        #Dresdner Funding Trust I 8.151% Due 6/30/31 ....         327,894
                                                                       ---------
                                                                         560,676
                                                                       ---------

                TOTAL CORPORATE DEBENTURES
                  (Cost $11,188,645)                                  10,925,473
                                                                     -----------

                ASSET BACKED SECURITIES (1.5%)
                  (Cost $505,331)
        480,000 MBNA Master Credit Card
                  6.450% Due 2/15/08                                     466,498
                                                                     -----------
                EURODOLLAR DEPOSIT (2.2%)
                  (Cost $699,000)
        699,000 Societe Generale
                  3.000% Due 1/3/00                                      699,000
                                                                     -----------

                TOTAL INVESTMENTS (99.5%)
                  (Cost $30,792,955)                                  31,622,872

                OTHER ASSETS IN EXCESS
                  OF LIABILITIES (0.5%)                                  174,156
                                                                     -----------

                TOTAL NET ASSETS (100.0%)                            $31,797,028
                                                                     ===========


+ Non-income producing security.

# SEC Rule 144A Security. Such security has limited markets and is trades among qualified institutional buyers.



                       See Notes to Financial Statements

TOMORROW FUNDS RETIREMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

                                                            LONG-          MEDIUM-          SHORT-
                                                            TERM            TERM            TERM
                                                         RETIREMENT      RETIREMENT       RETIREMENT
                                                         ----------      ----------       ----------

ASSETS
Investments at value # ..............................   $ 10,074,301    $ 16,299,496    $ 31,622,872
Cash ................................................         14,635         132,842             231
Receivable for Fund shares sold .....................         47,157          15,708          10,702
Receivable from Adviser .............................          2,724               0               0
Dividends and interest receivable ...................         21,877          63,001         235,790
Deferred organizational costs and  prepaid expenses .         10,459          11,365          10,663
                                                        ------------    ------------    ------------
                                                          10,171,153      16,522,412      31,880,258
                                                        ------------    ------------    ------------

LIABILITIES
Advisory fees payable (Note 5) ......................              0           3,178          19,785
Administration fees payable (Note 5) ................              0               0             841
Payable for investment securities purchased .........         14,225               0               0
Payable for Fund shares redeemed ....................            165          84,055           8,948
Distribution fees payable  (Adviser Shares) .........          7,430           1,479          14,345
Service fees payable  (Institutional Shares) ........            595          12,448           2,823
Other accrued expenses ..............................         31,737          30,752          36,488
                                                        ------------    ------------    ------------
                                                              54,152         131,912          83,230
                                                        ------------    ------------    ------------
NET ASSETS ..........................................   $ 10,117,001    $ 16,390,500    $ 31,797,028
                                                        ============    ============    ============

NET ASSETS REPRESENTED BY:
Shares of beneficial interest (par $0.001) ..........   $      1,122    $      1,773    $      3,180
Paid-in surplus .....................................      8,935,573      14,929,608      30,903,962
Accumulated undistributed net investment income .....          7,700          48,222           6,258
Undistributed realized gains on investments .........         24,801          81,709          53,711
Net unrealized appreciation on investments ..........      1,147,805       1,329,188         829,917
                                                        ------------    ------------    ------------
NET ASSETS ..........................................   $ 10,117,001    $ 16,390,500    $ 31,797,028
                                                        ============    ============    ============

NET ASSET VALUE AND REDEMPTION PRICE
 PER SHARE:
 ADVISER SHARES:
Net Assets ..........................................   $  8,085,763    $ 13,382,915    $ 13,590,142
Shares of beneficial interest issued  and outstanding        899,209       1,439,815       1,361,038
                                                        ------------    ------------    ------------
Net asset value per share ...........................   $       8.99    $       9.29    $       9.99
                                                        ============    ============    ============

INSTITUTIONAL SHARES:
Net Assets ..........................................   $  2,031,238    $  3,007,585    $ 18,206,886
Shares of beneficial interest issued  and outstanding        222,699         333,348       1,819,113
                                                        ------------    ------------    ------------
Net asset value per share ...........................   $       9.12    $       9.02    $      10.01
                                                        ============    ============    ============

# INVESTMENTS AT COST ...............................      8,926,496      14,970,308      30,792,955

UNREALIZED APPRECIATION/(DEPRECIATION): *
 Gross appreciation .................................      1,743,561       2,064,641       1,920,635
 Gross depreciation .................................       (595,756)       (735,453)     (1,090,718)
                                                        ------------    ------------    ------------
 NET UNREALIZED APPRECIATION ........................      1,147,805       1,329,188         829,917
                                                        ============    ============    ============

* Based on cost of securities for Federal Income tax purposes which does not differ substantially from book cost.


TOMORROW FUNDS RETIREMENT TRUST

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               LONG-TERM       MEDIUM-TERM         SHORT-TERM
                                               RETIREMENT      RETIREMENT          RETIREMENT
                                              ----------       ----------          ----------

INVESTMENT INCOME:
Dividends ..................................   $  96,205    $   137,044           $   147,719
Interest ...................................     123,444        441,778             1,371,919
                                                 -------        -------             ---------
                                                 219,649        578,822             1,519,638
                                                 -------        -------             ---------

EXPENSES:
Investment advisory fees - Note 5 ..........      70,931        128,121               246,106
Fund accounting fees .......................      42,813         48,311                47,207
Registration fees and expenses .............      15,260         13,225                17,260
Professional fees ..........................      26,120         26,527                35,145
Transfer agent fees and expenses
        (Advisor Shares) ...................      24,182         24,211                24,528
Transfer agent fees and expenses
        (Institutional Shares) .............      24,497         24,419                24,815
Distribution fees (Adviser Shares) - Note 5       38,178         72,383                79,577
Custodian fees and expenses - Note 7 .......      11,391          8,373                14,339
Amortization of organization expenses ......       9,494          9,479                 9,479
ShareholdersO reports ......................         594          3,040                 2,674
TrusteesO fees and expenses ................       7,662          7,672                 8,008
Administration fees - Note 5 ...............       8,512         15,374                29,533
Service fees (Institutional Shares) - Note 5         766          1,578                35,727
Other expenses .............................       3,100          3,148                 4,733
                                                 -------        -------             ---------
TOTAL EXPENSES .............................     283,500        385,861               579,131
Less fees waived by Adviser and
        Administrator - Note 5 .............     (79,442)       (74,226)              (45,171)
Less expenses reimbursed
        by Adviser - Note 5 ................     (41,284)       (19,819)               (1,905)
Less expenses paid indirectly - Note 7 .....      (5,613)        (4,310)               (6,580)
                                                 -------        -------             ---------
NET EXPENSES ...............................     157,161        287,506               525,475
                                                 -------        -------             ---------
NET INVESTMENT INCOME ......................      62,488        291,316               994,163
                                                 -------        -------             ---------

REALIZED AND UNREALIZED GAIN/(LOSS)
        ON INVESTMENTS
Net realized gain on investments ...........     892,051      1,036,935             1,222,327
Change in unrealized (depreciation)
        on investments .....................     (45,296)      (593,919)           (1,463,153)
                                                 -------        -------             ---------

Net Gain/(Loss) on Investments .............     846,755        443,016              (240,826)
                                                 -------        -------             ---------

NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ....................   $ 909,243    $   734,332           $   753,337
                                               =========    ===========           ===========



                       See Notes to Financial Statements


TOMORROW FUNDS RETIREMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                    LONG-TERM                   MEDIUM-TERM                       SHORT-TERM
                                                    RETIREMENT                  RETIREMENT                        RETIREMENT
                                                    ----------                  ----------                        ----------
                                                 1999          1998           1999            1998           1999           1998
                                                 ----          ----           ----            ----           ----           ----

OPERATIONS:
Net investment income ................   $     62,488    $    93,857    $    291,316    $    303,595    $    994,163   $    881,606
Net realized gain
        on investments and futures ...        892,051         75,545       1,036,935         764,785       1,222,327        675,315
Change in unrealized appreciation/
        (depreciation) on investments
        and futures ..................        (45,296)       874,375        (593,919)      1,147,490      (1,463,153)     1,647,460
                                         ------------    -----------    ------------    ------------    ------------   ------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ....        909,243      1,043,777         734,332       2,215,870         753,337      3,204,381
                                         ------------    -----------    ------------    ------------    ------------   ------------

DIVIDENDS TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME:
Adviser Shares .......................        (40,650)       (54,368)       (216,431)       (212,159)       (388,593)      (403,730)
Institutional Shares .................        (22,314)       (16,152)        (62,826)        (40,769)       (580,239)      (438,476)
                                         ------------    -----------    ------------    ------------    ------------   ------------

TOTAL DIVIDENDS TO
        SHAREHOLDERS FROM NET
        INVESTMENT INCOME ............        (62,964)       (70,520)       (279,257)       (252,928)       (968,832)      (842,206)
                                         ------------    -----------    ------------    ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDER
 FROM NET REALIZED GAINS:
        Adviser Shares ...............       (723,406)       (38,834)       (852,199)       (594,045)       (576,190)      (341,618)
        Institutional Shares .........       (180,540)        (8,974)       (188,477)        (95,128)       (712,866)      (321,549)
                                         ------------    -----------    ------------    ------------    ------------   ------------


Total distributions from net
        realized gains ...............       (903,946)       (47,808)     (1,040,676)       (689,173)     (1,289,056)      (663,167)
                                         ------------    -----------    ------------    ------------    ------------   ------------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ..................      3,377,686      5,150,936       3,578,706       5,725,284       6,753,326     24,857,758
        Shares issued in reinvestment
        of dividends and distributions        967,753        118,328       1,319,933         942,101       2,257,888      1,505,372
        Shares redeemed ..............     (3,008,583)    (2,639,065)     (4,815,479)     (4,700,383)     (8,974,365)   (10,406,723)
                                         ------------    -----------    ------------    ------------    ------------   ------------

NET INCREASE FROM CAPITAL
   SHARE TRANSACTIONS ................      1,336,856      2,630,199          83,160       1,967,002          36,849     15,956,407
                                         ------------    -----------    ------------    ------------    ------------   ------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS ................      1,279,189      3,555,648        (502,441)      3,240,771      (1,467,702)    17,655,415

NET ASSETS:
Beginning of year ....................      8,837,812      5,282,164      16,892,941      13,652,170      33,264,730     15,609,315
                                         ------------    -----------    ------------    ------------    ------------   ------------

End of year ..........................   $ 10,117,001    $ 8,837,812    $ 16,390,500    $ 16,892,941    $ 31,797,028   $ 33,264,730
                                         ============    ===========    ============    ============    ============   ============


+ Includes undistributed
        net investment income ........   $      7,700    $    17,323    $     48,222    $     44,740    $      6,258   $     50,960
                                         ------------    -----------    ------------    ------------    ------------   ------------



                       See Notes to Financial Statements

TOMORROW FUNDS RETIREMENT TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. GENERAL

    The Tomorrow Long-Term Retirement Fund ("Long-Term Fund"), Tomorrow Medium-Term Retirement Fund ("Medium-Term Fund"), Tomorrow Short-Term Retirement Fund ("Short-Term Fund"), are separate funds of the Tomorrow Funds Retirement Trust (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end investment company. All of the funds are diversified. The accompanying financial statements and notes relate to the Long-Term Fund, Medium-Term Fund and Short-Term Fund (collectively the "Funds").

    The Trust offers two classes of shares: Adviser Class Shares and Institutional Class Shares. Adviser Shares and Institutional Shares are substantially the same except that Adviser Shares bear the fees payable under a plan adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the Act (the "Distribution Plan") at an annual rate of up to 0.50% of the average daily net assets attributable to the Adviser Shares; Institutional Shares bear the fees that are payable under a Service Plan (the "Service Plan") at an annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Shares. In addition to fees paid pursuant to the Distribution Plan and Service Plan, each class also bears the expense associated with transfer agent fees.

    Investment income, expenses (other than expenses incurred under the Distribution Plan, the Service Plan and transfer agent fees and expenses), and realized and unrealized gains and losses on investments of a Fund are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Funds first commenced offering Adviser Shares on March 7, 1996 and Institutional Shares on April 2, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES

PORTFOLIO VALUATION
-------------------

COMMON STOCK - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price on such exchange as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day that the Funds calculate their net asset values. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

BONDS - Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Funds' portfolios are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MONEY MARKET SECURITIES - Investments in money market and other short-term (60 days or less) securities are valued at amortized cost, which has been determined by the Trust's Board of Trustees to represent the fair market value of such securities.

FOREIGN SECURITIES - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day that the Fund's calculate their net asset values. Unlisted foreign securities and listed foreign securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

Certain risks result from investing in foreign securities in addition to the usual risk inherent in domestic investments. Such risks include future political, economical and currency exchange developments including restrictions and changes in foreign law.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
-------------------------------------------
Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded utilizing the specific identification method. Interest income is recognized on an accrual basis and dividend income is recognized on ex-dividend date. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis.

During the year ended December 31, 1999, none of the Funds in the Trust entered into the following transactions: futures, options, forward currency contracts or foreign currency transactions.

FEDERAL INCOME TAXES
--------------------
Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no federal tax or excise tax provisions are required.

The federal income tax basis of investments approximates cost.

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------

    DIVIDENDS FROM NET INVESTMENT INCOME - Dividends from net investment income are declared and paid annually when available and are recorded on ex-dividend date.

    DISTRIBUTIONS FROM NET REALIZED GAINS - Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. However, to the extent that the net realized gains of a Fund can be offset by capital loss carryovers of that Fund, such gains will not be distributed.

    The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


USE OF ESTIMATES
----------------
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3. ORGANIZATIONAL EXPENSES
Weiss, Peck & Greer. L.L.C. ("WPG"), the Funds' Investment Adviser, paid the organizational expenses of the Fund approximating $141,000 ($47,000 each for the Long-Term, Medium-Term and Short-Term Funds). The Funds will reimburse WPG for these expenses which have been deferred and are being amortized by the Funds on a straight line method over a period of five years from the commencement of operations.

4. EXPENSES
The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Trust expenses are allocated among the Trust's respective Funds.

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    The Trust, with respect to each Fund, has entered into an Investment Advisory Agreement with WPG which entitles WPG to receive a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of each Fund's average daily net assets. For the year ended December 31, 1999 WPG voluntarily agreed not to impose its advisory fee applicable to the Long-Term Fund, and waived $74,226 and $45,171 from the Medium-Term Fund and Short-Term Fund, respectively.

    WPG has agreed to voluntarily limit each Fund's total operating expenses, (excluding taxes, brokerage commissions, interest, dividends paid on securities sold short, service fees of Institutional Class Shares, distribution fees of Adviser Class Shares and extraordinary legal fees and expenses) to 1.25% of the average daily net assets for each class. WPG will reduce its advisory fee (but not below $0) when the total operating expenses exceed these limits.

    The Trust has entered into an Administration Agreement with WPG. For its administrative services, WPG is entitled to receive a fee, which is accrued daily and paid monthly, at an annual rate of 0.09% of each Fund's average daily net assets. WPG voluntarily agreed to waive it's entire administration services fee applicable to the Funds for the year ended December 31, 1999.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Trust with respect to the Adviser Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act. Under the Distribution Plan, each Fund pays distribution and service fees at an aggregate annual rate of up to 0.50% of the daily average net assets attributable to the Adviser Class Shares. Up to 0.25% of this fee is for service fees and is intended to be compensation for personnel services and/or account maintenance services. The remaining amount is for distribution fees and is intended to compensate WPG for its services and expenses associated with serving as principal underwriter of the Adviser Class. These payments are borne solely by the Adviser Class Shares. For the year ended December 31, 1999 payments pursuant to the Distribution Plan from the Long-Term Fund, Medium-Term Fund and Short-Term Fund amounted to $38,178, $72,383 and $79,577, respectively. Of these amounts, WPG earned $16,803, $32,628 and $35,616, respectively.

    The Trust with respect to the Institutional Class of each Fund has also adopted a Service Plan (the "Institutional Service Plan") pursuant to which each Fund has agreed to pay fiduciaries of retirement plans investing in the Funds a fee for various services and/or account maintenance services relating to the Institutional Class Shares. The Institutional Service Plan fee is accrued daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value attributable to the Institutional Class Shares of each Fund, and is borne solely by the Institutional Class Shares.

6. SECURITIES TRANSACTIONS

    Sale proceeds, cost of securities purchased, (other than short term investments), total commissions and commissions received by WPG on such transactions for the year ended December 31, 1999 were as follows:

                       PROCEEDS        COST OF                   COMMISSIONS
                    FROM SECURITIES   SECURITIES      TOTAL        RECEIVED
                         SOLD         PURCHASED    COMMISSIONS     BY WPG
                         ----         ---------    -----------     ------
Long-Term Fund         $9,399,535    $10,054,217      $9,728        $7,663
Medium-Term Fund       35,329,839     35,037,411      13,718        10,292
Short-Term Fund        91,489,111     92,165,565      15,629        10,596


7. CUSTODIAN FEES

    Each Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian. The Funds' custodian fee and related offset for the year ended December 31, 1999 were as follows:

                                            CUSTODIAN
                         CUSTODIAN FEE   CREDIT RECEIVED
                         -------------   ---------------
Long-Term Fund             $11,391            $5,613
Medium-Term Fund             8,373             4,310
Short-Term Fund             14,339             6,580

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. CAPITAL SHARE TRANSACTIONS

    Transaction in shares of the Funds for the years ended December 31, 1999 and 1998 are summarized below:

LONG-TERM
                                      1999                       1998
                               SHARES      AMOUNT        SHARES        AMOUNT
                               ------      ------        ------        ------
ADVISER CLASS SHARES
Sold .....................    284,126    $ 2,596,712     499,807    $ 4,212,181
Reinvested from dividends
   and distributions .....     88,326        764,019      10,519         93,202
Redeemed .................   (258,737)    (2,386,405)   (250,398)    (2,085,866)
                             --------    -----------    --------    -----------
Net increase .............    113,715    $   974,326     259,928    $ 2,219,517
                             --------    -----------    --------    -----------

INSTITUTIONAL CLASS SHARES
Sold .....................     83,542        780,974     110,457    $   938,755
Reinvested from dividends
        and distributions      23,231        203,734       2,795         25,126
Redeemed .................    (66,795)      (622,178)    (65,357)      (553,199)
                             --------    -----------    --------    -----------
Net increase .............     39,978    $   362,530      47,895    $   410,682
                             --------    -----------    --------    -----------

Net increase in Fund .....    153,693    $ 1,336,856     307,823    $ 2,630,199
                             --------    -----------    --------    -----------

MEDIUM-TERM
                                      1999                       1998
                               SHARES       AMOUNT       SHARES         AMOUNT
                               ------       ------       ------         ------
Adviser Class Shares
Sold .....................    230,644    $ 2,192,178     487,640    $ 4,563,226
Reinvested from dividends
   and distributions .....    117,747      1,068,630      84,863        806,203
Redeemed .................   (418,915)    (4,031,392)   (415,935)    (3,903,770)
                             --------    -----------    --------    -----------
Net increase - Adviser Class  (70,524)   ($  770,584)    156,568    $ 1,465,659
                             --------    -----------    --------    -----------

Institutional Class Shares
Sold .....................    147,133    $ 1,386,528     121,042    $ 1,162,058
Reinvested from dividends
   and distributions .....     28,550        251,303      14,692        135,897
Redeemed .................    (83,754)      (784,087)    (87,303)      (796,612)
                             --------    -----------    --------    -----------
Net increase - Institutional   91,929    $   853,744      48,431    $   501,343
                             --------    -----------    --------    -----------
Net increase in Fund .....     21,405    $    83,160     204,999    $ 1,967,002
                             --------    -----------    --------    -----------
================================================================================

SHORT-TERM
                                      1999                        1998
                               SHARES      AMOUNT         SHARES       AMOUNT
                               ------      ------         ------       ------
Adviser Class Shares
Sold .....................    210,906    $ 2,217,623     823,411    $ 8,407,160
Reinvested from dividends
   and distributions .....     96,963        964,783      71,806        745,348
Redeemed .................   (583,021)    (6,119,476)   (668,780)    (6,895,655)
                             --------    -----------    --------    -----------
Net increase - Adviser Class (275,152)   ($2,937,070)    226,437    $ 2,256,853
                             --------    -----------    --------    -----------

Institutional Class Shares
Sold .....................    469,584    $ 4,535,703    1,607,353   $16,450,598
Reinvested from dividends
   and distributions .....    129,700      1,293,105      72,869        760,024
Redeemed .................   (308,892)    (2,854,889)   (337,168)    (3,511,068)
                             --------    -----------    --------    -----------
Net increase - Institutional  290,392    $ 2,973,919    1,343,054   $13,699,554
                             --------    -----------    --------    -----------

Net increase in Fund .....     15,240    $    36,849    1,569,491   $15,956,407
                             --------    -----------    --------    -----------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

    Long-term capital gain distributions paid to shareholders by the Funds during the year ended December 31, 1999, whether taken in shares or cash were as follows: Long-Term Fund $617,992, Medium-Term Fund $1,157,639 and Short-Term Fund $1,182,920.


TOMORROW FUNDS RETIREMENT TRUST
Financial Highlights

$ PER SHARE



                                                       NET
                                   NET                 REALIZED     TOTAL       DIVIDENDS   DISTRI-         NET
                                  ASSET                AND          INCOME      FROM        BUTIONS         ASSET
                                VALUE AT   NET         UNREALIZED   FROM        NET         FROM    TOTAL   VALUE AT          NET
                                BEGINNING  INVESTMENT  GAINS ON     INVESTMENT  INVESTMENT  CAPITAL DISTR-  END OF   TOTAL   ASSETS
                                OF PERIOD  INCOME      SECURITIES   OPERATIONS  INCOME      GAINS   BUTIONS PERIOD   RETURN  (000'S)
                                ---------  ------      ----------   ----------  ------      -----   --------------   ------  -------
Long-Term Retirement
Adviser Shares
For the period March 7, 1996*
    through December 31, 1996    $ 6.50    $ 0.04      $ 0.55      $ 0.59      $(0.06)  $  (0.05)  $(0.11)  $ 6.98    9.08%    $978
For the year ended
    December 31, 1997 .......      6.98      0.09        1.62        1.71       (0.08)     (0.63)   (0.71)    7.98    24.50   4,194
For the year ended
    December 31, 1998 .......      7.98      0.10        1.14        1.24       (0.07)     (0.05)   (0.12)    9.10    15.58   7,150
For the year ended
    December 31, 1999 .......      9.10      0.04        0.79        0.83       (0.05)     (0.89)   (0.94)    8.99     9.53   8,086

Institutional Shares
For the period April 2, 1996*
    through December 31, 1996      6.51      0.04        0.55        0.59        0.00      (0.05)    (0.05)   7.05     9.03     282
For the year ended
    December 31, 1997 .......      7.05      0.06        1.69        1.75       (0.10)     (0.63)   (0.73)    8.07    24.84   1,088
For the year ended
    December 31, 1998 .......      8.07      0.13        1.17        1.30       (0.09)     (0.05)   (0.14)    9.23    16.16   1,687
For the year ended
    December 31, 1999 .......      9.23      0.08        0.81        0.89       (0.11)     (0.89)   (1.00)    9.12    10.07   2,031


Medium-Term Retirement
Adviser Shares
For the period March 7, 1996*
    through December 31, 1996      7.50      0.04        0.63        0.67       (0.03)     (0.07)   (0.10)    8.07     8.89   3,416
For the year ended
    December 31, 1997 .......      8.07      0.13        1.40        1.53       (0.13)     (0.62)   (0.75)    8.85    18.96  11,987
For the year ended
    December 31, 1998 .......      8.85      0.18        1.22        1.40       (0.15)     (0.42)   (0.57)    9.68    15.94  14,617
For the year ended
    December 31, 1999 .......      9.68      0.17        0.23        0.40       (0.16)     (0.63)   (0.79)    9.29     4.32  13,383

Institutional Shares
For the period April 2, 1996*
    through December 31, 1996      7.53      0.10        0.55        0.65       (0.25)     (0.07)   (0.32)    7.86     8.54     265
For the year ended
    December 31, 1997 .......      7.86      0.24        1.29        1.53       (0.15)     (0.61)   (0.76)    8.63    19.48   1,165
For the year ended
    December 31, 1998 .......      8.63      0.22        1.18        1.40       (0.18)     (0.42)   (0.60)    9.43    16.36   2,276
For the year ended
    December 31, 1999 .......      9.43      0.19        0.24        0.43       (0.21)     (0.63)   (0.84)    9.02     4.77   3,008





                                    RATIOS
                                                                                RATIO INFORMATION
                                                                             ASSUMING NO FEE WAIVERS,
                                                                               REIMBURSEMENTS OR
                                                                                 CUSTODY FEE
                                                   RATIO OF                 EARNINGS CREDIT RECEIVED
                                        RATIO OF   NET                      -------------------------
                                        EXPENSES   INCOME TO                RATIO OF         RATIO OF
                                        TO AVERAGE AVERAGE    PORTFOLIO     EXPENSES         NET INCOME
Long-Term Retirement                     NET       NET        TURNOVER      TO AVERAGE       TO AVERAGE
Adviser Shares                          ASSETS     ASSETS       RATE        NET ASSETS       NET ASSETS
--------------                          ------     ------       ----        ----------       ----------
For the period March 7, 1996*
    through December 31, 1996            1.75%+    1.63%+      25.09%          45.36%+         -41.98%+
For the year ended
    December 31, 1997 .......            1.75%+    1.30        66.64           5.61            -2.56
For the year ended
    December 31, 1998 .......            1.75      1.17        60.96           3.25            -0.33
For the year ended
    December 31, 1999 .......            1.75      0.57       104.49           2.89            -0.57

Institutional Shares
For the period April 2, 1996*
    through December 31, 1996            1.50+     1.97+       25.09          40.49+           -37.02+
For the year ended
    December 31, 1997 .......            1.45      1.67        66.64           7.52            -4.40
For the year ended
    December 31, 1998 .......            1.27      1.64        60.96           4.09            -1.18
For the year ended
    December 31, 1999 .......            1.29      1.03       104.49           3.46            -1.13


Medium-Term Retirement
Adviser Shares
For the period March 7, 1996*
    through December 31, 1996            1.75+     1.73+       22.56          15.88+          -12.40+
For the year ended
    December 31, 1997 .......            1.75      1.80        90.67           2.92             0.63
For the year ended
    December 31, 1998 .......            1.75      1.89       155.74           2.23             1.41
For the year ended
    December 31, 1999 .......            1.75      1.63       208.58           2.21             1.17

Institutional Shares
For the period April 2, 1996*
    through December 31, 1996            1.50+     1.96+       22.56          20.86+          -17.40+
For the year ended
    December 31, 1997 .......            1.39      2.33        90.67           4.41            -0.69
For the year ended
    December 31, 1998 .......            1.28      2.38       155.74           2.79             0.87
For the year ended
    December 31, 1999 .......            1.31      2.10       208.58           2.54             0.87




$ PER SHARE



                                                       NET
                                   NET                 REALIZED     TOTAL       DIVIDENDS   DISTRI-         NET
                                  ASSET                AND          INCOME      FROM        BUTIONS         ASSET
                                VALUE AT   NET         UNREALIZED   FROM        NET         FROM    TOTAL   VALUE AT          NET
                                BEGINNING  INVESTMENT  GAINS ON     INVESTMENT  INVESTMENT  CAPITAL DISTR-  END OF   TOTAL   ASSETS
                                OF PERIOD  INCOME      SECURITIES   OPERATIONS  INCOME      GAINS   BUTIONS PERIOD   RETURN  (000'S)
                                ---------  ------      ----------   ----------  ------      -----   --------------   ------  -------

SHORT-TERM RETIREMENT
Adviser Shares
For the period March 7, 1996*
        through December 31, 1996  $  8.50   $ 0.06     $ 0.72       $ 0.78   $ (0.06)   $ (0.06)  $ (0.12)  $  9.16   8.54%  $4,459
For the year ended
        December 31, 1997 .......     9.16     0.22       1.47         1.69     (0.20)     (0.87)    (1.07)     9.78  18.46   13,786
For the year ended
        December 31, 1998 .......     9.78     0.30       0.89         1.19     (0.26)     (0.22)    (0.48)    10.49  12.22   17,157
For the year ended
        December 31, 1999 .......    10.49     0.33      (0.11)        0.22     (0.29)     (0.43)    (0.72)     9.99   2.12   13,590

Institutional Shares
For the period April 2, 1996*
        through December 31, 1996     8.51     0.00       0.70         0.70      0.00       0.00      0.00      9.21   8.23      304
For the year ended
        December 31, 1997 .......     9.21     0.17       1.55         1.72     (0.24)     (0.87)    (1.11)     9.82  18.69    1,823
For the year ended
        December 31, 1998 .......     9.82     0.34       0.90         1.24     (0.30)     (0.22)    (0.52)    10.54  12.68   16,108
For the year ended
        December 31, 1999 .......    10.54     0.31      (0.06)        0.25     (0.35)     (0.43)    (0.78)    10.01   2.40   18,207




 RATIOS
                                                                                RATIO INFORMATION
                                                                             ASSUMING NO FEE WAIVERS,
                                                                               REIMBURSEMENTS OR
                                                                                 CUSTODY FEE
                                                   RATIO OF                 EARNINGS CREDIT RECEIVED
                                        RATIO OF   NET                      -------------------------
                                        EXPENSES   INCOME TO                RATIO OF         RATIO OF
                                        TO AVERAGE AVERAGE    PORTFOLIO     EXPENSES         NET INCOME
                                         NET       NET        TURNOVER      TO AVERAGE       TO AVERAGE
                                        ASSETS     ASSETS       RATE        NET ASSETS       NET ASSETS
                                        ------     ------       ----        ----------       ----------

SHORT-TERM RETIREMENT
Adviser Shares
For the period March 7, 1996*
        through December 31, 1996        1.75%+     2.08%+     14.16%         15.68%+         -11.85%+
For the year ended
        December 31, 1997                 1.75      2.41       145.44          2.65             1.51
For the year ended
        December 31, 1998                 1.75      3.00       263.77          1.96             2.79
For the year ended
        December 31, 1999                 1.75      2.87       286.76          1.92             2.70

Institutional Shares
For the period April 2, 1996*
        through December 31, 1996         1.50+     2.31+      14.16          19.10+          -15.29+
For the year ended
        December 31, 1997                 1.44      2.87       145.44          4.01             0.30
For the year ended
        December 31, 1998                 1.45      3.31       263.77          1.64             3.12
For the year ended
        December 31, 1999                 1.46      3.18       286.76          1.62             3.02


+       Annualized
*       Commencement of operations.


                       See notes to financial statements.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of:

     TOMORROW LONG-TERM RETIREMENT FUND
     TOMORROW MEDIUM-TERM RETIREMENT FUND
     TOMORROW SHORT-TERM RETIREMENT FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and the period from March 7, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian . As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund as of December 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period t hen ended and the period from March 7, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.


                                                                        KPMG LLP
New York, New York
January 20, 2000

                                 TOMORROW FUNDS
                                 --------------
                      R E T I R E M E N T    T R U S T

                         A Lifecycle Retirement Program


                     --------------------------------------


                     ONE NEW YORK PLAZA, NEW YORK, NY 10004
                                 (800) 223-3332


INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.
Lawrence J. Israel
Graham E. Jones


OFFICERS
ROGER J. WEISS
  Chairman of the Board, President and Trustee
RONALD M. HOFFNER
  Executive Vice President and Treasurer
JOSEPH J. REARDON
  Vice President and Secretary
DANIEL CARDELL
  Vice President
DANIEL S. VANDIVORT
  Vice President
STEVEN M. PIRES
  Assistant Vice President

INVESTMENT ADVISER
Weiss, Peck & Greer, L.L.C.
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
PFPC Inc.
P.O. Box 60448
King of Prussia, PA  19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Tomorrow Funds Retirement Trust. Such offering is made only by prospectus, which includes details as to offering and other material information.

                         TOMORROW FUNDS RETIREMENT TRUST

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.

        (a)(1)    Agreement and Declaration of Trust.**

        (a)(2)    Certificate of Trust.**

        (a)(3)    Termination of Series.**

        (b)       By-Laws.**

        (c)       None.

        (d)(1) Form of Investment Advisory Agreement between the Registrant, on behalf of Tomorrow Long-Term Retirement Fund, and Weiss, Peck & Greer, L.L.C. ("WPG").*

        (d)(2) Form of Investment Advisory Agreement between the Registrant, on behalf of Tomorrow Medium-Term
                  Retirement Fund, and WPG.*

        (d)(3) Form of Investment Advisory Agreement between the Registrant, on behalf of Tomorrow Short-Term
                  Retirement Fund, and WPG.*

        (d)(4) Form of Investment Advisory Agreement between the Registrant, on behalf of Tomorrow Post-Retirement Fund, and WPG.**

        (e)       Principal Underwriting Agreement.***

        (f)       None.

        (g) Form of Custodian Agreement between the Registrant and Boston Safe Deposit and Trust Company.**

        (h) Services Agreement between the Registrant and First Data Investor Services, Inc.***

        (i)       Opinion and Consent of Counsel.**

        (j)       Consent of Independent Public Accountants.+

        (k)       None.

        (l)       Not applicable.

        (m)       Form of Adviser Class Shares Distribution Plan.*

        (o)       Multiple Class Plan adopted pursuant to Rule 18f-3.*

        (p)       Form of Code of Ethics. +

        (q)(1)    Form of Share Purchase Agreement.**

        (q)(2)    Powers of Attorney.+


--------------
+          Filed herewith.
*          Filed with Post-Effective Amendment No. 4 on June 12, 1998.
**         Filed with Post-Effective Amendment No. 3 on May 1, 1998.
***        Filed with Post-Effective Amendment No. 6 on February 26, 1999.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER
                     COMMON CONTROL WITH REGISTRANT.

                     Not applicable.

ITEM 25.   INDEMNIFICATION.

                     Except for the Agreement and Declaration of Trust dated June 21, 1995, establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Agreement and Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                     All of the information required by this item is set forth in the Form ADV, as currently amended, of WPG (File No. 801-6604). The following sections of such Form ADV are incorporated herein by reference:

                 (a)   Items 1 and 2 of Part 2;

                 (b)   Section 6, Business Background, of each Schedule D.



ITEM 27.  PRINCIPAL UNDERWRITERS

           (a) Provident Distributors, Inc. (formerly First Data Distributors, Inc.), a subsidiary of PFPC, Inc., the principal underwriter of shares of the Registrant (the "Principal Underwriter") acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include:
               Weiss, Peck & Greer Funds Trust, which consists of WPG Government Money Market Fund, WPG Tax-Free Money Market Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund and WPG Quantitative Equity Fund; Weiss, Peck & Greer International Fund; WPG Tudor Fund; and WPG Growth and Income Fund. In addition, the Principal Underwriter acts as principal underwriter to the following other investment companies:

                     International Dollar Reserve Fund I, Ltd.
                     Provident Institutional Funds Trust
                     Columbia Common Stock Fund, Inc.
                     Columbia Growth Fund, Inc.
                     Columbia International Stock Fund, Inc.
                     Columbia Special Fund, Inc.
                     Columbia Small Cap Fund, Inc.
                     Columbia Real Estate Equity Fund, Inc.
                     Columbia Balanced Fund, Inc.
                     Columbia Daily Income Company
                     Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                     Columbia High Yield Fund, Inc.
                     Columbia National Municipal Bond Fund, Inc.
                     GAMNA Series Funds, Inc.
                     WT Investment Trust
                     Kalmar Pooled Investment Trust
                     The RBB Fund, Inc.
                     Robertson Stephens Investment Trust
                     HT Insight Funds, Inc.
                     Harris Insight Funds Trust
                     Hilliard-Lyons Government Fund, Inc
                     Hilliard-Lyons Growth Fund, Inc.
                     Hilliard-Lyons Research Trust
                     Senbanc Fund
                     Warburg Pincus Trust
                     ABN AMRO Funds
                     Alleghany Funds
                     BT Insurance Funds Trust
                     First Choice Funds Trust
                     Forward Funds, Inc.
                     IAA Trust Asset Allocation Fund, Inc.
                     IAA Trust Growth Fund, Inc.
                     IAA Trust Tax Exempt Bond Fund, Inc.
                     IAA Trust Taxable Fixed Income Series Fund, Inc. IBJ Funds Trust
                     Light Index Funds, Inc.
                     LKCM Funds
                     Matthews International Funds
                     McM Funds
                     Metropolitan West Funds
                     New Covenant Funds, Inc.
                     Panorama Trust
                     Smith Breeden Series Funds
                     Smith Breeden Trust
                     Stratton Growth Fund, Inc.
                     Stratton Monthly Dividend REIT Shares, Inc.
                     The Stratton Funds, Inc.
                     The Galaxy Fund
                     The Galaxy VIP Fund
                     Galaxy Fund II
                     The Govett Funds, Inc.
                     Trainer, Wortham First Mutual Funds
                     Undiscovered Managers Funds
                     Wilshire Target Funds, Inc.

                     The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

                     Northern Funds Trust and Northern Institutional Funds Trust (Distributed by Northern Funds Distributors, LLC. a wholly owned subsidiary of Provident Distributors, Inc.)

                     The Offit Investment Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

                     The Offit Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

           The Principal Underwriter is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Principal Underwriter is located at Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961.


           (b) The following is a list of the executive officers, directors and partners of the Principal Underwriter:

         NAME                  POSITIONS AND OFFICES       POSITIONS AND OFFICES
                               WITH PRINCIPAL UNDERWRITER    WITH REGISTRANT
         ----                  --------------------------    ---------------
    Philip H. Rinnander         President and Treasurer             None
    Jane Haegele                Secretary and Sole Director         None
    Jason A. Greim              Vice President                      None
    Barbara A. Rice             Vice President                      None
    Jennifer K. Rinnander       Vice President                      None
    Lisa M. Buono               Vice President and                  None
                                  Compliance Officer



                     The principal business address of each person listed above is Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961.

     (c) Not applicable.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

                     All account, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder will be maintained (1) at the offices of the Registrant at One New York Plaza, New York, New York 10004 (2) at the offices of the Registrant's Custodian, Boston Safe Deposit and Trust Company, at One Boston Place, Boston, MA 02109 and (3) at the offices of the Registrant's Transfer Agent, PFPC, Inc., P.O. Box 60448,King of Prussia, PA 19406-0448

ITEM 29.   MANAGEMENT SERVICES

                     The Registrant is not a party to any management-related service contract, except as described in the prospectuses and the statements of additional information.

ITEM 30.   UNDERTAKINGS

                     Not applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of April, 2000.

                                   TOMORROW FUNDS RETIREMENT TRUST

                                   /S/RONALD M. HOFFNER
                                   --------------------
                                   Ronald M. Hoffner
                                   Executive Vice President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                             TITLE                        DATE
---------                             -----                        ----


/S/ROGER J. WEISS              Chairman of the Board             April 25, 2000
---------------------------
Roger J. Weiss                 (Principal Executive Officer)
                               and Trustee


/S/RONALD M. HOFFNER           Executive Vice President and      April 25, 2000
--------------------
Ronald M. Hoffner              Treasurer (Principal Financial
                               and Accounting Officer)


RAYMOND R. HERRMANN, JR.*      Trustee                           April 25, 2000
---------------------------
Raymond R. Herrmann, Jr.

LAWRENCE J. ISRAEL*            Trustee                           April 25, 2000
---------------------------
Lawrence J. Israel

GRAHAM E. JONES*               Trustee                           April 25, 2000
---------------------------
Graham E. Jones


*By: /S/RONALD M. HOFFNER                                        April 25, 2000
    ---------------------
        Ronald M. Hoffner
        Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
NUMBER          DOCUMENT TITLE
------          --------------

  (j)           Consent of Independent Public Accountants.

  (p)           Form of Code of Ethics.

  (q)(2)        Powers of Attorney